SECURITIES PURCHASE AGREEMENT
                          -----------------------------

     THIS SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of November
                                               ---------
16, 2005, by and among CHARYS HOLDING COMPANY INC., a Delaware corporation (the "Company"), and Highgate House Funds, Ltd. (the "Buyer").
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                                   WITNESSETH:
                                   -----------

     WHEREAS, the Company and the Buyer are executing and delivering this Agreement in reliance upon an exemption from securities registration pursuant to
Section  4(2) and/or Rule 506 of Regulation D ("Regulation D") as promulgated by
                                                ------------
the U.S. Securities and Exchange Commission (the "SEC") under the Securities Act
                                                  ---
of  1933,  as  amended  (the  "Securities  Act");
                               ---------------

     WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Buyer, as provided herein, and the Buyer shall purchase at the Closing (as defined below)
(i) a Three Million Dollar ($3,000,000) secured convertible debenture (the "First Convertible Debenture"), which shall be convertible, unless redeemed by
----------------------------
the Company before the expiration of one hundred twenty days from the Closing Date (as defined below) (the "Exclusive Redemption Date"), into shares of the
                                 -------------------------
Company's common stock, par value $0.001 (the "Common Stock") (as converted, the
                                               ------------
"Conversion  Shares"),  and  (ii) warrants (the "First Warrants") to purchase an
 ------------------                              -------------
aggregate  of  750,000 shares of Common Stock (the "First Warrant Shares").  The
                                                    --------------------
total purchase price for the First Convertible Debenture and the First Warrants shall be Three Million Dollars ($3,000,000), (the "First Purchase Price"); and
                                                     --------------------

     WHEREAS, at the Closing, the parties hereto shall execute and deliver a Registration Rights Agreement substantially in the form attached hereto as Exhibit A (the "Investor Registration Rights Agreement") pursuant to which the
----------        --------------------------------------
Company has agreed to provide certain registration rights under the Securities Act and the rules and regulations promulgated there under, and applicable state securities laws; and

     WHEREAS, the aggregate proceeds of the sale of the First Convertible Debenture and the First Warrants contemplated hereby shall be held in escrow pursuant to the terms of an escrow agreement substantially in the form of the Escrow Agreement among the Company, the Buyer and the Escrow Agent (as defined below) attached hereto as Exhibit B (the "Escrow Agreement") and executed by the
                          ---------       ----------------
parties  concurrently  herewith;

     WHEREAS, at the Closing, the parties hereto shall execute and deliver a Security Agreement substantially in the form attached hereto as Exhibit C (the
                                                                  ---------
"Security  Agreement")  pursuant  to which the Company has agreed to provide the
 -------------------
Buyer a security interest in Pledged Collateral (as this term is defined in the Security Agreement) to secure the Company's obligations as reflected therein;

     WHEREAS, at the Closing, the parties hereto shall execute and deliver an Escrow Shares Escrow Agreement substantially in the form attached hereto as Exhibit D (the "Escrow
----------         ------

Shares  Escrow Agreement") pursuant to which the Company shall issue and deliver
------------------------
to the Escrow Agent Twenty Million (20,000,000) shares of Common Stock or "security stock" (the "Escrow Shares") and the Escrow Agent shall distribute
                          --------------
some or all of the Escrow Shares to the Buyer upon conversion, if applicable, of the First Convertible Debenture and Second Convertible Debenture (as defined herein), as the case may, pursuant to a Conversion Notice (as defined herein) and/or exercise of the First Warrants and Second Warrants (as defined herein), as the case may be; provided, however, that the Escrow Agent shall distribute all of such Escrow Shares (less 1,000,000 of such shares which shall be retained by the Escrow Agent for purposes of distributing First Warrant Shares and Second Warrant Shares (as defined herein) upon exercise by the Buyer of the First Warrants and Second Warrants, as the case may be) to the Company upon receipt of a Redemption Notice (as defined in the Escrow Shares Agreement);

     WHEREAS, at the Closing, the parties hereto shall execute and deliver Irrevocable Transfer Agent Instructions substantially in the form attached hereto  as  Exhibit  E  (the  "Irrevocable  Transfer  Agent  Instructions");
            ----------         ------------------------------------------

     WHEREAS, the Registration Rights Agreement, the Security Agreement, the Escrow Shares Agreement and the Irrevocable Transfer Agent Instructions are sometimes referred to herein as the "Other Transaction Documents";
                                           -----------------------------

     WHEREAS,  the  Company  shall  also  have  the option (the "First Option"),
                                                                 ------------
exercisable at any time upon notice duly given to Buyer, to issue and sell to the Buyer, whereupon the Buyer shall purchase, at the Second Closing (as defined below) (i) a One Million Dollar ($1,000,000) secured convertible debenture (the "Second Convertible Debenture"), which shall be convertible, unless earlier
 ------------------------------
redeemed  by the Company, into Conversion Shares, and (ii) warrants (the "Second
 ---                                                                      ------
Warrants")  to  purchase  an  aggregate  of  250,000 shares of Common Stock (the
--------
"Second  Warrant  Shares").  The total purchase price for the Second Convertible
------------------------
Debenture and the Second Warrants shall be One Million Dollars ($1,000,000), (the "Second Closing Purchase Price"); and
       --------------------------------

     WHEREAS, in the event the Company exercises the First Option, the parties shall execute and deliver at the Second Closing appropriate amendments to the Other Transaction Documents to reflect the issuance of the Second Convertible Debenture, the additional Conversion Shares into which such debenture is convertible, the Second Warrants and the Second Warrant Shares;

     WHEREAS, for purposes of the representations and warranties set forth in Sections 2 and 3 below, the terms "Convertible Debenture," "Warrants," "Conversion Shares" and "Warrant Shares" shall mean: (i) with respect to the First Closing, the First Convertible Debenture, the First Warrants, the Conversion Shares into which the First Convertible Debenture is convertible and the First Warrant Shares, respectively; and (ii) with respect to the Second Closing, the Second Convertible Debenture, the Second Warrants, the Conversion Shares into which the Second Convertible Debenture is convertible and the Second Warrant Shares, respectively;

     WHEREAS, for purposes of the covenants and other provisions set forth in Sections 4, 5, 6 and 9 below, the terms "Convertible Debenture," "Warrants," "Conversion Shares" and "Warrant Shares" shall mean: (i) if the Company has not exercised the First Option, the First

Convertible Debenture, the First Warrants, the Conversion Shares into which the First Convertible Debenture is convertible and the First Warrant Shares, respectively; (ii) if the Company has exercised the First Option, the First Convertible Debenture and Second Convertible Debenture, as the case may be, and the Conversion Shares into which the same may be convertible, the First Warrants and Second Warrants, as the case may be, and the First Warrant Shares and Second Warrant Shares, as the case may be.

     NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Buyer hereby agree as follows:

          1.     PURCHASE  AND  SALE  OF  CONVERTIBLE  DEBENTURES;  CLOSINGS.
                 -----------------------------------------------------------

                    (a)     Purchase of First Convertible Debenture.  Subject to
                            ---------------------------------------
the satisfaction (or waiver) of the terms and conditions of this Agreement, the Buyer agrees to purchase at the Closing (as defined herein below) and the Company agrees to sell and issue to the Buyer at the Closing, the First Convertible Debenture and the First Warrants. Upon execution hereof by the Buyer, the Buyer shall wire transfer the First Purchase Price in same-day funds or a check payable to "Gottbetter & Partners, LLP, as Escrow Agent for Charys Holding Company Inc.", which Purchase Price shall be held in escrow pursuant to the terms of the Escrow Agreement (as hereinafter defined) and disbursed in accordance therewith.

                    (b)     Closing.  The  closing  (the  "Closing")  of  the
                            -------                        -------
purchase and sale of the First Convertible Debenture and First Warrants shall take place at 10:00 a.m. Eastern Standard Time within five (5) business days following the date hereof, subject to notification of satisfaction of the conditions to the Closing set forth herein and in Sections 7 and 8 below (or such later date as is mutually agreed to by the Company and the Buyer) (the "Closing Date"). The Closing shall occur on the Closing Date at the offices of
 -------------
Gottbetter & Partners, LLP, 488 Madison Avenue, New York, New York 10022 (or such other place as is mutually agreed to by the Company and the Buyer).

                    (c)     Escrow  Arrangements;  Form  of  Payment.  Upon
                            ----------------------------------------
execution hereof by Buyer and pending the Closing, the First Purchase Price shall be deposited in a non-interest bearing escrow account with Gottbetter & Partners, LLP as escrow agent (the "Escrow Agent"), pursuant to the terms of the
                                    ------------
Escrow Agreement. Subject to the satisfaction of the terms and conditions of this Agreement, on the Closing Date, (i) the Escrow Agent shall deliver to the Company in accordance with the terms of the Escrow Agreement the First Purchase Price for the First Convertible Debenture and First Warrants to be issued and sold to the Buyer, and (ii) the Company shall deliver to the Buyer, the First Convertible Debenture and the First Warrants, duly executed on behalf of the Company.

                    (d)     Purchase of Second Convertible Debenture.  In  the
                            ----------------------------------------
event the Company exercises the First Option upon notice given to Buyer, and subject to the satisfaction (or waiver) of the terms and conditions set forth in Sections 7 and 8 of this Agreement with respect to the Second Closing, the Buyer agrees to purchase at the Second Closing (as defined herein below) and the Company agrees to sell and issue to the Buyer at the Second Closing, the Second Convertible Debenture and the Second Warrants. Notwithstanding the foregoing, in the event the Company shall have exercised the First Option prior to the First Closing, the parties may agree that the purchase and sale of the Second Convertible Debenture and Second Warrants shall take place at the First Closing.

                    (e)     Second Closing.  Subject to the last sentence of the
                            --------------
preceding paragraph, the closing (the "Second Closing") of the purchase and sale
                                       --------------
of the Second Convertible Debenture and Second Warrants shall take place at 10:00 a.m. Eastern Standard Time two (2) business days prior to the date a registration statement is filed by the Company with the Securities and Exchange Commission ("SEC") pursuant to the Investor Registration Rights Agreement
              ---
providing for the registration of: (i) the Escrow Shares for conversion of the First Convertible Debenture; (ii) the First Warrant Shares; and (iii) if the Company has exercised the First Option, the Escrow Shares for conversion of the Second Convertible Debenture and Second Warrant Shares; (the "Registration
                                                                    ------------
Statement"),  subject  to  notification of satisfaction of the conditions to the
---------
Second Closing set forth herein and in Sections 7 and 8 below (or such later date as is mutually agreed to by the Company and the Buyer) (the "Second Closing
                                                                  --------------
Date").  The  Second  Closing  shall  occur  on  the  Second Closing Date at the
----
offices of Gottbetter & Partners, LLP, 488 Madison Avenue, New York, New York 10022 (or such other place as is mutually agreed to by the Company and the Buyer).


          2.     BUYER'S  REPRESENTATIONS  AND  WARRANTIES.
                 -----------------------------------------

     The  Buyer  represents  and  warrants  to  the  Company  that:

                    (a)     Investment  Purpose.  The  Buyer  is  acquiring  the
                            -------------------
Convertible Debenture and the Warrants, and, upon conversion of the Convertible Debenture, if applicable and/or the exercise of the Warrants, the Buyer will acquire the Conversion Shares and/or Warrant Shares, as defined below, then issuable, for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, the Buyer reserves the right to dispose of the Conversion Shares, if applicable, and the Warrants and Warrant Shares at any time in accordance with or pursuant to an effective registration statement covering such Conversion Shares, Warrants and Warrant Shares or an available exemption under the Securities Act.

                    (b)     Accredited  Investor  Status.  The  Buyer  is  an
                            ----------------------------
"Accredited Investor" as that term is defined in Rule 501(a)(3) of Regulation D.
 -------------------

                    (c)     Reliance  on Exemptions.  The Buyer understands that
                            -----------------------
the Convertible Debenture and the Warrants are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire such securities.

                    (d)     Information.  The  Buyer  and  its advisors (and his
                            -----------
or, its counsel), if any, have been furnished with all materials relating to the business, finances and operations of the Company and information he deemed material to making an informed investment decision regarding its purchase of the Convertible Debenture and the Warrants, and the Warrant Shares and the Conversion Shares into which the Convertible Debenture and Warrants are convertible or exercisable, as the case may be, which have been requested by the Buyer. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and its management. Neither such inquiries nor any other due diligence investigations conducted by the Buyer or its advisors, if any, or its representatives shall modify, amend or affect the Buyer's right to rely on the Company's representations and warranties contained in Section 3 below. The Buyer understands that its investment in the Convertible Debenture and the Warrants, and the Warrant Shares and Conversion Shares into which the Convertible Debenture and Warrants are convertible or exercisable, as the case may be, involves a high degree of risk. The Buyer is in a position regarding the Company, which, based upon employment, family relationship or economic bargaining power, enabled and enables the Buyer to obtain information from the Company in order to evaluate the merits and risks of this investment. The Buyer has sought such accounting, legal and tax advice, as it has considered necessary to make an informed investment decision with respect to its acquisition of the Convertible Debenture and the Warrants, and the Warrant Shares and Conversion Shares into which the Convertible Debenture and Warrants are convertible or exercisable, as the case may be.

                    (e)     No  Governmental Review.  The Buyer understands that
                            -----------------------
no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Convertible Debenture, the Warrants, the Warrant Shares or the Conversion Shares, or the fairness or suitability of the investment in the Convertible Debenture and the Warrants, and the Warrant Shares and Conversion Shares into which the Convertible Debenture and Warrants are convertible or exercisable, as the case may be, nor have such authorities passed upon or endorsed the merits of the offering of the Convertible Debenture and the Warrants, and the Warrant Shares and Conversion Shares into which the Convertible Debenture and Warrants are convertible or exercisable, as the case may be.

                    (f)     Transfer  or  Resale.  The  Buyer  understands that,
                            --------------------
except as provided in the Investor Registration Rights Agreement: (i) the Convertible Debenture, the Conversion Shares, the Warrants and the Warrant Shares have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, or (B) the Buyer shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration requirements; (ii) any sale of such securities made in reliance on Rule 144 under the Securities Act (or a successor rule thereto) ("Rule 144") may be made only in accordance with the terms of Rule 144 and
  ---------
further, if Rule 144 is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities
Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the Securities and Exchange Commission ("SEC")
                                                                           ---
thereunder; and (iii) neither the Company nor any other person is under any obligation to register such securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

                    (g)     Legends.  The  Buyer  understands  that  the
                            -------
certificates or other instruments representing the Convertible Debenture, the Warrants, the Warrant Shares, the Escrow Shares and/or the Conversion Shares shall bear a restrictive legend in substantially the following form (and a stop transfer order may be placed against transfer of such stock certificates):

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TOWARD RESALE AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF (i) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR (ii) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS.

The legend set forth above shall be removed and the Company within five (5) business days shall cause its transfer agent to issue a certificate without such legend to the holder of the Convertible Debenture, Warrants, the Warrant Shares and/or Conversion Shares upon which it is stamped, if, unless otherwise required by state securities laws, (i) in connection with a public sale transaction, provided the applicable securities subject to such public sale transaction are registered under the Securities Act or (ii) in connection with a private sale transaction, after such holder provides the Company with an opinion of counsel, which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a sale, assignment or transfer of the securities subject to such private sale transaction may be made without registration under the Securities Act.

                    (h)     Authorization, Enforcement.  This Agreement has been
                            --------------------------
duly and validly authorized, executed and delivered on behalf of the Buyer and is a valid and binding agreement of the Buyer enforceable in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

                    (i)     Receipt of Documents.  The Buyer and its counsel has
                            --------------------
received and read in their entirety: (i) this Agreement and each representation, warranty and covenant set forth herein, the Security Agreement, the Investor Registration Rights Agreement, the Escrow Agreement, the Irrevocable Transfer Agent Agreement, and the Escrow Shares Escrow Agreement;
(ii) all due diligence and other information necessary to verify the accuracy and completeness of such representations, warranties and covenants; (iii) the Company's Form 10-KSB for the fiscal year ended April 30, 2005; (iv) the
Company's  Form  10-QSB  for  the  fiscal  quarter  ended July 31, 2005; (v) the
Company's Form 8-K related to the restatement of the Company's Financial Statements and (vi) it has received answers to all questions the Buyer submitted to the Company regarding an investment in the Company; and the Buyer has relied on the information contained therein and has not been furnished any other documents, literature, memorandum or prospectus.

                    (j)     Due  Formation  of  Corporate and Other Buyers.  The
                            ----------------------------------------------
Buyer is a corporation duly incorporated and validly existing under the laws of the Cayman Islands and has not been organized for the specific purpose of purchasing the Convertible Debenture and Warrants and is not prohibited from doing so.

                    (k)     No  Legal  Advice  From  the  Company.  The  Buyer
                            -------------------------------------
acknowledges, that it had the opportunity to review this Agreement and the transactions contemplated by this Agreement with its own legal counsel and investment and tax advisors. The Buyer is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

                    (l)     No  Group  Participation.     The  Buyer  and  its
                            ------------------------
affiliates is not a member of any group, nor is the Buyer acting in concert with any other person with respect to its acquisition of the Convertible Debenture and the Warrants, and the Warrant Shares and Conversion Shares into which the Convertible Debenture and Warrants are convertible or exercisable, as the case may be.

                    (m)     Company  Registration Statement.  The Buyer makes no
                            -------------------------------
representation or warranty regarding the Company's ability to have any registration statement filed pursuant to the Investor Registration Rights Agreement or otherwise declared effective by the SEC. The Company has the sole obligation to make any and all such filings as may be necessary and to have any registration statement declared effective by the SEC to the extent required by the Investor Registration Rights Agreement.

          3.     REPRESENTATIONS  AND  WARRANTIES  OF  THE  COMPANY.
                 --------------------------------------------------

     The Company represents and warrants to the Buyer that, except as set forth in the SEC Documents (as defined herein) or otherwise on the schedule of exceptions delivered to the Buyer in connection with the execution of this Agreement (the "Schedules"):
                  ---------

                    (a)     Organization and Qualification.  The Company and its
                            ------------------------------
subsidiaries are corporations duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power to own their properties and to carry on their business as now being conducted. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole.

                    (b)     Authorization,  Enforcement,  Compliance  with Other
                            ----------------------------------------------------
Instruments.  (i) The Company has the requisite corporate power and authority to
-----------
enter into and perform this Agreement, the Security Agreement, the Investor Registration Rights Agreement, the Irrevocable Transfer Agent Instructions, the Escrow Agreement and the Escrow Shares Escrow Agreement (collectively the "Transaction Documents") and to issue the Convertible Debenture and the
 ----------------------
Warrants, and the Warrant Shares and Conversion Shares into which the Convertible Debenture and Warrants are convertible or exercisable, as the case may be (including those comprising the Escrow Shares), in accordance with the terms hereof and thereof, (ii) the execution and delivery of the Transaction
Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Convertible Debenture and the Warrants, and the reservation for issuance and the issuance of the Conversion Shares and Warrant Shares issuable upon conversion or exercise thereof, as the case may be (including those comprising the Escrow Shares), have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders, (iii) the Transaction Documents have been duly executed and delivered by the Company, (iv) the Transaction Documents constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies. The authorized officer of the Company executing the Transaction Documents knows of no reason why the Company cannot file the registration statement as required under the Investor Registration Rights Agreement or perform any of the Company's other obligations under such documents.

                    (c)     Capitalization.  The  Company's  authorized  capital
                            --------------
stock is comprised of: (i) 300,000,000 shares of Common Stock, $0.001 par value per share, of which 8,930,951 shares are issued and outstanding, 11,361,682 shares are reserved for issuance pursuant to outstanding options and 862,069 shares are reserved for issuance pursuant to outstanding warrants; and (ii) 5,000,000 shares of Preferred Stock, $0.001 par value per share. There are currently three series of Preferred Stock designated as follows: (i) 1,000,000 shares have been designated as Series A Preferred Stock, $0.001 par value per share, all of which have been issued and are outstanding; (ii) 400,000 shares have been designated as Series B Preferred Stock, $0.001 par value per share, all of which have been issued and are outstanding; and (iii) 500,000 shares of Series C Preferred Stock, $0.001 par value per share, all of which have been issued and are outstanding. All of such outstanding shares have been validly issued and are fully paid and nonassessable. Except as disclosed in the SEC Documents (as defined in Section 3(f)) or in the Schedules, no shares of Common Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company. Except as disclosed in the SEC Documents or in the Schedules, as of the date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, (ii) there are no outstanding debt securities and (iii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the Securities Act (except pursuant to the Investor Registration Rights Agreement) and (iv) there are no outstanding registration statements and there are no outstanding comment letters from the SEC or any other regulatory agency. There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Convertible Debenture and Warrants as described in this Agreement. The Convertible Debenture, Warrants, Warrant Shares and Conversion Shares when issued, if applicable, will be free and clear of all pledges, liens, encumbrances and other restrictions (other than those arising under federal or state securities laws as a result of the private placement of the Convertible Debenture and Warrants). No co-sale right, right of first refusal or other similar right exists with respect to the Convertible Debenture, Warrants, Warrant Shares, and/or the Conversion Shares or the issuance and sale thereof. The issue and sale of the Convertible Debenture and the Warrants, and the Warrant Shares and Conversion Shares into which the Convertible Debenture and Warrants are convertible or exercisable, as the case may be, will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. The Company has furnished to the Buyer true and correct copies of the Company's Certificate of Incorporation, as amended and as in effect on the date hereof (the "Certificate
                                                                     -----------
of  Incorporation"),  and the Company's By-laws, as in effect on the date hereof
-----------------
(the "By-laws"), and the terms of all securities convertible into or exercisable
      -------
for Common Stock and the material rights of the holders thereof in respect thereto other than stock options issued to employees and consultants.

                    (d)     Issuance  of  Securities.  The Convertible Debenture
                            ------------------------
and Warrants are duly authorized and, upon issuance in accordance with the terms hereof, shall be duly issued, fully paid and nonassessable, are and free from all taxes, liens and charges with respect to the issue thereof. The Conversion Shares and the Warrant Shares issuable upon conversion of the Convertible Debenture and Warrants, as the case may be (including those comprising the Escrow Shares), have been duly authorized and reserved for issuance. Upon conversion or exercise in accordance with the Transaction Documents, the Conversion Shares and the Warrant Shares, as the case may be (including those comprising the Escrow Shares), will be duly issued, fully paid and nonassessable.

                    (e)     No  Conflicts.  Except  as  disclosed  in  the  SEC
                            -------------
Documents or in the Schedules, the execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby will not (i) result in a violation of the Certificate of Incorporation, any certificate of designations of any outstanding series of preferred stock of the Company or the By-laws or (ii) conflict with or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of The National Association of Securities Dealers Inc.'s OTC Bulletin Board on which the Common Stock is quoted) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected. Except as disclosed in the SEC Documents or in the Schedules, neither the Company nor its subsidiaries is in violation of any term of or in default under its Certificate of Incorporation or By-laws or their organizational charter or by-laws, respectively, or any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its subsidiaries. The business of the Company and its subsidiaries is not being conducted, and shall not be conducted in violation of any material law, ordinance, or regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement or the Investor
Registration Rights Agreement in accordance with the terms hereof or thereof. Except as disclosed in the SEC Documents or in the Schedules, all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company and its subsidiaries are unaware of any facts or circumstance, which might give rise to any of the foregoing.

                    (f)     SEC Documents: Financial Statements.  Since February
                            -----------------------------------
4, 2004, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (all of the foregoing
                                            ------------
filed prior to the date hereof or amended after the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to as the "SEC
                                                                             ---
Documents").  The  Company has delivered to the Buyer or its representatives, or
---------
made available through the SEC's website at http://www.sec.gov., true and complete copies of the SEC Documents. Except as otherwise set forth in the Schedules, as of their respective dates, the financial statements of the Company disclosed in the SEC Documents (the "Financial Statements") complied as to form
                                      --------------------
in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such Financial Statements or the notes thereto, or
(ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and, fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Buyer which is not included in the SEC Documents, including, without limitation, information referred to in this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                    (g)     10(b)-5.  Except  as  otherwise  set  forth  in  the
                            -------
Schedules, the SEC Documents do not include any untrue statements of material fact, nor do they omit to state any material fact required to be stated therein necessary to make the statements made, in light of the circumstances under which they were made, not misleading.

                    (h)     Absence  of  Litigation.  Except as disclosed in the
                            -----------------------
SEC Documents or in the Schedules, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending against or affecting the Company, the Common Stock or any of the Company's subsidiaries, wherein an unfavorable decision, ruling or finding would (i) have a material adverse effect on the transactions contemplated hereby, (ii) adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of the documents contemplated herein, or (iii) except as expressly disclosed in the SEC Documents or in the Schedules, have a material adverse effect on the business, operations, properties, financial condition or results of operations of the Company and its subsidiaries taken as a whole.

                    (i)     Acknowledgment  Regarding  Buyer's  Purchase  of the
                            ----------------------------------------------------
Convertible  Debenture.  The  Company  acknowledges and agrees that the Buyer is
----------------------
acting solely in the capacity of an arm's length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that the Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by the Buyer or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to such Buyer's purchase of the Convertible Debenture and the Warrants, and the Warrant Shares and Conversion Shares into which the Convertible Debenture and Warrants are convertible or exercisable, as the case may be. The Company further represents to the Buyer that the Company's decision to enter into this Agreement has been based solely on the independent evaluation by the Company and its representatives.

                    (j)     No  General  Solicitation.  Neither the Company, nor
                            -------------------------
any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Convertible Debenture and the Warrants, and the Warrant Shares and Conversion Shares into which the Convertible Debenture and Warrants are convertible or exercisable, as the case may be.

                    (k)     No  Integrated  Offering.  Neither  the Company, nor
                            ------------------------
any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Convertible Debenture and the Warrants, and the Warrant Shares and Conversion Shares into which the Convertible Debenture and Warrants are convertible or exercisable, as the case may be, under the Securities Act or cause this offering of the Convertible Debenture and the Warrants, and the Warrant Shares and Conversion Shares into which the

Convertible Debenture and Warrants are convertible or exercisable, as the case may be, to be integrated with prior offerings by the Company for purposes of the Securities Act.

                    (l)     Employee  Relations.  Neither the Company nor any of
                            -------------------
its subsidiaries is involved in any labor dispute nor, to the knowledge of the Company or any of its subsidiaries, is any such dispute threatened. None of the Company's or its subsidiaries' employees is a member of a union and the Company and its subsidiaries believe that their relations with their employees are good.

                    (m)     Intellectual  Property  Rights.  The Company and its
                            ------------------------------
subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. The Company and its subsidiaries do not have any knowledge of any infringement by the Company or its subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, and, to the knowledge of the Company there is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or its subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement; and the Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

                    (n)     Environmental  Laws.
                            -------------------

                         (i)     To  the  knowledge  of the Company, each of the
Company and its subsidiaries has complied with all applicable Environmental Laws (as defined below), except for violations of Environmental Laws that, individually or in the aggregate, have not had and would not reasonably be expected to have a material adverse effect on the assets, business, condition (financial or otherwise), results of operations or future prospects of the Company (a "Material Adverse Effect"). There is no pending or, to the knowledge
            -----------------------
of the Company, threatened civil or criminal litigation, written notice of violation, formal administrative proceeding, or investigation, inquiry or information request, relating to any Environmental Law involving the Company or any subsidiary, except for litigation, notices of violations, formal administrative proceedings or investigations, inquiries or information requests that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect. For purposes of this Agreement, "Environmental Law" means any federal, state or local law, statute, rule or regulation or the common law relating to the environment or occupational health and safety, including without limitation any statute, regulation, administrative decision or order pertaining to (i) treatment, storage, disposal, generation and transportation of industrial, toxic or hazardous materials or substances or solid or hazardous waste; (ii) air, water and noise pollution; (iii) groundwater and soil contamination; (iv) the release or threatened release into the environment of industrial, toxic or hazardous materials or substances, or solid or hazardous waste, including without limitation emissions, discharges, injections, spills, escapes or dumping of pollutants, contaminants or chemicals;
(v) the protection of wild life, marine life and wetlands, including without limitation all endangered and threatened species; (vi) storage tanks, vessels, containers, abandoned or discarded barrels, and other closed receptacles; (vii) health and safety of employees and other persons; and (viii) manufacturing, processing, using, distributing, treating, storing, disposing, transporting or handling of materials regulated under any law as pollutants, contaminants, toxic or hazardous materials or substances or oil or petroleum products or solid or hazardous waste. As used above, the terms "release" and "environment" shall have the meaning set forth in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA").
                      ------

                         (ii)     Set  forth  in the Schedules to this Agreement
is a list of all documents (whether in hard copy or electronic form) that contain any environmental reports, investigations and audits relating to premises currently or previously owned or operated by the Company or a subsidiary (whether conducted by or on behalf of the Company or a subsidiary or a third party, and whether done at the initiative of the Company or a subsidiary or directed by a third party) which were issued or conducted during the past five years and which the Company has possession of or access to. A complete and accurate copy of each such document has been provided to the Buyer.

                         (iii)     To  the  knowledge of the Company there is no
material environmental liability with respect to any solid or hazardous waste transporter or treatment, storage or disposal facility that has been used by the Company or any subsidiary.

                         (iv)     The  Company  and  its  subsidiaries  (i) have
received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (ii) are in compliance with all terms and conditions of any such permit, license or approval.

                    (o)     Title.  Any  real property and facilities held under
                            -----
lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

                    (p)     Insurance.  The Company and each of its subsidiaries
                            ---------
are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its subsidiaries are engaged. Neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

                    (q)     Regulatory  Permits.  The  Company  and  its
                            -------------------
subsidiaries possess all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

                    (r)     Internal  Accounting  Controls.  Except as otherwise
                            ------------------------------
set forth in the Schedules, the Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, and (iii) the recorded amounts for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                    (s)     No  Material  Adverse  Breaches, etc.  Except as set
                            ------------------------------------
forth in the SEC Documents or in the Schedules, neither the Company nor any of its subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company's officers has or is expected in the future to have a Material Adverse Effect. Except as set forth in the SEC Documents or in the Schedules, neither the Company nor any of its subsidiaries is in breach of any contract or agreement which breach, in the judgment of the Company's officers, has or is expected to have a Material Adverse Effect.

                    (t)     Tax  Status.  Except  as  set  forth  in  the  SEC
                            -----------
Documents or in the Schedules, the Company and each of its subsidiaries has made and filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

                    (u)     Certain  Transactions.  Except  as  set forth in the
                            ---------------------
SEC Documents or in the Schedules, and except for arm's length transactions pursuant to which the Company makes payments in the ordinary course of business upon terms no less favorable than the Company could obtain from third parties and other than the grant of stock options disclosed in the SEC Documents, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

                    (v)     Fees  and  Rights  of First Refusal.  The Company is
                            -----------------------------------
not obligated to offer the securities offered hereunder on a right of first refusal basis or otherwise to any third parties including, but not limited to, current or former stockholders of the Company, underwriters, brokers, agents or other third parties.

                    (w)     Reliance.  The  Company  acknowledges that the Buyer
                            --------
is relying on the representations and warranties made by the Company hereunder and that such representations and warranties are a material inducement to the Buyer purchasing the Convertible Debenture and Warrants. The Company further acknowledges that without such representations and warranties of the Company made hereunder, the Buyer would not enter into this Agreement.

                    (x)     Sarbanes-Oxley.  The  Company  is in compliance with
                            --------------
the applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder, that are currently in effect and is actively taking steps to ensure that it will be in compliance with other applicable provisions of such Act not currently in effect at all times after the effectiveness of such provisions except where such noncompliance would not have or reasonably be expected to result in a Material Adverse Effect or which would be reasonably likely to have a material adverse effect on the transactions contemplated hereby or by the Investor Registration Rights Agreement.

                    (y)     Registration  Form.  The  Company  meets  the
                            ------------------
requirements for the use of Form SB-2 for the registration of the resale of the Conversion Shares, the Escrow Shares and Warrant Shares, as the case may be, by the Buyer to the extent required by the Investor Registration Rights Agreement.

                    (z)     Non-Public  Information.  The  Company confirms that
                            ------------------------
neither it nor any person acting on its behalf has provided the Buyer or its agents or counsel with any information that the Company believes constitutes material, non-public information. The Company understands and confirms that the Buyer will rely on the foregoing representation in effecting transactions in securities of the Company.

                    (aa)     Anti-Takeover Provision.  The Company and its Board
                             -----------------------
of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Certificate of Incorporation (or similar charter documents) or the laws of its jurisdiction of incorporation that is or could become applicable to the Buyer as a result of the Buyer and the Company fulfilling their obligations or exercising their rights under this Agreement, including without limitation the Company's issuance of the Convertible Debenture, Warrants, Warrant Shares and Conversion Shares, as the case may be, and the Buyer's ownership thereof.

          4.     COVENANTS.
                 ---------

          (a)     Reasonable Best Efforts. Each party shall use its commercially
                  -----------------------
reasonable best efforts timely to satisfy each of the conditions to be satisfied by it as provided in Sections 7 and 8 of this Agreement.

          (b)     Form  D.  The  Company agrees to file a Form D with respect to
                  -------
the Convertible Debenture, Warrants, Warrant Shares and Conversion Shares as required under Regulation D and to provide a copy thereof to the Buyer promptly after such filing. The Company shall, on or before the Closing Date (or the Second Closing Date as the context so requires), take such action as the Company shall reasonably determine is necessary to qualify the

Convertible Debenture, Warrants, the Warrant Shares and Conversion Shares, or obtain an exemption for the Convertible Debenture, Warrants, the Warrant Shares and Conversion Shares, as the case may be, for sale to the Buyer at the Closing (or the Second Closing as the context so requires) pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of any such action so taken to the Buyer on or prior to the Closing Date (or the Second Closing Date as the context so requires).

          (c)     Reporting  Status.  Until  the  earlier  of (i) the date as of
                  -----------------
which the Buyer may sell all of the Warrants, the Warrant Shares, and Conversion Shares, as the case may be, without restriction pursuant to Rule 144(k) promulgated under the Securities Act (or successor thereto), or (ii) the date on which (A) the Buyer shall have sold all the Warrants, the Warrant Shares and Conversion Shares, as the case may be, and (B) no amount of the Convertible Debenture is outstanding (the "Registration Period"), the Company shall file in
                                -------------------
a timely manner all reports required to be filed with the SEC pursuant to the Exchange Act and the regulations of the SEC thereunder, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would otherwise permit such termination.

          (d)     Use  of Proceeds.  The Company shall use the proceeds from the
                  ----------------
sale of the Convertible Debenture and Warrants for general corporate and working capital purposes (including the funding of acquisitions), but in no event shall the Company use the proceeds to repay any indebtedness owed to any Company insiders.

          (e)     Reservation  of  Shares.  The  Company  shall  take all action
                  -----------------------
reasonably necessary to at all times have authorized, and reserved for the purpose of issuance, that number of shares of Common Stock equal to a multiple of five (5) times the number of shares of Common Stock into which the Convertible Debenture is from time to time convertible at the Default Conversion Price (as defined in the Convertible Debenture) unless a change in such multiple is agreed to in writing by the Buyer and the Company. If at any time the Company does not have available such number of authorized and unissued shares of Common Stock as shall from time to time be sufficient to effect the issuance of all of (i) the Conversion Shares, (including those comprising the Escrow Shares), upon the conversion of the entire principal amount of the Convertible Debenture and (ii) Warrant Shares upon exercise of the Warrants, the Company shall call and hold a special meeting of the stockholders within one hundred twenty (120) days of such occurrence, for the sole purpose of increasing the number of shares authorized. The Company's management shall recommend to the stockholders to vote in favor of increasing the number of shares of Common Stock authorized. Subject to any restrictions under the proxy rules under the Exchange Act, management shall also vote all of its shares in favor of increasing the number of authorized shares of Common Stock. Notwithstanding the foregoing, the Company's obligations under this Section 4(e) (other than an obligation to keep reserved for issuance the Warrant Shares upon exercise of the Warrants) shall terminate and be of no further force and effect in the event the Convertible Debenture is redeemed by the Company.

               (f)     Listings  or Quotation.  The Company shall promptly after
                       ----------------------
the Closing (and the Second Closing as the context so requires) secure the listing or quotation of the Conversion Shares and the Warrant Shares upon a national securities exchange, automated quotation system or The National Association of Securities Dealers Inc.'s Over-The-Counter Bulletin Board ("OTCBB") or other market, if any, upon which
                                     -----
shares of Common Stock are then listed or quoted (subject to official notice of issuance) and shall use its commercially reasonable best efforts to maintain, so long as any other shares of Common Stock shall be so listed, such listing of the Conversion Shares and Warrant Shares. The Company shall maintain the Common Stock's authorization for quotation on the OTCBB. It shall be an event of default hereunder if the Company fails to strictly comply with its obligation under this Section 4(f).

               (g)     Fees  and  Expenses.  (i)  Prior  to the date hereof, the
                       -------------------
Company has paid an aggregate of Ten Thousand Dollars ($10,000) in legal fees to the Buyer in connection with this transaction and shall pay Fourteen Thousand Nine Hundred Seventy-Five Dollars ($14,975) at the First Closing. The Company shall bear all of its own legal and professional fees and expenses, including but not limited to those associated with the filing of any registration statement to the extent required under the Investor Registration Rights Agreement. Each of the Company and the Buyer shall pay all costs and expenses incurred by such party in connection with the negotiation, investigation, preparation, execution and delivery of the Transaction Documents. The Company shall also pay Yorkville Advisors Management, LLC a fee equal to seven percent (7%) of the Purchase Price which shall be deducted from the monies deposited in Escrow by the Buyer at the Closing (and the Second Closing as the context so requires).

               (ii) The Company has paid a due diligence fee to Yorkville Advisors Management, LLC ("YAM") of $5,000 and shall pay a structure fee of
                              ---
$5,000  to  YAM  at  the  First  Closing.

               (h)     Warrants.  The  Company  shall  issue the Warrants to the
                       --------
Buyer at the Closing (and at the Second Closing as the context so requires). The Warrant Shares shall have such registration rights as set forth in the Investor Registration Rights Agreement.

               (i)     Registration  Statement.  The  Company  shall  be  solely
                       -----------------------
responsible for the contents of any registration statement, prospectus or other filing made with the SEC or otherwise used in the offering of the Company's securities (except as such disclosure relates solely to the Buyer and then only to the extent that such disclosure conforms with information furnished in writing by the Buyer to the Company), even if the Buyer or its agents as an accommodation to the Company participate or assist in the preparation of such registration statement, prospectus or other SEC filing. The Company shall retain its own legal counsel to review, edit, confirm and do all things such counsel deems necessary or desirable to such registration statement, prospectus or other SEC filing to ensure that it does not contain an untrue statement or alleged untrue statement of material fact or omit or alleged to omit a material fact necessary to make the statements made therein, in light of the circumstances under which the statements were made, not misleading.

               (j)     Corporate  Existence.  So  long as any of the Convertible
                       --------------------
Debenture remains outstanding, the Company shall not directly or indirectly consummate any merger, reorganization, restructuring, reverse stock split consolidation, sale of all or substantially all of the Company's assets or any similar transaction or related transactions (each such transaction, an "Organizational Change") unless, prior to the consummation of an Organizational
 ----------------------
Change, the Company obtains the written consent of each Buyer. In any such case, the Company will make appropriate provision with respect to such holders' rights and interests to insure that the provisions of this Section 4(j) will thereafter be applicable to the Convertible Debenture.

               (k)     Transactions  With  Affiliates.  So  long  as  any of the
                       ------------------------------
Convertible Debenture remains outstanding, the Company shall not, and shall cause each of its subsidiaries not to, enter into, amend, modify or supplement, or permit any subsidiary to enter into, amend, modify or supplement any agreement, transaction, commitment, or arrangement with any of its or any subsidiary's officers, directors, person who were officers or directors at any time during the previous two (2) years, stockholders who beneficially own five percent (5%) or more of the Common Stock, or Affiliates (as defined below) or with any individual related by blood, marriage, or adoption to any such individual or with any entity in which any such entity or individual owns a five percent (5%) or more beneficial interest (each a "Related Party"), except for
                                                     -------------
(a)  customary employment arrangements and benefit programs on reasonable terms,
(b) any investment in an Affiliate of the Company, (c) any agreement, transaction, commitment, or arrangement on an arms-length basis on terms no less favorable than terms which would have been obtainable from a person other than such Related Party, (d) any agreement transaction, commitment, or arrangement which is approved by a majority of the disinterested directors of the Company and for purposes hereof, any director who is also an officer of the Company or any subsidiary of the Company shall not be a disinterested director with respect to any such agreement, transaction, commitment, or arrangement. "Affiliate" for
                                                                  ---------
purposes hereof means, with respect to any person or entity, another person or entity that, directly or indirectly, (i) has a ten percent (10%) or more equity interest in that person or entity, (ii) has ten percent (10%) or more common ownership with that person or entity, (iii) controls that person or entity, or
(iv)  shares common control with that person or entity.  "Control" or "controls"
                                                          -------      --------
for purposes hereof means that a person or entity has the power, direct or indirect, to conduct or govern the policies of another person or entity.

               (l)     Transfer  Agent.  The  Company covenants and agrees that,
                       ---------------
in the event that the Company's agency relationship with the transfer agent should be terminated for any reason prior to a date which is two (2) years after the Closing Date, the Company shall immediately appoint a new transfer agent and shall require that the new transfer agent execute and agree to be bound by the terms of the Irrevocable Transfer Agent Instructions (as defined herein).

               (m)     Restriction  on Issuance of the Capital Stock. So long as
                       ---------------------------------------------
any  of  the  Convertible  Debenture remains outstanding, the Company shall not, without the prior written consent of the Buyer, (i) except for proposed issuances disclosed in Schedule 3(c), issue or sell shares of Common Stock or Preferred Stock without consideration or for a consideration per share less than the Closing Bid Price of the Common Stock determined immediately prior to its issuance, (ii) except for proposed issuances disclosed in Schedule 3(c), issue any warrant, option, right, contract, call, or other security instrument granting the holder thereof, the right to acquire Common Stock without consideration or for a consideration less than such Common Stock's Bid Price value determined immediately prior to its issuance, (iii) except for the
Security Agreement (relating to a $3,500,000 note), dated November 1, 2005, among the Company, Viasys Network Services Inc.("VNS"), Viasys Services Inc.
                                                     ---
("VSI")  and  New  Viasys  Holdings,  LLC  ("NVH")  and  the additional Security
  ---                                        ---
Agreement (relating to a $6,572,103 note), dated November 1, 2005, among the Company, VNS, VSI and NVH, enter into any security instrument granting the holder a security interest in any and all assets of the Company or (iv) file any registration statement on Form S-8. "Closing Bid Price" on any day shall be the closing bid price for a share of Common Stock on such date on the OTCBB (or such other exchange, market, or other system that the Common Stock is then traded
on), as reported on Bloomberg, L.P. (or similar organization or agency succeeding to its functions of reporting prices).

               (n)     Resales  Absent  Effective  Registration  Statement.  The
                       ---------------------------------------------------
Buyer understands and acknowledges that (i) this Agreement and the agreements contemplated hereby may require the Company to issue and deliver Conversion Shares (including those comprising the Escrow Shares) or Warrant Shares to the Buyer with legend restricting their transferability under the Securities Act, and (ii) it is aware that resales of such Conversion Shares (including those comprising the Escrow Shares) or Warrant Shares may not be made unless, at the time of resale, there is an effective registration statement under the Securities Act covering such Buyer's resale(s) or an applicable exemption from registration.

               (o)     Legend.  Certificates  evidencing  the Warrant Shares and
                       ------
Conversion Shares shall not contain any legend (including the legend set forth above), (A) while a registration statement covering the resale of such security is effective under the Securities Act (provided, however, that the Buyer's prospectus delivery requirements under the Securities Act will remain applicable), or (B) following any sale of such Warrant Shares and/or Conversion Shares pursuant to Rule 144, or (C) if such Warrant Shares and/or Conversion
Shares are eligible for sale under Rule 144(k), or (D) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the SEC). Subject to the foregoing, upon written request of the Buyer to have such legend removed, the Company shall cause its counsel to issue a legal opinion to the Company's transfer agent promptly after the effective date of any registration statement (the "Effective Date") if required by the Company's transfer agent to effect the removal of the legend hereunder. The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Section 4(o), it will, no later than three trading days following the delivery by the Buyer to the Company or the Company's transfer agent of a certificate representing Warrant Shares and/or Conversion Shares issued with a restrictive legend, deliver or cause to be delivered to such Buyer a certificate representing such Warrant Shares and/or Conversion Shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge(s) the restrictions on transfer set forth herein.

               (p)     Pledge.  The  Company  acknowledges  and  agrees that the
                       ------
Buyer may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Convertible Debenture, Warrants, Warrant Shares and/or Conversion Shares to a financial institution that is an "accredited investor" as defined in Rule 501(a) under the Securities Act and, if required under the terms of such arrangement, the Buyer may transfer pledged or secured Convertible Debenture, Warrants, Warrant Shares and/or Conversion Shares to the pledgees or secured parties.
Such a pledge or transfer would not be subject to approval of the Company provided that the Company may require a legal opinion of legal counsel to the Buyer in connection therewith. Further, no notice shall be required of such pledge. At the Buyer's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Convertible Debenture,

Warrants, Warrant Shares, Escrow Shares and/or Conversion Shares may reasonably request in connection with a pledge or transfer of the Convertible Debenture, Warrants, Warrant Shares and/or Conversion Shares, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling stockholders thereunder.

               (q)     Removal  of  Legend.  In  addition  to  the Buyer's other
                       -------------------
available remedies and provided that the conditions permitting the removal of legend specified in Section 4(o) are met, the Company shall pay to the Buyer, in cash, as partial liquidated damages and not as a penalty, for each $1,000 of Warrant Shares and/or Conversion Shares (based on the closing price of the Common Stock on the date such Warrant Shares and/or Conversion Shares are submitted to the Company's transfer agent), $5 per trading day (increasing to $10 per trading day five (5) trading days after such damages have begun to accrue) for each trading day after the seventh (7th) trading day following delivery by the Buyer to the Company or the Company's transfer agent of a certificate representing Warrant Shares and/or Conversion Shares issued with a restrictive legend, until such certificate is delivered to the Buyer with such legend removed. Nothing herein shall limit the Buyer's right to pursue actual damages for the failure of the Company and its transfer agent to deliver certificates representing any securities as required hereby or by the Irrevocable Transfer Agent Instructions, and the Buyer shall have the right to pursue all remedies available to it at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief.

               (r)     Press  Release.  In  addition to any and all other public
                       --------------
statements or disclosures made by the Company in its sole discretion (subject to the last sentence of this Section 4(r), the Company will issue a press release and file a Current Report on Form 8-K with the SEC regarding the Closing of the purchase and sale of the Convertible Debenture and Warrants on or before (4) business days after the date of the Closing (and Second Closing as the context so requires). Notwithstanding the foregoing, the Company shall not publicly disclose the names of the Buyer, or include the names of the Buyer in any filing with the SEC, without the prior written consent of the Buyer, except (i) as required by federal securities law and (ii) to the extent such disclosure is required by law or regulations, in which case the Company shall provide the Buyer with prior notice of such disclosure permitted under subclause (i) or
(ii). Furthermore, the Company covenants and agrees that neither it nor any other person acting on its behalf will provide the Buyer or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto the Buyer shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that the Buyer shall be relying on the foregoing representations in effecting transactions in securities of the Company.

               (s)     Stock  Splits,  Etc.  The  provisions  of  this Agreement
                       --------------------
shall be appropriately adjusted to reflect any stock split, stock divided, reverse stock split, reorganization or other similar event effected after the date hereof.

               (t)     No  Short  Position.  Each  of  the  Buyer and any of its
                       -------------------
Affiliates do not have an open short position in the Common Stock, and the Buyer agrees that it will not, and that it will cause its Affiliates not to, engage in any short sales of, or hedging transactions with respect to the Common Stock until the earlier to occur of (i) the fifth anniversary of the Closing Date and (ii) the Buyer no longer owns a principal balance of the Convertible Debenture.


          5.     TRANSFER  AGENT  INSTRUCTIONS.
                 -----------------------------

     The Company shall issue the Irrevocable Transfer Agent Instructions to its transfer agent irrevocably appointing Gottbetter & Partners, LLP as its agent for purpose of having certificates issued, registered in the name of the Buyer or its respective nominee(s), for the Conversion Shares representing such amounts of Convertible Debenture as specified from time to time by the Buyer to the Company upon conversion of the Convertible Debenture, for interest owed pursuant to the Convertible Debenture, and for any and all Liquidated Damages (as this term is defined in the Investor Registration Rights Agreement). Gottbetter & Partners, LLP shall be paid a cash fee of One Hundred Fifty Dollars ($150) by the Buyer or their assigns for every occasion they act pursuant to the Irrevocable Transfer Agent Instructions. For so long as any of the Conversion Debenture remains outstanding, the Company shall not change its transfer agent without the express written consent of the Buyer, which may be withheld by the Buyer in its sole discretion, and any successor transfer agent shall be required to execute the Irrevocable Transfer Agent Instructions. Prior to registration of the Conversion Shares, if applicable, under the Securities Act, all such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(g) hereof (in the case of the Conversion Shares prior to registration of such shares under the Securities Act) will be given by the Company to its transfer agent and that the Conversion Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Investor Registration Rights Agreement. Nothing in this Section 5 shall affect in any way the Buyer's obligations and agreement to comply with all applicable securities laws upon resale of Conversion Shares. If the Buyer provides the Company with an opinion of counsel, in form, scope and substance customary for opinions of counsel in comparable transactions to the effect that registration of a resale by the Buyer of any of the Conversion Shares is not required under the Securities Act, and absent manifest error in such opinion, the Company shall within five (5) business days instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by the Buyer. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyer by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5, that the Buyer shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

          6.     THE  ESCROW  SHARES;  LIMITATION  ON  CONVERSION.
                 ------------------------------------------------

          (a)     Share  Denominations.  The  Escrow Agent shall retain and hold
                  --------------------
the Escrow Shares which shall be held in accordance with the terms of this Agreement and the Escrow

Shares Escrow Agreement. The Escrow Shares shall be in the share denominations specified in Schedule II hereto, registered in the name of the Buyer.

          (b)     Conversion  Notice.  EXHIBIT F attached hereto and made a part
                  -------------------  ---------
hereof sets forth the procedures with respect to the conversion of the Convertible Debentures, including the forms of Conversion Notice to be provided upon conversion, instructions as to the procedures for conversion and such other information and instructions as may be reasonably necessary to enable the Buyer or its permitted transferee(s) to exercise the right of conversion smoothly and expeditiously. Said Exhibit F also sets forth the procedures with respect to the exercise of the Warrants, the Company's redemption of the Convertible Debenture and the release of the Escrow Shares by the Escrow Agent to the Company in connection therewith.

          (c) From and after the Closing Date, the Company agrees that, at any time the conversion price of the Convertible Debenture is such that the number of Escrow Shares for the Convertible Debenture is less than five (5) times the number of shares of Common Stock that would be needed to satisfy full conversion of such Convertible Debenture then outstanding, given the then current conversion price (the "Full Conversion Shares"), upon five (5) business
                                ----------------------
days written notice of such circumstance to the Company by the Buyer and the Escrow Agent, the Company shall issue additional share certificates in the name of the Buyer and/or its assigns in denominations specified by the Buyer, and deliver same to the Escrow Agent, such that the new number of Escrow Shares with respect to the Convertible Debentures is equal to five (5) times the Full Conversion Shares.

          (d)     Buyer's  Ownership of Common Stock.  In addition to and not in
                  ----------------------------------
lieu of the limitations on conversion set forth in the Convertible Debenture, the conversion rights of the Buyer set forth in the Convertible Debenture shall be limited, solely to the extent required, from time to time, such that, unless the Buyer gives written notice 65 days in advance to the Company of the Buyer's intention to exceed the Limitation on Conversion as defined herein, with respect to all or a specified amount of the Convertible Debenture and the corresponding number of the Conversion Shares in no instance shall the Buyer (singularly, together with any Persons who in the determination of the Buyer, together with the Buyer, constitute a group as defined in Rule 13d-5 of the Exchange Act) be entitled to convert the Convertible Debenture to the extent such conversion would result in the Buyer beneficially owning four point nine nine percent (4.99%) of the outstanding shares of Common Stock of the Company. For these purposes, beneficial ownership shall be defined and calculated in accordance with Rule 13d-3, promulgated under the Exchange Act (the foregoing being herein referred to as the "Limitation on Conversion"); provided, however, that the
                        -------------------------    --------  -------
Limitation on Conversion shall not apply to any forced or automatic conversion pursuant to this Agreement or the Convertible Debenture; and provided, further
                                                               --------  -------
that if the Company shall have breached any of the Transaction Documents, the provisions of this Section 6(d) shall be null and void from and after such date. The Company shall, promptly upon its receipt of a Conversion Notice tendered by the Buyer (or its sole designee) for the Convertible Debenture, as applicable, notify the Buyer by telephone and by facsimile (the "Limitation Notice") of the
                                                      -----------------
number of shares of Common Stock outstanding on such date and the number of Conversion Shares, which would be issuable to the Buyer (or its sole designee, as the case may be) if the conversion requested in such Conversion Notice were effected in full and the number of shares of Common Stock outstanding giving full effect to such conversion whereupon, in accordance with the Convertible Debenture, notwithstanding anything to the contrary set forth in the Convertible Debenture, the Buyer may, by notice to the Company within one
(1) business day of its receipt of the Limitation Notice by facsimile, revoke such conversion to the extent (in whole or in part) that the Buyer determines that such conversion would result in the ownership by the Buyer of shares of Common Stock in excess of the Limitation on Conversion. The Limitation Notice shall begin the 65 day advance notice required in this Section 6(d).

          (e)     Attorney's  fees.  The  Company  shall  pay  all  reasonable
                  ----------------
attorney's fees of the Buyer and Escrow Agent related to the redemption of the Convertible Debenture but in no event shall such fees exceed $2,000.

          7.     CONDITIONS  TO  THE  COMPANY'S  OBLIGATION  TO  SELL
                 ----------------------------------------------------

          (a)     First  Closing.  The  obligation  of  the Company hereunder to
                  --------------
issue and sell the First Convertible Debenture and the First Warrants to the Buyer at the Closing is subject to the satisfaction, at or before the Closing
Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

                    (i) The Buyer shall have executed the Transaction Documents and delivered them to the Company.

                    (ii) The Buyer shall have delivered to the Escrow Agent the First Purchase Price for the First Convertible Debenture and the First Warrants and the Escrow Agent shall have delivered the net proceeds to the Company by wire transfer of immediately available U.S. funds pursuant to the wire instructions provided by the Company.

                    (iii) The representations and warranties of the Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to the Closing Date. If requested by the Company, the Company shall have received a certificate, executed by an executive officer of the Buyer, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Company.

                    (iv) The Company shall have filed a form UCC -1 with regard to the Pledged Property and Pledged Collateral as detailed in the Security Agreement dated the date hereof and provided proof of such filing to the Buyer.

                    (v) The Company shall have executed a definitive stock purchase agreement with Viasys, Inc.

          (b)     Second  Closing.  Unless  otherwise  consummated  at the First
                  ---------------
Closing (which, in that event, the following conditions precedent shall be satisfied in connection with the First Closing) the obligation of the Company hereunder to issue and sell the Second Convertible Debenture and the Second Warrants to the Buyer at the Second Closing is subject to the satisfaction, at or before the Second Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

                    (i) The Buyer shall have executed appropriate amendments to the Other Transaction Documents providing for the inclusion thereunder of the Second Convertible Debenture, Second Warrants and Second Warrant Shares, as the case may be, and delivered them to the Company.

                    (ii) The Buyer shall have delivered to the Escrow Agent the Second Purchase Price for the Second Convertible Debenture and the Second Warrants and the Escrow Agent shall have delivered the net proceeds to the Company by wire transfer of immediately available U.S. funds pursuant to the wire instructions provided by the Company.

                    (iii) The representations and warranties of the Buyer shall be true and correct in all material respects as of the date when made and as of the Second Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to the Second Closing Date. If requested by the Company, the Company shall have received a certificate, executed by an executive officer of the Buyer, dated as of the Second Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Company.

          8.     CONDITIONS  TO  THE  BUYER'S  OBLIGATION  TO  PURCHASE.
                 ------------------------------------------------------

          (a)     First  Closing.  The  obligation  of  the  Buyer  hereunder to
                  --------------
purchase the First Convertible Debenture and the First Warrants at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Buyer's sole benefit and may be waived by the Buyer at any time in its sole discretion:

                    (i) The Company shall have executed the Transaction Documents and delivered the same to the Buyer.

                    (ii) The Common Stock shall be authorized for quotation on the OTCBB, trading in the Common Stock shall not have been suspended for any reason, and all the Conversion Shares issuable upon the conversion of the First Convertible Debenture shall have been approved by the OTCBB.

                    (iii) The representations and warranties of the Company shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 3 above, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the

Company at or prior to the Closing Date. If requested by the Buyer, the Buyer shall have received a certificate, executed by the President of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Buyer including, without limitation an update as of the Closing Date regarding the representation contained in Section 3(c) above.

                    (iv) The Company shall have executed and delivered to the Buyer the First Convertible Debenture and the First Warrants.

                    (v) The Buyer shall have received an opinion of counsel in a form satisfactory to the Buyer.

                    (vi) The Company shall have provided to the Buyer a certificate of good standing from the Secretary of State from the state in which the Company is incorporated.

                    (vii) The Company shall have delivered to the Escrow Agent the Escrow Shares.

                    (viii) The Company shall have provided to the Buyer an acknowledgement, to the satisfaction of the Buyer, from the Company's certified public accountant as to its ability to provide all consents required in order to file a registration statement in connection with this transaction.

                    (ix) The Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the First Convertible Debenture, shares of Common Stock sufficient to effect the conversion of all of such First Convertible Debenture.

                    (x) The Irrevocable Transfer Agent Instructions shall have been delivered to and acknowledged in writing by the Company's transfer agent.

          (b)     Second  Closing.  Unless  otherwise  consummated  at the First
                  ---------------
Closing (which, in that event, the following conditions precedent other than subsection (iv) below shall be satisfied in connection with the First Closing), the obligation of the Buyer hereunder to purchase the Second Convertible
Debenture and the Second Warrants at the Second Closing is subject to the satisfaction, at or before the Second Closing Date, of each of the following conditions:

                    (i) The Company shall have executed appropriate amendments to the Other Transaction Documents providing for the inclusion thereunder of the Second Convertible Debenture, Second Warrants and Second Warrant Shares, as the case may be, and delivered them to the Buyer.

                    (ii) The representations and warranties of the Company shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 3 above, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the Second Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Second Closing Date. If requested by the Buyer, the Buyer shall have received a certificate, executed by two officers of the Company, dated as of the Second Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Buyer including, without limitation an update as of the Second Closing Date regarding the representation contained in Section 3(c) above.

                    (iii) The Company shall have executed and delivered to the Buyer the Second Convertible Debenture and the Second Warrants.

                    (iv) The Company shall have certified that all conditions to the Second Closing have been satisfied and that the Company will file the Registration Statement with the SEC in compliance with the rules and regulations promulgated by the SEC for filing thereof two (2) business days after the Second Closing. If requested by the Buyer, the Buyer shall have received a certificate, executed by the two officers of the Company, dated as of the Second Closing Date, to the foregoing effect. The Buyers have no obligation to fund at the Second Closing if the Company has filed the Registration Statement.

                    (v) The Company shall have provided to the Buyer a certificate of good standing from the secretary of the state in which the Company is incorporated.

                    (v) The Company shall have delivered to the Escrow Agent the additional Escrow Shares pursuant to 6(c) hereof, if necessary.

                    (vi) The Company shall have provided to the Buyer an acknowledgement, to the satisfaction of the Buyer, from the Company's certified public accountant as to its ability to provide all consents required in order to file a registration statement in connection with this transaction.

          9.     INDEMNIFICATION.
                 ---------------

                    (a) In consideration of the Buyer's execution and delivery of this Agreement and acquiring the Convertible Debenture and the Warrants hereunder, and the Conversion Shares and Warrants into which the Convertible Debenture and Warrants are convertible or exercisable, as the case, and in addition to all of the Company's other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless the Buyer, and its officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Buyer Indemnitees") from and against any and all
                                -----------------
actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Buyer Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by the Buyer
                           ------------------------
Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement, or any other certificate, instrument or document contemplated hereby executed by the Company, (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement, the Convertible Debenture or the Investor Registration Rights Agreement or any other certificate, instrument or document contemplated hereby executed by the Company, or (c) any cause of action, suit or claim brought or made against such Buyer Indemnitee based on material misrepresentations or due to a material breach by the Company and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of the Buyer Indemnities, any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Convertible Debentures. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

                    (b) In consideration of the Company's execution and delivery of this Agreement, and issuance of the Convertible Debenture and the Warrants hereunder, and the Conversion Shares and Warrants into which the Convertible Debenture and Warrants are convertible or exercisable, as the case, and in addition to all of the Buyer's other obligations under this Agreement, the Buyer shall defend, protect, indemnify and hold harmless the Company and all of its officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Company Indemnitees") from and against any and
                                  -------------------
all Indemnified Liabilities incurred by the Company Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Buyer in this Agreement, or any other certificate, instrument or document contemplated hereby executed by the Buyer, (b) any breach of any covenant, agreement or obligation of the Buyer contained in this Agreement, the Convertible Debenture or the Investor Registration Rights Agreement or any other certificate, instrument or document contemplated hereby executed by the Buyer, or (c) any cause of action, suit or claim brought or made against such Company Indemnitee based on material misrepresentations or due to a material breach by the Buyer and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement, the Convertible Debenture or the Investor Registration Rights Agreement or any other instrument, document or agreement executed pursuant hereto by any of the Company Indemnities. To the extent that the foregoing undertaking by the Buyer may be unenforceable for any reason, the Buyer shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

          10.     GOVERNING  LAW:  MISCELLANEOUS.
                  ------------------------------

                    (a)     Governing  Law.  The parties hereto acknowledge that
                            --------------
the transactions contemplated by this Agreement and the exhibits hereto bear a reasonable relation to the State of New York. The parties hereto agree that the internal laws of the State of New York shall govern this Agreement and the exhibits hereto, including, but not limited to, all issues related to usury. Any action to enforce the terms of this Agreement or any of its exhibits shall be brought exclusively in the state and/or federal courts situated in the County and State of New York. Service of process in any action by the Buyer to enforce the terms of this Agreement may be made by serving a copy of the summons and complaint, in addition to any other relevant documents, by commercial overnight courier to the Company at its principal address set forth in this Agreement.

                    (b)     Counterparts.  This Agreement may be executed in two
                            ------------
or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause four (4) additional original executed signature pages to be physically delivered to the other party within five (5) days of the execution and delivery hereof.

                    (c)     Headings.  The  headings  of  this Agreement are for
                            --------
convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

                    (d)     Severability.  If  any  provision  of this Agreement
                            ------------
shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

                    (e)     Entire  Agreement,  Amendments.  This  Agreement
                            ------------------------------
supersedes all other prior oral or written agreements between the Buyer, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

                    (f)     Notices.  Any  notices,  consents, waivers, or other
                            -------
communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon confirmation of receipt, when sent by facsimile; (iii) seven (7) days after being sent by U.S. certified mail, return receipt requested, or (iv) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company, to:                 Charys Holding Company Inc.
                                       1117 Perimeter Center West, Suite N415
                                       Atlanta, GA 30338
                                       Attention:    Billy Ray, Jr.
                                       Telephone:    678-443-2300
                                       Facsimile:    678-443-2320

With a copy to:                        Paul, Hastings, Janofsky & Walker LLP
                                       600 Peachtree Street, N.E., Suite 2400
                                       Atlanta, GA  30308
                                       Attention:    Karen K. Leach
                                       Telephone:    404-815-2528
                                       Facsimile:    404-685-5028

If to the Transfer Agent, to:          Fidelity Transfer Company
                                       1800 S. West Temple, Suite 301
                                       Salt Lake City, Utah 84115
                                       Attention:    Heidi Sadowski
                                       Telephone:    801-484-7222
                                       Facsimile:    801-466-4122


     If to the Buyer, to its address and facsimile number on Schedule I, with copies to the Buyer's counsel as set forth on Schedule I. Each party shall provide five (5) days' prior written notice to the other party of any change in address or facsimile number.

                    (g)     Successors  and  Assigns.  This  Agreement  shall be
                            ------------------------
binding upon and inure to the benefit of the parties and their respective successors and assigns. Neither the Company nor the Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party hereto.

                    (h)     No  Third  Party  Beneficiaries.  This  Agreement is
                            -------------------------------
intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

                    (i)     Survival.  Unless this Agreement is terminated under
                            --------
Section 10(l), the representations and warranties of the Company and the Buyer contained in Sections 2 and 3, the agreements and covenants set forth in Sections 4, 5 and 10, and the indemnification provisions set forth in Section 9, shall survive the Closing for a period of two (2) years following the date on which the First Convertible Debenture and Second Convertible Debenture, as the case may be, is redeemed or converted in full.

                    (j)     Publicity.  The Company and the Buyer shall have the
                            ---------
right to approve, before issuance any press release or any other public statement with respect to the transactions contemplated hereby made by any party; provided, however, that the Company shall be entitled, without the prior approval of the Buyer, to issue any press release or other public disclosure with respect to such transactions required under applicable securities or other laws or regulations provided, that the Company shall use its commercially reasonable best efforts to consult the Buyer in connection with any such press release or other public disclosure prior to its release and Buyer shall be provided with a copy thereof upon release thereof.

                    (k)     Further  Assurances.  Each  party  shall  do  and
                            -------------------
perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                    (l)     Termination.  In  the  event  that the Closing shall
                            -----------
not have occurred with respect to the Buyer on or before five (5) business days from the date hereof due to the Company's or the Buyer's failure to satisfy the conditions set forth in Sections 7 and 8 above (and the non-breaching party's failure to waive such unsatisfied condition(s)), the non-breaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party; provided, however, that if this Agreement is terminated by the Company pursuant to this Section 10(l), the Company shall remain obligated to reimburse the Buyer for the $5,000 fee (to the extent not paid) to Yorkville Advisors Management, LLC and the fees and expenses of Gottbetter & Partners, LLP described in Section 4(g) above.

                    (m)     No  Strict  Construction.  The language used in this
                            ------------------------
Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

                    (n)     Remedies.  In addition to being entitled to exercise
                            --------
all rights provided herein or granted by law, including recovery of damages, the Buyer and the Company will be entitled to specific performance under the Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.


                      [REMAINDER PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Buyer and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.


BUYER:                                  COMPANY:
HIGHGATE HOUSE FUNDS, LTC.              CHARYS HOLDING COMPANY INC.

By:                                     By:
   ----------------------------------      -------------------------------------
Name:                                   Name:   Billy Ray, Jr.
Title:                                  Title:  Chief Executive Officer

                                    EXHIBIT A

                 FORM OF INVESTOR REGISTRATION RIGHTS AGREEMENT
                 ----------------------------------------------

                     INVESTOR REGISTRATION RIGHTS AGREEMENT
                     --------------------------------------

     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of November
                                               ---------
__, 2005, by and among CHARYS HOLDING COMPANY INC., a Delaware corporation (the "Company"), and HIGHGATE HOUSE FUNDS, LTD., a Cayman Islands company (the
 -------
"Investor").
 --------

     WHEREAS:

     A. Company and Investor have entered into a Securities Purchase Agreement (the "Securities Purchase Agreement"), pursuant to which the Company
                  -----------------------------
proposes  to  sell  a  $3,000,000  secured  convertible  debenture  (the  "First
                                                                           -----
Convertible  Debenture")  which  shall  be convertible into the Company's Common
----------------------
Stock,  par  value  $0.001  per  share  (the  "Common  Stock") and in connection
                                               -------------
therewith  the  Company  has agreed to issue certain of its warrants (the "First
                                                                           -----
Warrants");
--------

     B.     The Company shall also have the option (the "First Option") to issue
                                                         ------------
and sell to the Investor a second $1,000,000 secured convertible debenture (the "Second Convertible Debenture"), which shall be convertible into Common Stock
 ------------------------------
and in connection therewith the Company has agreed to issue additional certain of its warrants (the "Second Warrants");
                          ----------------

     C. To induce the Investor to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations there under, or any similar successor statute (collectively, the "Securities Act"), and applicable state securities laws; and
 ---------------

     D. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Securities Purchase Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor hereby agrees as follows:

     1.     DEFINITIONS.
            -----------

     As used in this Agreement, the following terms shall have the following meanings:

          (a)     "Person"  means a corporation, a limited liability company, an
                   ------
association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

          (b)     "Register,"  "registered,"  and  "registration"  refer  to  a
                   --------     ----------          ------------
registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering  securities  on  a  continuous  or  delayed  basis  ("Rule  415"),
                                                               ---------
and  the  declaration  or  ordering  of  effectiveness  of  such  Registration
Statement(s)  by  the  United  States  Securities  and  Exchange Commission (the
"SEC").
 ---

          (c)     "Registrable Securities" means (i) the Escrow Shares issued or
                   ----------------------
issuable as "security stock" for conversion of the First Convertible Debenture and Second Convertible Debenture, as the case may be and (ii) the First Warrant Shares and Second Warrant Shares, as the case may be; provided, however, that if the Company has redeemed in full all amounts owing under the First Convertible Debenture and Second Convertible Debenture on or before the Exclusive Redemption Date, Registrable Securities shall mean only the First Warrant Shares and the Second Warrant Shares; and provided further that Registrable Securities shall not include any shares of Common Stock convertible from interest accrued under the First Convertible Debenture or Second Convertible Debenture subsequent to the date of the filing of the Initial Registration Statement (as defined below).

          (d)     "Registration  Statement" means a registration statement under
                   -----------------------
the  Securities  Act  which  covers  the  Registrable  Securities.

     2.     REGISTRATION.
            ------------

          (a) Subject to the terms and conditions of this Agreement, the Company shall prepare and file, no later than ninety (90) days from the date hereof (the "Scheduled Filing Deadline"), with the SEC a registration statement
              -------------------------
on  Form  SB-2  (or  similar  form)  under  the  Securities  Act  (the  "Initial
                                                                         -------
Registration  Statement")  for  the  resale  by  the Investor of all Registrable
-----------------------
Securities. The Company shall keep the Registration Statement "Evergreen" for the life of the Convertible Debentures or until Rule 144(k) of the Securities Act of 1933, as amended, is available to the Investor with respect to all of the Conversion Shares and Warrant Shares whichever is later. The Company shall retain, and pay at its sole expense, a law firm to file the Registration Statement subject to the reasonable approval of the Investor. Prior to the filing of the Registration Statement with the SEC, the Company shall furnish a copy of the Initial Registration Statement to the Investor for its review and comment. The Investor shall furnish comments on the Initial Registration Statement to the Company within twenty-four (24) hours of the receipt thereof from the Company.

          (b)     Effectiveness  of  the  Initial  Registration  Statement.  The
                  --------------------------------------------------------
Company shall use its commercially reasonable best efforts (i) to have the Initial Registration Statement declared effective by the SEC no later than ninety (90) days after the date filed, provided that if the First Convertible Debenture is redeemed before the Exclusive Redemption Date, no later than one hundred twenty (120) days after the date filed (the "Scheduled Effective
                                                             -------------------
Deadline")  and  (ii)  to insure that the Initial Registration Statement and any
--------
subsequent Registration Statement remains in effect until all of the Registrable Securities have been sold, subject to the terms and conditions of this Agreement. It shall be an event of default hereunder if the Initial Registration Statement is not declared effective by the SEC within one hundred and twenty (120) days after filing thereof.

          (c)     Failure  to  File  or Obtain Effectiveness of the Registration
                  --------------------------------------------------------------
Statement.  In  the  event  the  Registration  Statement  is  not  filed  by the
---------
Scheduled Filing Deadline or is not declared effective by the SEC on or before the Scheduled Effective Deadline, or if after the

Registration Statement has been declared effective by the SEC, sales cannot be made pursuant to the Registration Statement (whether because of a failure to keep the Registration Statement effective, failure to disclose such information as is necessary for sales to be made pursuant to the Registration Statement, failure to register sufficient shares of Common Stock or otherwise then as partial relief for the damages to any holder of Registrable Securities by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock (which remedy shall not be exclusive of any other remedies at law or in equity), the Company will pay as liquidated damages (the "Liquidated
                                                                      ----------
Damages")  and  not  as  a  penalty,  to  the holder, a cash amount equal to two
-------
percent (2%) per month of the outstanding principal amount of the Convertible Debenture outstanding. The initial payment of Liquidated Damages shall be made within three (3) business days from the end of the month in which the Scheduled Filing Deadline or Scheduled Effective Deadline occurred, as the case may be, and shall continue thereafter until the Registration Statement is filed or declared effective, as the case may be.

          (d)     Liquidated  Damages.  The  Company  and  the  Investor  hereto
                  -------------------
acknowledge and agree that the sums payable under subsection 2(c) above shall constitute liquidated damages and not penalties and are in addition to all other rights of the Investor, including the right to call a default. The parties further acknowledge that (i) the amount of loss or damages likely to be incurred is incapable or is difficult to precisely estimate, (ii) the amounts specified in such subsection bear a reasonable relationship to, and are not plainly or grossly disproportionate to, the probable loss likely to be incurred in connection with any failure by the Company to file a Registration Statement or to obtain or maintain the effectiveness of a Registration Statement, (iii) one of the reasons for the Company and the Investor reaching an agreement as to such amounts was the uncertainty and cost of litigation regarding the question of actual damages, and (iv) the Company and the Investor are sophisticated business parties and have been represented by sophisticated and able legal counsel and negotiated this Agreement at arm's length.

     3.     RELATED  OBLIGATIONS.
            --------------------

          (a) The Company shall keep the Registration Statement effective pursuant to Rule 415 at all times until the date on which the Investor shall have sold all the Registrable Securities covered by such Registration Statement (the "Registration Period"), which Registration Statement (including any
       --------------------
amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

          (b) The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement.

In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this
Section 3(b)) by reason of the Company's filing a report on Form 10-KSB, Form 10-QSB or Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company shall incorporate such report
                       ------------
by reference into the Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the Exchange Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement.

          (c) The Company shall furnish to the Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) at least one (1) copy of such Registration Statement as declared effective by the SEC and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, all exhibits and each preliminary prospectus, (ii) ten (10) copies of the final prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

          (d) The Company shall use its commercially reasonable best efforts to (i) register and qualify the Registrable Securities covered by a Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as the Investor reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (w) make any change to its articles of incorporation or by-laws, (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify the Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

          (e) As promptly as practicable after becoming aware of such event or development, the Company shall notify the Investor in writing of the happening of any event as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to the Investor. Notwithstanding any provision of this Agreement to the contrary, if the Company makes such a notification, the Company may suspend the use of any prospectus contained in any Registration Statement for periods not to exceed forty five (45) business days in any three month period or two periods not to exceed an aggregate of ninety (90) business days in any 12 month period in the event that the Company determines, in the exercise of its reasonable discretion, confirmed by a legal opinion from outside counsel, that sales of Registrable Securities thereunder could constitute violations of the Securities Act due to the Registration Statement containing an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. In each case the Company shall use commercially reasonable best efforts to remedy the deficiency in the Registration Statement within thirty (30) business days. The Company shall also promptly notify the Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to each Investor by facsimile on the same day of such effectiveness), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

          (f) The Company shall use its commercially reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction within the United States of America and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify the Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

          (g) At the reasonable request of the Investor, the Company shall furnish to such Investor, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as an Investor may reasonably request (i) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Investor.

          (h) The Company shall make available for inspection by (i) the Investor and (ii) one (1) firm of accountants or other agents retained by the Investor (collectively, the "Inspectors") all pertinent financial and other
                                ----------
records, and pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably deemed necessary by each
                      -------
Inspector, and cause the Company's officers, directors and employees to supply all information which the Inspector may reasonably request; provided, however, that each Inspector shall agree, and the Investor hereby agrees, to hold in strict confidence and shall not make any disclosure (except to an Investor) or use any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the Securities Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector and the Investor has knowledge. The Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.

          (i) The Company shall hold in confidence and not make any disclosure of information concerning the Investor provided to the Company unless
(i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning the Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow the Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

          (j) The Company shall use its commercially reasonable best efforts either to cause all the Registrable Securities covered by a Registration Statement (i) to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or (ii) the inclusion for quotation on the National Association of Securities Dealers, Inc. OTC Bulletin Board for such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(j).

          (k)     The  Company  shall  cooperate  with  the  Investor  who  hold
Registrable Securities being offered and, to the extent applicable, to facilitate the timely preparation and delivery of certificates to a transferee of the Investor (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investor may reasonably request and registered in such names as the Investor may request.

          (l) The Company shall use its commercially reasonable best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

          (m) The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Securities

Act) covering a twelve (12) month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement.

          (n) The Company shall otherwise use its commercially reasonable best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

          (o) Within two (2) business days after a Registration Statement which covers Registrable Securities is declared effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investor whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A.
                                                              ----------

          (p) The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investor of Registrable Securities pursuant to a Registration Statement.

     4.     OBLIGATIONS  OF  THE  INVESTOR.
            ------------------------------

     The Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) or the first sentence of Section 3(e), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) or receipt of notice from the Company that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended certificates for shares of Common Stock to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor's receipt of a notice from the Company of the happening of any event of the kind described in Section 3(f) or the first sentence of 3(e) and for which the Investor has not yet settled.

     5.     EXPENSES  OF  REGISTRATION.
            --------------------------

     All expenses incurred in connection with registrations, filings or qualifications pursuant to the Agreement including, without limitation, all registration, listing and qualifications fees, printers, legal and accounting fees shall be paid by the Company.

     6.     INDEMNIFICATION.
            ---------------

     With respect to Registrable Securities which are included in a Registration Statement under this Agreement:

          (a) To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend the Investor, the directors, officers, partners, employees, agents, representatives of, and each Person, if any, who controls the Investor within the meaning of the Securities Act or the Exchange Act (each, an "Indemnified Person"), against
                            -------------------
any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys' fees, amounts paid in settlement or expenses, joint or several (collectively, "Claims") incurred in investigating, preparing or
                              ------
defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("Indemnified
                                                                     -----------
Damages"),  to  which  any of them may become subject insofar as such Claims (or
-------
actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered ("Blue Sky Filing"), or the omission
                                              ---------------
or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation there under relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). The Company shall reimburse the Investor
                        ----------
and each such controlling person promptly as such expenses are incurred and are due and payable, for any legal fees or disbursements or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (x) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (y) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 3(c); and (z) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investor pursuant to Section 9 hereof.

          (b) In connection with a Registration Statement, the Investor agrees to indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers, employees, representatives, or agents and each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (each an "Indemnified Party"), against any Claim or Indemnified
                           -----------------
Damages to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or is based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(d), such Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investor pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the prospectus was corrected and such new prospectus was delivered to each Investor prior to such Investor's use of the prospectus to which the Claim relates.

          (c) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one (1) counsel for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

          (d) The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

          (e) The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

     7.     CONTRIBUTION.
            ------------

     To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

     8.     REPORTS  UNDER  THE  EXHANGE  ACT.
            ---------------------------------

     With a view to making available to the Investor the benefits of Rule 144 promulgated under the Securities Act or any similar rule or regulation of the SEC that may at any time permit the Investor to sell securities of the Company to the public without registration ("Rule 144") the Company agrees to:
                                          ---------

          (a) make and keep public information available, as those terms are understood and defined in Rule 144;

          (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under Section 4(c) of the Securities Purchase Agreement) and the filing of such reports and other documents as are required by the applicable provisions of Rule 144; and

          (c) furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investor to sell such securities pursuant to Rule 144 without registration.

     9.     AMENDMENT  OF  REGISTRATION  RIGHTS.
            -----------------------------------

     Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investor. Any amendment or waiver effected in accordance with this Section 9 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to fewer than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

     10.     MISCELLANEOUS.
             -------------

          (a) A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two (2) or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

          (b) Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company, to:             Charys Holding Company Inc.
                                   1117 Perimeter Center West, Suite N415
                                   Atlanta, GA 30338
                                   Attention:  Billy Ray, Jr.
                                   Telephone:  (678) 443-2300
                                   Facsimile:  (678) 443-2320

With a copy to:                    Paul, Hastings, Janofsky & Walker LLP
                                   600 Peachtree Street, N.E., Suite 2400
                                   Atlanta, GA  30308
                                   Attention:  Karen K. Leach
                                   Telephone:  (404) 815-2528
                                   Facsimile:  (404) 685-5028


If to an Investor, to its address and facsimile number on the Schedule of Investor attached hereto, with copies to the Investor's representatives as set forth on the Schedule of Investors or to such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

          (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

          (d) The parties hereto acknowledge that the transactions contemplated by this Agreement and the exhibits hereto bear a reasonable relation to the State of New York. The parties hereto agree that the internal laws of the State of New York shall govern this Agreement and the exhibits hereto, including, but not limited to, all issues related to usury. Any action to enforce the terms of this Agreement or any of its exhibits shall be brought exclusively in the state and/or federal courts situated in the County and State of New York. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT

MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

          (e) This Agreement, the Irrevocable Transfer Agent Instructions, the Securities Purchase Agreement and related documents including the Convertible Debenture, the Warrants and the Escrow Agreement dated the date hereof by and among the Company, the Investor and Gottbetter & Partners, LLP. (the "Escrow Agreement"), the Escrow Shares Escrow Agreement, and the Security
       -----------------
Agreement dated the date hereof (the "Security Agreement") constitute the entire
                                      ------------------
agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Irrevocable Transfer Agent Instructions, the Securities Purchase Agreement and related documents including the Convertible Debenture, the Warrants, the Escrow Shares Escrow Agreement, the Escrow Agreement and the Security Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

          (f) This Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

          (g) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (h) This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

          (i) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

          (j) This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have caused this Investor Registration Rights Agreement to be duly executed as of day and year first above written.

                                             COMPANY:
                                             CHARYS HOLDING COMPANY INC.

                                             By:
                                                --------------------------------
                                             Name:  Billy Ray, Jr.
                                             Title:  Chief Executive Officer


                                             INVESTOR:
                                             HIGHGATE HOUSE FUNDS, LTD.

                                             By:
                                                --------------------------------
                                             Name:  Adam S. Gottbetter
                                             Title:  Portfolio Manager

                                   SCHEDULE I
                                   ----------


                              SCHEDULE OF INVESTORS
                              ---------------------


                                      ADDRESS/FACSIMILE
            NAME                     NUMBER OF INVESTOR
  ------------------------  -----------------------------------


Highgate House Funds, Ltd.     488 Madison Avenue
                               New York, NY 10022
                               Facsimile: (212) 400-6901



With a copy to:                Jason M. Rimland, Esq.
                               Gottbetter & Partners, LLP
                               488 Madison Avenue
                               New York, NY 10022
                               Facsimile: (212) 400-6901

                                    EXHIBIT A

                         FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT
                            -------------------------


Attention:

     Re:     CHARYS  HOLDING  COMPANY  INC.

Ladies  and  Gentlemen:

     We are counsel to Charys Holding Company Inc., a Delaware corporation (the "Company"), and have represented the Company in connection with that certain
 -------
Securities Purchase Agreement (the "Securities Purchase Agreement") entered into
 --                                 -----------------------------
by and among the Company and the investor named therein (collectively, the "Investor") pursuant to which the Company issued to the Investors shares of its
 --------
Common  Stock, par value $0.001 per share (the "Common Stock").  Pursuant to the
                                                ------------
Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the Investor (the "Investor Registration Rights Agreement")
                                       ---------------------------------------
pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement) under the Securities Act of 1933, as amended (the "Securities Act"). In connection
                                                --------------
with the Company's obligations under the Registration Rights Agreement, on ____________ ____, the Company filed a Registration Statement on Form ________ (File No. 333-_____________) (the "Registration Statement") with the Securities
                                    ----------------------
and  Exchange SEC (the "SEC") relating to the Registrable Securities which names
                        ---
each  of  the  Investor  as  a  selling  stockholder  there  under.

     In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the Securities Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the Securities Act pursuant to the Registration Statement.

                                     Very truly yours,

                                     [LAW FIRM]

                                     By:
                                        ----------------------------

cc:     [LIST NAMES OF INVESTOR]

                                    EXHIBIT B

                            FORM OF ESCROW AGREEMENT
                            ------------------------

                                ESCROW AGREEMENT
                                ----------------

     THIS  ESCROW  AGREEMENT  (this  "Agreement") is made and entered into as of
                                      ---------
November 16, 2005 by and between CHARYS HOLDING COMPANY INC., a Delaware corporation (the "Company"); HIGHGATE HOUSE FUNDS, LTD., a Cayman Islands
                    -------
company  (the  "Investor"),  and  GOTTBETTER  &  PARTNERS,  LLP, as Escrow Agent
                --------
hereunder  ("Escrow  Agent").
             -------------


                                   BACKGROUND
                                   ----------

     WHEREAS, the Company and the Investor have entered into a Securities Purchase Agreement (the "Securities Purchase Agreement"), dated as of the date
                           -----------------------------
hereof, pursuant to which the Company proposes to sell a secured convertible debenture having a principal face amount of $4,000,000 (the "Convertible
                                                                     -----------
Debenture")  which  shall  be  convertible  into the Company's Common Stock, par
---------
value  $0.001 per share (the "Common Stock"), together with warrants to purchase
                              ------------
up to 1,000,000 shares of Common Stock (the "Warrants"), for the Purchase Price,
                                             --------
as that term is defined in the Securities Purchase Agreement. The Securities Purchase Agreement provides that the Investor shall deposit the Purchase Price in a segregated escrow account to be held by Escrow Agent in order to effectuate a disbursement to the Company at a closing to be held as set forth in the Securities Purchase Agreement (the "Closing").
                                        -------

     WHEREAS, the Company intends to sell the Convertible Debenture and the Warrants (the "Offering").
                 --------

     WHEREAS, Escrow Agent has agreed to accept, hold, and disburse the funds deposited with it in accordance with the terms of this Agreement.

     WHEREAS, in order to establish the escrow of funds and to effect the provisions of the Securities Purchase Agreement, the parties hereto have entered into this Agreement.

     NOW THEREFORE, in consideration of the foregoing, it is hereby agreed as follows:

          1.     DEFINITIONS.  The  following  terms  shall  have  the following
                 -----------
meanings  when  used  herein:

          a.     "Escrow Funds" shall mean the funds deposited with Escrow Agent
                  ------------
pursuant  to  this  Agreement.

          b.     "Joint  Written  Direction"  shall  mean  a  written  direction
                  -------------------------
executed by the Investor and the Company directing Escrow Agent to disburse all or a portion of the Escrow Funds or to take or refrain from taking any action pursuant to this Agreement.

          c.     "Escrow  Period"  shall begin with the commencement of the date
                  --------------
of execution of this Agreement and shall terminate upon the earlier to occur of the following dates:

               (i) The Closing Date for the sale of the Convertible Debenture and Warrants to the Investor as contemplated by the Securities Purchase Agreement;

               (ii) The expiration of twenty (20) days from the date of execution of this Agreement (unless extended by mutual written agreement between the Company and the Investor with a copy of such extension to Escrow Agent); or

               (iii) The date upon which a determination is made by the Company and the Investor to terminate the Offering prior to the sale of the Convertible Debenture and Warrants as contemplated by the Securities Purchase Agreement.

     During the Escrow Period, the Company and the Investor are aware that they are not entitled to any funds received into escrow and no amounts deposited in the Escrow Account shall become the property of the Company or the Investor or any other entity, or be subject to the debts of the Company or the Investor or any other entity.

     2.     APPOINTMENT OF AND ACCEPTANCE BY ESCROW AGENT.  The Investor and the
            ---------------------------------------------
Company hereby appoint Escrow Agent to serve as Escrow Agent hereunder. Escrow Agent hereby accepts such appointment and, upon receipt by wire transfer of the Escrow Funds in accordance with Section 3 below, agrees to hold, invest and disburse the Escrow Funds in accordance with this Agreement.

          a. The Company hereby acknowledges that Escrow Agent is general counsel to the Investor, the managing partner of the Escrow Agent is a director of the Investor, and counsel to the Investor in connection with the transactions contemplated and referred herein. The Company agrees that in the event of any dispute arising in connection with this Escrow Agreement or otherwise in connection with any transaction or agreement contemplated and referred herein, Escrow Agent shall be permitted to continue to represent the Investor and the Company will not seek to disqualify such counsel.

     3.     CREATION  OF  ESCROW FUNDS.  Contemporaneously with the execution of
            --------------------------
this Agreement, the parties shall establish an escrow account with Escrow Agent, which escrow account shall be entitled as follows: Charys Holding Company Inc./Highgate House Funds, Ltd. Escrow Account for the deposit of the Escrow Funds. The Investor shall wire funds to the account of Escrow Agent as follows:


BANK:                                 Citibank, N.A
ROUTING #:                            021000089
ACCOUNT #:                            49061322
NAME ON ACCOUNT:                      Gottbetter & Partners, LLP Trust Account
NAME ON SUB-ACCOUNT:                  Charys Holding Company Inc./Highgate House
                                      Funds, Ltd. Escrow account

     4.     DEPOSITS INTO THE ESCROW ACCOUNT.  The Investor agrees that it shall
            --------------------------------
promptly deliver funds for the payment of the Convertible Debenture and Warrants to Escrow Agent for deposit in the Escrow Account.

     5.     DISBURSEMENTS  FROM  THE  ESCROW  ACCOUNT.
            -----------------------------------------

          a. Escrow Agent will continue to hold such funds until Highgate House Funds, Ltd. on behalf of the Investor and Company execute a Joint Written Direction directing Escrow Agent to disburse the Escrow Funds pursuant to Joint Written Direction signed by the Company and the Investor. In disbursing such funds, Escrow Agent is authorized to rely upon such Joint Written Direction from the Company and the Investor and may accept any signatory from the Company listed on the signature page to this Agreement and any signature from the Investor that Escrow Agent already has on file.

          b. In the event Escrow Agent does not receive the amount of the Escrow Funds from the Investor prior to the expiration of the Escrow Period, Escrow Agent shall notify the Company and the Investor and the Company's obligations under the Securities Purchase Agreement shall immediately terminate.

          c. In the event Escrow Agent does receive the amount of the Escrow Funds prior to expiration of the Escrow Period, in no event will the Escrow Funds be released to the Company until such amount is received by Escrow Agent in collected funds. For purposes of this Agreement, the term "collected funds" shall mean all funds received by Escrow Agent which have cleared normal banking channels and are in the form of cash.

     6.     COLLECTION  PROCEDURE.  Escrow Agent is hereby authorized to deposit
            ---------------------
the  proceeds  of  each  wire  in  the  Escrow  Account.

     7.     SUSPENSION OF PERFORMANCE: DISBURSEMENT INTO COURT.  If at any time,
            --------------------------------------------------
there shall exist any dispute between the Company and the Investor with respect to holding or disposition of any portion of the Escrow Funds or any other obligations of Escrow Agent hereunder, or if at any time Escrow Agent is unable to determine, to Escrow Agent's sole satisfaction, the proper disposition of any portion of the Escrow Funds or Escrow Agent's proper actions with respect to its obligations hereunder, or if the parties have not within thirty (30) days of the furnishing by Escrow Agent of a notice of resignation pursuant to Section 9 hereof, appointed a successor Escrow Agent to act hereunder, then Escrow Agent may, in its sole discretion, take either or both of the following actions:

          a. suspend the performance of any of its obligations (including without limitation any disbursement obligations) under this Escrow Agreement until such dispute or uncertainty shall be resolved to the sole satisfaction of Escrow Agent or until a successor Escrow Agent shall be appointed (as the case may be); provided however, Escrow Agent shall continue to invest the Escrow Funds in accordance with Section 8 hereof; and/or

          b. petition (by means of an interpleader action or any other appropriate method) any court of competent jurisdiction in any venue convenient to Escrow Agent, for instructions with respect to such dispute or uncertainty, and to the extent required by law, pay into such court, for holding and disposition in accordance with the instructions of such court, all funds held by it in the Escrow Funds, after deduction and payment to Escrow Agent of all fees and expenses (including court costs and attorneys' fees) payable to, incurred by, or expected to be incurred by Escrow Agent in connection with performance of its duties and the exercise of its rights hereunder.

          c. Escrow Agent shall have no liability to the Company, the Investor, or any person with respect to any such suspension of performance or disbursement into court, specifically including any liability or claimed liability that may arise, or be alleged to have arisen, out of or as a result of any delay in the disbursement of funds held in the Escrow Funds or any delay in with respect to any other action required or requested of Escrow Agent.

     8.     INVESTMENT  OF  ESCROW FUNDS.  Escrow Agent shall deposit the Escrow
            ----------------------------
Funds  in  a  non-interest  bearing  account.

     If Escrow Agent has not received a Joint Written Direction at any time that an investment decision must be made, Escrow Agent shall maintain the Escrow Funds, or such portion thereof, as to which no Joint Written Direction has been received, in a non-interest bearing account.

     9.     RESIGNATION  AND  REMOVAL  OF ESCROW AGENT.  Escrow Agent may resign
            ------------------------------------------
from the performance of its duties hereunder at any time by giving thirty (30) days' prior written notice to the parties or may be removed, with or without cause, by the parties, acting jointly, by furnishing a Joint Written Direction to Escrow Agent, at any time by the giving of ten (10) days' prior written notice to Escrow Agent as provided herein below. Upon any such notice of resignation or removal, the representatives of the Investor(s) and the Company identified in Sections 13a.(iv) and 13b.(iv), below, jointly shall appoint a successor Escrow Agent hereunder, which shall be a commercial bank, trust company or other financial institution with a combined capital and surplus in excess of $10,000,000.00. Upon the acceptance in writing of any appointment of Escrow Agent hereunder by a successor Escrow Agent, such successor Escrow Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Escrow Agent, and the retiring Escrow Agent shall be discharged from its duties and obligations under this Escrow Agreement, but shall not be discharged from any liability for actions taken as Escrow Agent hereunder prior to such succession. After any retiring Escrow Agent's resignation or removal, the provisions of this Escrow Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Escrow Agent under this Escrow Agreement. The retiring Escrow Agent shall transmit all records pertaining to the Escrow Funds and shall pay all funds held by it in the Escrow Funds to the successor Escrow Agent, after making copies of such records as the retiring Escrow Agent deems advisable and after deduction and payment to the retiring Escrow Agent of all fees and expenses (including court costs and attorneys' fees) payable to, incurred by, or expected to be incurred by the retiring Escrow Agent in connection with the performance of its duties and the exercise of its rights hereunder.

     10.     LIABILITY  OF  ESCROW  AGENT.
             ----------------------------

          a. Escrow Agent shall have no liability or obligation with respect to the Escrow Funds except for Escrow Agent's willful misconduct or gross negligence. Escrow Agent's sole responsibility shall be for the safekeeping, investment, and disbursement of the Escrow Funds in accordance with the terms of this Agreement. Escrow Agent shall have no implied duties or obligations and shall not be charged with knowledge or notice or any fact or circumstance not specifically set forth herein. Escrow Agent may rely upon any instrument, not only as to its due execution, validity and effectiveness, but also as to the truth and accuracy of any information contained herein, which Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by the person or parties purporting to sign the same and conform to the provisions of this Agreement. In no event shall Escrow Agent be liable for incidental, indirect, special, and consequential or punitive damages. Escrow Agent shall not be obligated to take any legal action or commence any proceeding in connection with the Escrow Funds, any account in which Escrow Funds are deposited, this Agreement or the Purchase Agreement, or to appear in, prosecute or defend any such legal action or proceeding. Escrow Agent may consult legal counsel selected by it in any event of any dispute or question as to construction of any of the provisions hereof or of any other agreement or its duties hereunder, or relating to any dispute involving any party hereto, and shall incur no liability and shall be fully indemnified from any liability whatsoever in acting in accordance with the opinion or instructions of such counsel. The Company and the Investor jointly and severally shall promptly pay, upon demand, the reasonable fees and expenses of any such counsel.

          b. Escrow Agent is hereby authorized, in its sole discretion, to comply with orders issued or process entered by any court with respect to the Escrow Funds, without determination by Escrow Agent of such court's jurisdiction in the matter. If any portion of the Escrow Funds is at any time attached, garnished or levied upon under any court order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in any case any order judgment or decree shall be made or entered by any court affecting such property or any part thereof, then and in any such event, Escrow Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ judgment or decree which it is advised by legal counsel selected by it, binding upon it, without the need for appeal or other action; and if Escrow Agent complies with any such order, writ, judgment or decree, it shall not be liable to any of the parties hereto or to any other person or entity by reason of such compliance even though such order, writ judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

     11.     INDEMNIFICATION  OF  ESCROW AGENT.  From and at all times after the
             ---------------------------------
date of this Agreement, the parties jointly and severally, shall, to the fullest extent permitted by law and to the extent provided herein, indemnify and hold harmless Escrow Agent and each director, officer, employee, attorney and agent of Escrow Agent (collectively, the "Indemnified Parties") against any and all
                                       -------------------
actions, claims (whether or not valid), losses, damages, liabilities, costs and expenses of any kind or nature whatsoever (including without limitation reasonable attorney's fees, costs and expenses) incurred by or asserted against any of the Indemnified Parties from and after the date hereof, whether direct, indirect or consequential, as a result of or arising from or in any way relating to any claim, demand, suit, action, or proceeding (including any inquiry or investigation) by any person, including without limitation the parties to this Agreement, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any person under any statute or regulation, including, but not limited to, any federal or state securities laws, or under any common law or equitable cause or otherwise, arising from or in connection with the negotiation, preparation, execution, performance or failure of performance of this Agreement or any transaction contemplated herein, whether or not any such Indemnified Party is a party to any such action or proceeding, suit or the target of any such inquiry or investigation; provided, however, that no Indemnified Party shall have the right to be indemnified hereunder for liability finally determined by a court of competent jurisdiction, subject to no further appeal, to have resulted from the gross negligence or willful misconduct of such Indemnified Party. If any such action or claim shall be brought or asserted against any Indemnified Party, such Indemnified Party shall promptly notify the Company and the Investor hereunder in writing, and the Investor and the Company shall assume the defense thereof, including the employment of counsel and the payment of all expenses. Such Indemnified Party shall, in its sole discretion, have the right to employ separate counsel (who may be selected by such Indemnified Party in its sole discretion) in any such action and to participate and to participate in the defense thereof, and the fees and expenses of such counsel shall be paid by such Indemnified Party, except that the Investor and/or the Company shall be required to pay such fees and expense if (a) the Investor or the Company agree to pay such fees and expenses, or (b) the Investor and/or the Company shall fail to assume the defense of such action or proceeding or shall fail, in the sole discretion of such Indemnified Party, to employ counsel reasonably satisfactory to the Indemnified Party in any such action or proceeding, (c) the Investor and the Company are the plaintiff in any such action or proceeding or (d) the named or potential parties to any such action or proceeding (including any potentially impleaded parties) include both the Indemnified Party, the Company and/or the Investor and the Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company or the Investor. The Investor and the Company shall be jointly and severally liable to pay fees and expenses of counsel pursuant to the preceding sentence, except that any obligation to pay under clause (a) shall apply only to the party so agreeing. All such fees and expenses payable by the Company and/or the Investor pursuant to the foregoing sentence shall be paid from time to time as incurred, both in advance of and after the final disposition of such action or claim. The obligations of the parties under this section shall survive any termination of this Agreement, and resignation or removal of Escrow Agent shall be independent of any obligation of Escrow Agent.

     The parties agree that neither payment by the Company or the Investor of any claim by Escrow Agent for indemnification hereunder shall impair, limit, modify, or affect, as between the Investor and the Company, the respective rights and obligations of Investor, on the one hand, and the Company, on the other hand.

     12.     EXPENSES  OF  ESCROW  AGENT.  Except as set forth in Section 11 the
             ---------------------------
Investor shall reimburse Escrow Agent for all of its reasonable out-of-pocket expenses, including attorneys' fees, travel expenses, telephone and facsimile transmission costs, postage (including express mail and overnight delivery charges), copying charges and the like. All of the compensation and reimbursement obligations set forth in this Section shall be payable by the Investor, upon demand by Escrow Agent. The obligations of the Investor under this Section shall survive any termination of this Agreement and the resignation or removal of Escrow Agent.

     13.     WARRANTIES.
             ----------

          a. The Investor makes the following representations and warranties to Escrow Agent:

               (i) The Investor has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

               (ii) This Agreement has been duly approved by all necessary action of the Investor, including any necessary approval of the limited partner of the Investor or necessary corporate approval, as applicable, has been executed by duly authorized officers of the Investor, enforceable in accordance with its terms.

               (iii) The execution, delivery, and performance of the Investor of this Agreement will not violate, conflict with, or cause a default under any agreement of limited partnership of Investor or the articles of incorporation or bylaws of the Investor (as applicable), any applicable law or regulation, any court order or administrative ruling or degree to which the Investor is a party or any of its property is subject, or any agreement, contract, indenture, or other binding arrangement.

               (iv) Adam S. Gottbetter has been duly appointed to act as the representative of the Investor hereunder and has full power and authority to execute, deliver, and perform this Escrow Agreement, to execute and deliver any Joint Written Direction, to amend, modify, or waive any provision of this Agreement, and to take any and all other actions as the Investor's representative under this Agreement, all without further consent or direction form, or notice to, the Investor or any other party.

               (v) No party other than the parties hereto have, or shall have, any lien, claim or security interest in the Escrow Funds or any part thereof. No financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Escrow Funds or any part thereof.

               (vi) All of the representations and warranties of the Investor contained herein are true and complete as of the date hereof and will be true and complete at the time of any disbursement from the Escrow Funds.

          b. The Company makes the following representations and warranties to Escrow Agent:

               (i) The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

               (ii) This Agreement has been duly approved by all necessary corporate action of the Company, including any necessary shareholder approval, has been executed by duly authorized officers of the Company, enforceable in accordance with its terms.

               (iii) The execution, delivery, and performance by the Company of this Agreement is in accordance with the Securities Purchase Agreement and will not violate, conflict with, or cause a default under the certificate of incorporation or bylaws of the Company, any applicable law or regulation, any court order or administrative ruling or decree to which the Company is a party or any of its property is subject, or any agreement, contract, indenture, or other binding arrangement, including without limitation to the Securities Purchase Agreement, to which the Company is a party.

               (iv) Billy Ray, Jr. has been duly appointed to act as the representative of the Company hereunder and has full power and authority to execute, deliver, and perform this Agreement, to execute and deliver any Joint Written Direction, to amend, modify or waive any provision of this Agreement and to take all other actions as the Company's Representative under this Agreement, all without further consent or direction from, or notice to, the Company or any other party.

               (v) No party other than the parties hereto have, or shall have, any lien, claim or security interest in the Escrow Funds or any part thereof. No financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Escrow Funds or any part thereof.

               (vi) All of the representations and warranties of the Company contained herein are true and complete as of the date hereof and will be true and complete at the time of any disbursement from the Escrow Funds.

     14.     CONSENT  TO  JURISDICTION  AND  VENUE;  GOVERNING LAW.  The parties
             -----------------------------------------------------
hereto acknowledge that the transactions contemplated by this Agreement and the exhibits hereto bear a reasonable relation to the State of New York. The parties hereto agree that the internal laws of the State of New York shall govern this Agreement and the exhibits hereto, including, but not limited to, all issues related to usury. Any action to enforce the terms of this Agreement or any of its exhibits shall be brought exclusively in the state and/or federal courts situated in the County and State of New York. Service of process in any action by any of the parties to enforce the terms of this Agreement may be made by serving a copy of the summons and complaint, in addition to any other relevant documents, by commercial overnight courier to the Company at its principal address set forth in this Agreement.

     15.     NOTICE.  All notices and other communications hereunder shall be in
             ------
writing and shall be deemed to have been validly served, given or delivered five
(5) days after deposit in the United States mails, by certified mail with return receipt requested and postage prepaid, when delivered personally, one (1) day delivered to any overnight courier, or when transmitted by facsimile transmission and upon confirmation of receipt and addressed to the party to be notified as follows:

If to Investor(s), to:          Highgate House Funds, Ltd.
                                488 Madison Avenue
                                New York, NY 10022
                                Attention:    Adam S. Gottbetter, Esq.
                                              Portfolio Manager
                                Telephone:    (212) 400-6990
                                Facsimile:    (212) 400-6901

If to Escrow Agent, to:         Gottbetter & Partners, LLP
                                488 Madison Avenue,
                                New York, NY 10022
                                Attention:    Jason M. Rimland, Esq.
                                Telephone:    (212) 400-6900
                                Facsimile:    (212) 400-6901

If to the Company, to:          Charys Holding Company Inc.
                                1117 Perimeter Center West , Suite N415
                                Atlanta, GA 30338
                                Attention:    Billy Ray, Jr.
                                Telephone:    (678) 443-2300
                                Facsimile:    (678)443-2320

With a copy to:                 Paul, Hastings, Janofsky & Walker LLP
                                600 Peachtree Street, N.E., Suite 2400
                                Atlanta, GA  30308
                                Attention:    Karen K. Leach
                                Telephone:    (404) 815-2528
                                Facsimile:    (404) 685-5028

Or  to such other address as each party may designate for itself by like notice.

     16.     AMENDMENTS  OR  WAIVER.  This  Agreement  may  be  changed, waived,
             ----------------------
discharged or terminated only by a writing signed by the parties hereto. No delay or omission by any party in exercising any right with respect hereto shall operate as waiver. A waiver on any one occasion shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion.

     17.     SEVERABILITY.  To  the  extent  any  provision of this Agreement is
             ------------
prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition, or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     18.     ENTIRE  AGREEMENT.  This Agreement constitutes the entire Agreement
             -----------------
between the parties relating to the holding, investment, and disbursement of the Escrow Funds and sets forth in their entirety the obligations and duties of Escrow Agent with respect to the Escrow Funds.

     19.     BINDING  EFFECT.  All  of  the  terms of this Agreement, as amended
             ---------------
from time to time, shall be binding upon, inure to the benefit of and be enforceable by the respective heirs, successors and assigns of the Investor, the Company, or Escrow Agent.

     20.     EXECUTION  OF  COUNTERPARTS.  This  Agreement and any Joint Written
             ---------------------------
Direction may be executed in counter parts, which when so executed shall constitute one and same agreement or direction.

     21.     TERMINATION.  Upon  the  first  to occur of the disbursement of all
             -----------
amounts in the Escrow Funds pursuant to Joint Written Directions or the disbursement of all amounts in the Escrow Funds into court pursuant to Section 7 hereof, this Agreement shall terminate and Escrow Agent shall have no further obligation or liability whatsoever with respect to this Agreement or the Escrow Funds.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF the parties have hereunto set their hands and seals the day and year above set forth.


                                        CHARYS HOLDING COMPANY INC.

                                        By:
                                           -------------------------------------
                                        Name:   Billy Ray, Jr.
                                        Title:  Chief Executive Officer


                                        HIGHGATE HOUSE FUNDS, LTD.

                                        By:
                                           -------------------------------------
                                        Name:   Adam S. Gottbetter
                                        Title:  Portfolio Manager


                                        GOTTBETTER & PARTNERS, LLP

                                        By:
                                           -------------------------------------
                                        Name:   Adam S. Gottbetter
                                        Title:  Managing Partner

                                    EXHIBIT C

                               SECURITY AGREEMENT
                               ------------------

                               SECURITY AGREEMENT
                               ------------------


     THIS  SECURITY  AGREEMENT  (the  "Agreement"),  is  entered  into  and made
                                       ---------
effective as of November ___, 2005, by and between CHARYS HOLDING COMPANY INC., a Delaware corporation (the "Company"), PERSONNEL RESOURCES OF GEORGIA, INC., a
                              -------
Georgia corporation, VIASYS NETWORK SERVICES INC., a Florida corporation, VIASYS SERVICES INC., a Florida corporation (collectively, the "Subsidiaries"; and,
                                                             ------------
together  with  the  Company,  the  "Debtors") and Highgate House Funds, Ltd., a
                                     -------
Cayman  Islands  company  (the  "Secured  Party").
                                 --------------

     WHEREAS, the Company shall issue and sell to the Secured Party, as provided in the Securities Purchase Agreement dated the date hereof (the "Securities
                                                                      ----------
Purchase  Agreement"),  and  the  Secured  Party  shall purchase a Three Million
-------------------
Dollars  ($3,000,000)  eight  percent  (8%)  secured  convertible debenture (the
"First  Convertible  Debenture"),  as  well  as options, under the circumstances
 -----------------------------
specified in the Securities Purchase Agreement, to purchase an additional One Million Dollars ($1,000,000) eight percent (8%) secured convertible debenture (the "Second Convertible Debenture" and, together with the First Convertible
       ------------------------------
Debenture, the "Convertible Debentures"), all of which shall be convertible into
                ----------------------
shares  of the Company's common stock, par value $0.001 (the "Common Stock") (as
                                                              ------------
converted,  the  "Conversion  Shares");
                  ------------------

     WHEREAS, to induce the Secured Party to enter into the transaction contemplated by the Securities Purchase Agreement, the First Convertible Debenture, the Investor Registration Rights Agreement, the Escrow Shares Escrow Agreement, the Irrevocable Transfer Agent Instructions and the Escrow Agreement (all dated the date hereof and collectively referred to as the "Transaction
                                                                     -----------
Documents"),  the  Debtors hereby grant to the Secured Party a security interest
---------
in  and  to  the pledged property identified on Exhibit "A" hereto (collectively
                                                -----------
referred  to  as  the  "Pledged  Property")  until  the  satisfaction  of  the
                        -----------------
Obligations,  as  defined  herein  below;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE 1.

                         DEFINITIONS AND INTERPRETATIONS
                         -------------------------------

     Section 1.1     Recitals.
                     --------

     The above recitals are true and correct and are incorporated herein, in their entirety, by this reference.

     Section 1.2     Interpretations.
                     ---------------

     Nothing herein expressed or implied is intended or shall be construed to confer upon any person other than the Secured Party any right, remedy or claim under or by reason hereof.

     Section  1.3.     Definitions.
                       -----------

     Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Securities Purchase Agreement.

     Section 1.4.     Obligations Secured.
                      -------------------

     The obligations secured hereby are any and all obligations of the Company now existing or hereinafter incurred to the Secured Party, under the Securities Purchase Agreement, the Convertible Debentures, and the Irrevocable Transfer Agent Instructions (as to the obligation to deliver Escrow Shares underlying Conversion Shares upon delivery of a Conversion Notice only) (collectively, the "Obligations").
 -----------

                                   ARTICLE 2.

                PLEDGED COLLATERAL, ADMINISTRATION OF COLLATERAL
                ------------------------------------------------
                      AND TERMINATION OF SECURITY INTEREST
                      ------------------------------------

     Section 2.1     Pledged Property.
                     ----------------

          (a) The Debtors hereby pledge to the Secured Party, and create in the Secured Party for its benefit, a security interest in and to all of the Pledged Property for such time until the Obligations are paid in full subject only to the existing security interests held by other parties in such Pledged Property as set forth in Exhibit "A" attached hereto. Notwithstanding the
                              ------------
foregoing, the security interest granted pursuant to this Agreement shall terminate immediately in the event the Company redeems, or the Secured Party shall have converted, all amounts due under the Convertible Debentures. The Pledged Property shall not include assets identified as "Excluded Assets" on Exhibit "A" attached hereto.
------------

     The  Pledged Property, as set forth in Exhibit "A" attached hereto, and the
                                            -----------
products thereof and the proceeds of all such items are hereinafter collectively referred to as the "Pledged Collateral."
                        -------------------

          (b) Simultaneously with the execution and delivery of this Agreement, the Debtors shall make, execute, acknowledge, file, record and deliver to the Secured Party any documents reasonably requested by the Secured Party to perfect its security interest in the Pledged Property. Simultaneously with the execution and delivery of this Agreement, the Debtors shall make, execute, acknowledge and deliver to the Secured Party such documents and instruments, including, without limitation, financing statements, certificates, affidavits and forms as may, in the Secured Party's reasonable judgment, be necessary to effectuate, complete or perfect, or to continue and preserve, the security interest of the Secured Party in the Pledged Property, and the Secured Party shall hold such documents and instruments as secured party, subject to the terms and conditions contained herein.

     Section 2.2     Rights; Interests; Etc.
                     -----------------------

          (a) So long as no Event of Default (as hereinafter defined) shall have occurred and be continuing:

               (i) each of the Debtors shall be entitled to exercise any and all rights pertaining to the Pledged Property or any part thereof for any purpose not inconsistent with the terms hereof; and

               (ii) each of the Debtors shall be entitled to receive and retain any and all payments paid or made in respect of the Pledged Property.

          (b)     Upon  the occurrence and during the continuance of an Event of
Default:

               (i) All rights of each of the Debtors to exercise the rights which it would otherwise be entitled to exercise pursuant to Section 2.2(a)(i) hereof and to receive payments which it would otherwise be authorized to receive and retain pursuant to Section 2.2(a)(ii) hereof shall be suspended, and all such rights shall thereupon become vested in the Secured Party who shall thereupon have the sole right to exercise such rights and to receive and hold as Pledged Collateral such payments; provided, however, that if the Secured Party shall become entitled and shall elect to exercise its right to realize on the Pledged Collateral pursuant to Article 5 hereof, then all cash sums received by the Secured Party, or held by the Debtors for the benefit of the Secured Party and paid over pursuant to Section 2.2(b)(ii) hereof, shall be applied against any outstanding Obligations;

               (ii) All interest, dividends, income and other payments and distributions which are received by the Debtors contrary to the provisions of
Section 2.2(b)(i) hereof shall be received in trust for the benefit of the Secured Party, shall be segregated from other property of the Debtors and shall be forthwith paid over to the Secured Party; and

               (iii) The Secured Party in its sole discretion shall be authorized to sell any or all of the Pledged Property at public or private sale in order to recoup all of the outstanding principal plus accrued interest owed pursuant to the Convertible Debentures as described herein.

          (c) Each of the following events shall constitute a default under this Agreement (each an "Event of Default"):
                             ------------------

               (i) any default, whether in whole or in part, shall occur in the payment to the Secured Party of principal or interest under the Convertible Debentures or other item comprising the Obligations as and when due or with respect to any other debt or obligation of the Company to a party other than the Secured Party;

               (ii) any default, whether in whole or in part, shall occur in the due observance or performance of any obligations or other covenants, terms or provisions to be performed under this Agreement, the Securities Purchase Agreement or the Convertible Debentures;

               (iii) each of the Debtors shall: (1) make a general assignment for the benefit of its creditors; (2) apply for or consent to the appointment of a receiver, trustee, assignee, custodian, sequestrator, liquidator or similar official for itself or any of its assets and properties;
(3) commence a voluntary case for relief as a debtor under the United States Bankruptcy Code; (4) file with or otherwise submit to any governmental authority any petition, answer or other document seeking: (A) reorganization, (B) an arrangement with creditors or (C) to take advantage of any other present or future applicable law respecting bankruptcy, reorganization, insolvency, readjustment of debts, relief of debtors, dissolution or liquidation; (5) file or otherwise submit any answer or other document admitting or failing to contest the material allegations of a petition or other document filed or otherwise submitted against it in any proceeding under any such applicable law, or (6) be adjudicated a bankrupt or insolvent by a court of competent jurisdiction;

               (iv) any case, proceeding or other action shall be commenced against the Debtors for the purpose of effecting, or an order, judgment or decree shall be entered by any court of competent jurisdiction approving (in whole or in part) anything specified in Section 2.2(c)(iii) hereof, or any receiver, trustee, assignee, custodian, sequestrator, liquidator or other official shall be appointed with respect to the Debtors, or shall be appointed to take or shall otherwise acquire possession or control of all or a substantial part of the assets and properties of the Debtors, and any of the foregoing shall continue unstayed and in effect for any period of one hundred twenty (120) days;

               (v) any material obligation of Debtors (other than its Obligations under this Agreement) for the payment of borrowed money is not paid when due or within any applicable grace period, or such obligation becomes or is declared to be due and payable before the expressed maturity of the obligation, or there shall have occurred an event that, with the giving of notice or lapse of time, or both, would cause any such obligation to become, or allow any such obligation to be declared to be, due and payable before the expressed maturity date of the obligation (other than the default disclosed in Section 6.11 hereof); or

               (vi) a breach by the Debtors of any material contract that would have a Material Adverse Effect (as defined in Section 6.1 below) (other than the default disclosed in Section 6.11 hereof).

                                   ARTICLE 3.

                          ATTORNEY-IN-FACT; PERFORMANCE
                          -----------------------------

     Section 3.1     Secured Party Appointed Attorney-In-Fact.
                     ----------------------------------------

     Upon the occurrence of an Event of Default, the Debtors hereby appoint the Secured Party as its attorney-in-fact, with full authority in the place and stead of the Debtors and in the name of the Debtors or otherwise, from time to time in the Secured Party's discretion to take any action and to execute any instrument which the Secured Party may reasonably deem necessary to accomplish the purposes of this Agreement, including, without limitation, to receive and collect all instruments made payable to the Company representing any payments in respect of the Pledged Collateral or any part thereof and to give full discharge for the same. The Secured Party may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize on the Pledged Property as and when the Secured Party may determine. To facilitate collection, the Secured Party may notify account debtors and obligors on any Pledged Property or Pledged Collateral to make payments directly to the Secured Party.

     Section 3.2     Secured Party May Perform.
                     -------------------------

     If any of the Debtors fail to perform any agreement contained herein, the Secured Party, at its option, may itself perform, or cause performance of, such agreement, and the expenses of the Secured Party incurred in connection therewith shall be included in the Obligations secured hereby and payable by the Company under Section 8.3.

                                   ARTICLE 4.

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     Section 4.1     Authorization; Enforceability.
                     -----------------------------

     Each of the parties hereto represents and warrants that it has taken all action necessary to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby; and upon execution and delivery, this Agreement shall constitute a valid and binding obligation of the respective party, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights or by the principles governing the availability of equitable remedies.

     Section 4.2     Ownership of Pledged Property.
                     -----------------------------

     Each of the Debtors warrants and represents that it is the legal and beneficial owner of the Pledged Property free and clear of any lien, security interest, option or other charge or encumbrance except for the security interest created by this Agreement or otherwise set forth on Exhibit "A".
                                                             ------------

                                     ARTICLE

                    DEFAULT; REMEDIES; SUBSTITUTE COLLATERAL
                    ----------------------------------------

     Section 5.1     Default and Remedies.
                     --------------------

          (a) If an Event of Default described in Section 2.2(c)(i) and (ii) occurs, then in each such case the Secured Party may declare the Obligations to be due and payable immediately, by a notice in writing to the Debtors, and upon any such declaration, the Obligations shall become immediately due and payable. If an Event of Default described in Sections 2.2(c)(iii) through (vi) occurs and is continuing for the period set forth therein, then the Obligations shall automatically become immediately due and payable without declaration or other act on the part of the Secured Party.

          (b) Upon the occurrence of an Event of Default, the Secured Party shall be entitled: (i) to receive all distributions with respect to the Pledged Collateral, (ii) to cause the Pledged Property to be transferred into the name of the Secured Party or its nominee, (iii) to dispose of the Pledged Property, and (iv) to realize upon any and all rights in the Pledged Property then held by the Secured Party.

     Section 5.2     Method of Realizing Upon the Pledged Property: Other
                     ----------------------------------------------------
                     Remedies.
                     ---------

     Upon the occurrence of an Event of Default, in addition to any rights and remedies available at law or in equity, the following provisions shall govern the Secured Party's right to realize upon the Pledged Property:

          (a) Any item of the Pledged Property may be sold for cash or other value in any number of lots at brokers board, public auction or private sale and may be sold without demand, advertisement or notice (except that the Secured Party shall give the related Debtor ten (10) days' prior written notice of the time and place or of the time after which a private sale may be made (the "Sale
                                                                            ----
Notice")),  which  notice period is hereby agreed to be commercially reasonable.
------
At any sale or sales of the Pledged Property, the relevant Debtor may bid for and purchase the whole or any part of the Pledged Property and, upon compliance with the terms of such sale, may hold, exploit and dispose of the same without further accountability to the Secured Party. The Debtors will execute and deliver, or cause to be executed and delivered, such instruments, documents, assignments, waivers, certificates, and affidavits and supply or cause to be supplied such further information and take such further action as the Secured Party reasonably shall require in connection with any such sale.

          (b) Any cash being held by the Secured Party as Pledged Collateral and all cash proceeds received by the Secured Party in respect of, sale of, collection from, or other realization upon all or any part of the Pledged
Collateral  shall  be  applied  as  follows:

               (i) to the payment of all amounts due the Secured Party for the expenses reimbursable to it hereunder or owed to it pursuant to Section 8.3 hereof;

               (ii)     to  the  payment of the Obligations then due and unpaid.

               (iii) the balance, if any, to the person or persons entitled thereto, including, without limitation, the Debtors.

          (c) In addition to all of the rights and remedies which the Secured Party may have pursuant to this Agreement, the Secured Party shall have all of the rights and remedies provided by law, including, without limitation, those under the Uniform Commercial Code.

               (i) If the relevant Debtors fails to pay such amounts due upon the occurrence of an Event of Default which is continuing, then the Secured Party may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against such Debtor and collect the monies adjudged or decreed to be payable in the manner provided by law out of the property of the Debtor, wherever situated.

               (ii) The Debtors agree that they shall be liable for any reasonable fees, expenses and costs incurred by the Secured Party in connection with enforcement, collection and preservation of the obligations, including, without limitation, reasonable legal fees and expenses, and such amounts shall be deemed included as Obligations secured hereby and payable as set forth in
Section  8.3  hereof.

     Section 5.3     Proofs of Claim.
                     ---------------

          In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relating to the Debtors or the property of the Debtors or of such other obligor or its creditors, the Secured Party (irrespective of whether the Obligations shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Secured Party shall have made any demand on the Debtors for the payment of the Obligations), shall be entitled and empowered, by intervention in such proceeding or otherwise:

               (i) to file and prove a claim for the whole amount of the Obligations and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Secured Party (including any claim for the reasonable legal fees and expenses and other expenses paid or incurred by the Secured Party permitted hereunder and of the Secured Party allowed in such judicial proceeding), and

               (ii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by the Secured Party to make such payments to the Secured Party and, in the event that the Secured Party shall consent to the making of such payments directed to the Secured Party, to pay to the Secured Party any amounts for expenses due it hereunder.

     Section 5.4     Duties Regarding Pledged Collateral.
                     -----------------------------------

     The Secured Party shall have no duty as to the collection or protection of the Pledged Property or any income thereon or as to the preservation of any rights pertaining thereto, beyond the safe custody and reasonable care of any of the Pledged Property actually in the Secured Party's possession.

                                   ARTICLE 6.

                              AFFIRMATIVE COVENANTS
                              ---------------------

     The Debtors covenant and agree that, from the date hereof and until the Obligations have been fully paid and satisfied or this Agreement shall otherwise terminate, unless the Secured Party shall consent otherwise in writing (as provided in Section 8.4 hereof):

     Section 6.1     Existence, Properties, Etc.
                     ---------------------------

          (a) Each of the Debtors shall do, or cause to be done, all things, or proceed with due diligence with any actions or courses of action, that may be reasonably necessary (i) to maintain each of the Debtor's due organization, valid existence and good standing under the laws of its state of incorporation, and (ii) to preserve and keep in full force and effect all qualifications, licenses and registrations in those jurisdictions in which the failure to do so could have a Material Adverse Effect (as defined below); and (b) the Debtors shall not do, or cause to be done, any act impairing the Debtor's corporate power or authority (i) to carry on the Debtor's business as now conducted, and
(ii) to execute or deliver this Agreement or any other document delivered in connection herewith, including, without limitation, any UCC-1 Financing Statements required by the Secured Party (which other loan instruments collectively shall be referred as "Loan Instruments") to which it is or will be
                                    ----------------
a party, or perform any of its obligations hereunder or thereunder. For purpose of this Agreement, the term "Material Adverse Effect" shall mean any material
                                -----------------------
and adverse effect as determined by Secured Party in its sole discretion, whether individually or in the aggregate, upon (a) the Debtor's assets, business, operations, properties or condition, financial or otherwise; (b) the Debtor's to make payment as and when due of all or any part of the Obligations; or (c) the Pledged Property.

     Section 6.2     Financial Statements and Reports.
                     --------------------------------

     The Company shall furnish to the Secured Party within a reasonable time such financial data as the Secured Party may reasonably request, including, without limitation, the following:

          (a) The balance sheet of the Company as of the close of each fiscal year, the statement of earnings and retained earnings of the Company as of the close of such fiscal year, and statement of cash flows for the Company for such fiscal year, all in reasonable detail, prepared in accordance with generally accepted accounting principles consistently applied, certified by the chief executive and chief financial officers of the Company as being true and correct and accompanied by a certificate of the chief executive and chief financial officers of the Company, stating that the Company has kept, observed, performed and fulfilled each covenant, term and condition of this Agreement during such fiscal year and that no Event of Default hereunder has occurred and is continuing, or if an Event of Default has occurred and is continuing, specifying the nature of same, the period of existence of same and the action the Company proposes to take in connection therewith;

          (b) A balance sheet of the Company as of the close of each month, and statement of earnings and retained earnings of the Company as of the close of such month, all in reasonable detail, and prepared substantially in accordance with generally accepted accounting principles consistently applied, certified by the chief executive and chief financial officers of the Company as being true and correct; and

          (c) Copies of all accountants' reports and accompanying financial reports submitted to the Company by independent accountants in connection with each annual examination of the Company.

     Section 6.3     Accounts and Reports.
                     --------------------

     The Company shall maintain a standard system of accounting in accordance with generally accepted accounting principles consistently applied and provide, at its sole expense, to the Secured Party the following:

          (a) as soon as available, a copy of any notice or other communication received by any of the Debtors alleging any nonpayment or other material breach or default, or any foreclosure or other action respecting any material portion of its assets and properties, respecting any of the indebtedness of the Debtors in excess of $50,000 (other than the Obligations), or any demand or other request for payment under any guaranty, assumption, purchase agreement or similar agreement or arrangement respecting the indebtedness or obligations of others in excess of $50,000, including any received from any person acting on behalf of the Secured Party or beneficiary thereof; and

          (b) within fifteen (15) days after the making of each submission or filing, a copy of any report, financial statement, notice or other document, whether periodic or otherwise, submitted to the stockholders of the Company, or submitted to or filed by the Company with any governmental authority involving or affecting (i) the Debtors that could have a Material Adverse Effect; (ii) the Obligations; (iii) any part of the Pledged Collateral; or (iv) any of the transactions contemplated in Transaction Documents.

     Section 6.4     Maintenance of Books and Records; Inspection.
                     --------------------------------------------

     The Debtors shall maintain its books, accounts and records in accordance with generally accepted accounting principles consistently applied, and permit the Secured Party, its officers and employees and any professionals designated by the Secured Party in writing, at any time to visit and inspect any of its properties (including but not limited to the Pledged Property and Collateral described in the Transaction Documents), corporate books and financial records, and to discuss its accounts, affairs and finances with any employee, officer or director thereof.

     Section 6.5     Maintenance and Insurance.
                     -------------------------

          (a) The Debtors shall maintain or cause to be maintained, at its own expense, all of its assets and properties in good working order and condition, making all necessary repairs thereto and renewals and replacements thereof.

          (b) The Debtors shall maintain or cause to be maintained, at its own expense, insurance in form, substance and amounts (including deductibles), which the Debtors deem reasonably necessary to the Company's business, (i) adequate to insure all assets and properties of the Debtors, which assets and properties are of a character usually insured by persons engaged in the same or similar business against loss or damage resulting from fire or other risks included in an extended coverage policy; (ii) against public liability and other tort claims that may be incurred by the Debtors; (iii) as may be required by the Transaction Documents and/or the applicable law and (iv) as may be reasonably requested by Secured Party, all with adequate, financially sound and reputable insurers.

     Section 6.6     Contracts and Other Collateral.
                     ------------------------------

     The Debtors shall perform all of its obligations under or with respect to each instrument, receivable, contract and other intangible included in the Pledged Property to which the Debtors are now or hereafter will be party on a timely basis and in the manner therein required, including, without limitation, this Agreement.

     Section 6.7     Defense of Collateral, Etc.
                     ---------------------------

     The Debtors shall defend and enforce their right, title and interest in and to any part of: (a) the Pledged Property; and (b) if not included within the Pledged Property, those assets and properties whose loss could have a Material Adverse Effect, the Debtors shall defend the Secured Party's right, title and interest in and to each and every part of the Pledged Property, each against all manner of claims and demands on a timely basis to the full extent permitted by applicable law.

     Section 6.8     Payment of Debts, Taxes, Etc.
                     -----------------------------

     The Debtors shall pay, or cause to be paid, all of its indebtedness and other liabilities and perform, or cause to be performed, all of its obligations in accordance with the respective terms thereof, and pay and discharge, or cause to be paid or discharged, all taxes, assessments and other governmental charges and levies imposed upon it, upon any of its assets and properties on or before the last day on which the same may be paid without penalty, as well as pay all other lawful claims (whether for services, labor, materials, supplies or otherwise) as and when due

     Section 6.9     Taxes and Assessments; Tax Indemnity.
                     ------------------------------------

     The Debtors shall (a) file all tax returns and appropriate schedules thereto that are required to be filed under applicable law, prior to the date of delinquency, (b) pay and discharge all taxes, assessments and governmental charges or levies imposed upon the Debtors, upon its income and profits or upon any properties belonging to it, prior to the date on which penalties attach thereto, and (c) pay all taxes, assessments and governmental charges or levies that, if unpaid, might become a lien or charge upon any of its properties;
provided, however, that the Debtors in good faith may contest any such tax, assessment, governmental charge or levy described in the foregoing clauses (b) and (c) so long as appropriate reserves are maintained with respect thereto.

     Section 6.10     Compliance with Law and Other Agreements.
                      ----------------------------------------

     The Debtors shall maintain its business operations and property owned or used in connection therewith in compliance with (a) all applicable federal, state and local laws, regulations and ordinances governing such business operations and the use and ownership of such property, and (b) all agreements, licenses, franchises, indentures and mortgages to which the Debtors are a party or by which the Debtors or any of their properties are bound. Without limiting the foregoing, the Debtors shall pay all of their indebtedness promptly in accordance with the terms thereof.

     Section 6.11     Notice of Default.
                      -----------------

     The Debtors shall give written notice to the Secured Party of the occurrence of any default or Event of Default under this Agreement, the other Transaction Documents or any other agreement of Debtors for the payment of money, promptly upon the occurrence thereof.

     Section 6.12     Notice of Litigation.
                      --------------------

     The Debtors shall give notice, in writing, to the Secured Party of (a) any actions, suits or proceedings wherein the amount at issue is in excess of $50,000, instituted by any persons against the Debtors, or affecting any of the assets of the Debtors, and (b) any dispute, not resolved within fifteen (15) days of the commencement thereof, between the Debtors on the one hand and any governmental or regulatory body on the other hand, which might reasonably be expected to have a Material Adverse Effect on the business operations or financial condition of the Company.

                                   ARTICLE 7.

                               NEGATIVE COVENANTS
                               ------------------

     The Company covenants and agrees that, from the date hereof until the Obligations have been fully paid and satisfied or this Agreement shall otherwise terminate, the Company shall not, unless the Secured Party shall consent otherwise in writing:

     Section  7.1     Liens  and  Encumbrances.
                      ------------------------

     The Debtors shall not directly or indirectly make, create, incur, assume or permit to exist any assignment, transfer, pledge, mortgage, security interest or other lien or encumbrance of any nature in, to or against any part of the Pledged Property or of the Debtor's capital stock, or offer or agree to do so, or own or acquire or agree to acquire any asset or property of any character subject to any of the foregoing encumbrances (including any conditional sale contract or other title retention agreement), or assign, pledge or in any way transfer or encumber its right to receive any income or other distribution or proceeds from any part of the Pledged Property or the Debtors' capital stock; or enter into any sale-leaseback financing respecting any part of the Pledged Property as lessee, or cause or assist the inception or continuation of any of the foregoing.

     Section 7.1     Certificate of Incorporation, By-Laws, Mergers,
                     -----------------------------------------------
                     Consolidations, Acquisitions and Sales.
                     ---------------------------------------

     Without the prior express written consent of the Secured Party, the Debtors shall not: (a) Amend their Certificate of Incorporation or By-Laws; (b) be a party to any merger, consolidation or corporate reorganization; (c) except for the Security Agreement (relating to a $3,500,000 note), dated November 1, 2005, among the Company, Viasys Network Services Inc.("VNS"), Viasys Services Inc.
                                                     ---
("VSI")  and  New  Viasys  Holdings,  LLC  ("NVH")  and  the additional Security
  ---                                        ---
Agreement (relating to a $6,572,103 note), dated November 1, 2005, among the Company, VNS, VSI and NVH, sell, transfer, convey, grant a security interest in or lease all or any substantial part of its assets, or (d) convey any of its assets to any subsidiary; provided, however that this Section 7.2 shall not prohibit the Company (whether through an existing or newly formed subsidiary) from acquiring the stock or assets of another entity.

     Section 7.2     Management, Ownership.
                     ---------------------

     The Company shall not materially change its ownership, executive staff or management without the prior written consent of the Secured Party. The ownership, executive staff and management of the Company are material factors in the Secured Party's willingness to institute and maintain a lending relationship with the Debtors.

     Section 7.3     Dividends, Etc.
                     --------------

     The Debtors shall not declare or pay any dividend of any kind, in cash or in property, on any class of its capital stock, nor purchase, redeem, retire or otherwise acquire for value any shares of such stock (other than the redemption rights under the Convertible Debentures and any other securities of the Company in existence as of the date hereof), nor make any distribution of any kind in respect thereof, nor make any return of capital to shareholders, nor make any payments in respect of any pension, profit sharing, retirement, stock option, stock bonus, incentive compensation or similar plan (except as required or permitted hereunder), without the prior written consent of the Secured Party.

     Section 7.4     Guaranties; Loans.
                     -----------------

     The Debtors shall not guarantee nor be liable in any manner, whether directly or indirectly, or become contingently liable after the date of this Agreement in connection with the obligations or indebtedness of any person or persons, except for (i) the indebtedness currently secured by the liens identified on the Pledged Property identified on Exhibit A hereto and (ii) the endorsement of negotiable instruments payable to the Debtors for deposit or collection in the ordinary course of business. The Debtors shall not make any loan, advance or extension of credit to any person other than in the normal course of its business. Nothing contained herein shall prohibit the Company from complying with its obligations to replace a standby letter of credit in the approximate amount of $1.35M with City National Bank, delivering the promissory notes in favor of NVH or otherwise performing all obligations to be performed by it under that certain Stock Purchase Agreement dated November 1, 2005 between the Company and NVH. In addition, nothing contained herein shall prohibit the Company, Viasys Network Services, Inc. and Viasys Services, Inc. from entering into those amendments to certain revolving credit agreements with Merrill Lynch Business Financial Services, Inc. ("Merrill"), specifically, WCMA Loan and
Security Agreement Nos. 2BN-07936, 2BN-07937 and 2BN-07938 (the "Merrill Amendments"), nor shall the Company be prohibited from executing and delivering an Unconditional Guarantee in favor of Merrill with respect thereto (the "Merrill Guarantee").

     Section 7.5     Debt.
                     ----

     The Debtors shall not create, incur, assume or suffer to exist any additional indebtedness of any description whatsoever in an aggregate amount in excess of $50,000 (excluding any indebtedness of the Debtors to the Secured Party, trade accounts payable and accrued expenses incurred in the ordinary course of business and the endorsement of negotiable instruments payable to the Debtors, respectively for deposit or collection in the ordinary course of business). Nothing contained herein shall prohibit the Company from complying with its obligations to replace a standby letter of credit in the approximate amount of $1.35M with City National Bank, delivering the promissory notes in favor of NVH or otherwise performing all obligations to be performed by it under that certain Stock Purchase Agreement dated November 1, 2005 between the Company and NVH. In addition, nothing contained herein shall prohibit the Company, Viasys Network Services, Inc. and Viasys Services, Inc. from entering into the Merrill Amendments, nor shall the Company be prohibited from executing and delivering the Merrill Guarantee.

     Section 7.6     Conduct of Business.
                     -------------------

     The Debtors will continue to engage, in an efficient and economical manner, in a business of the same general type as conducted by it on the date of this Agreement.

     Section 7.7     Places of Business.
                     ------------------

     The location of the Company's chief place of business is Atlanta, Georgia. The Company shall not change the location of its chief place of business, chief executive office or any place of business disclosed to the Secured Party or move any of the Pledged Property from its current location without thirty (30) days' prior written notice to the Secured Party in each instance.

                                   ARTICLE 8.

                                  MISCELLANEOUS
                                  -------------

     Section 8.1     Notices.
                     -------

     All notices or other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be considered as duly given on: (a) the date of delivery, if delivered in person, by nationally recognized overnight delivery service or (b) five (5) days after mailing if mailed from within the continental United States by certified mail, return receipt requested to the party entitled to receive the same:


If to the Company, to:       Charys Holding Company Inc.
                             1117 Perimeter Center West, Suite N415
                             Atlanta, GA 30338
                             Attention:   Billy Ray, Jr.
                             Telephone:   678-443-2300
                             Facsimile:   678-443-2320

With a copy to:              Paul, Hastings, Janofsky & Walker LLP
                             600 Peachtree Street, N.E., Suite 2400
                             Atlanta, GA  30308
                             Attention:   Karen K. Leach
                             Telephone:   404-815-2528
                             Facsimile:   404-685-5028

If to the Secured Party:     Highgate House Funds, Ltd
                             488 Madison Avenue
                             New York, NY 10022
                             Attention:   Adam S. Gottbetter, Esq.
                             Telephone:   212-400-6900
                             Facsimile:   212-400-6901

With a copy to:              Gottbetter & Partners, LLP
                             488 Madison Avenue
                             New York, NY 10022
                             Attention:   Jason M. Rimland, Esq.
                             Telephone:   212-400-6900
                             Facsimile:   212-400-6901

     Any party may change its address by giving notice to the other party stating its new address. Commencing on the tenth (10th) day after the giving of such notice, such newly designated address shall be such party's address for the purpose of all notices or other communications required or permitted to be given pursuant to this Agreement.

     Section 8.2     Severability.
                     ------------

     If any provision of this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Agreement, and this Agreement shall be carried out as if any such invalid or unenforceable provision were not contained herein.

     Section 8.3     Expenses.
                     --------

     In the event of an Event of Default, the Debtors will pay to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel, which the Secured Party may incur in connection with: (i) the custody or preservation of, or the sale, collection from, or other realization upon, any of the Pledged Property; (ii) the exercise or enforcement of any of the rights of the Secured Party hereunder or (iii) the failure by the Debtors to perform or observe any of the provisions hereof.

     Section 8.4     Waivers, Amendments, Etc.
                     -------------------------

     The Secured Party's delay or failure at any time or times hereafter to require strict performance by the Debtors of any undertakings, agreements or covenants shall not waive, affect, or diminish any right of the Secured Party under this Agreement to demand strict compliance and performance herewith. Any waiver by the Secured Party of any Event of Default shall not waive or affect any other Event of Default, whether such Event of Default is prior or subsequent thereto and whether of the same or a different type. None of the undertakings, agreements and covenants of the Debtors contained in this Agreement, and no Event of Default, shall be deemed to have been waived by the Secured Party, nor may this Agreement be amended, changed or modified, unless such waiver, amendment, change or modification is evidenced by an instrument in writing specifying such waiver, amendment, change or modification and signed by the Secured Party.

     Section 8.5     Continuing Security Interest.
                     ----------------------------

     This Agreement shall create a continuing security interest in the Pledged Property and shall: (i) remain in full force and effect until the Obligations are paid in full at which time this Agreement shall terminate; (ii) be binding upon the Debtor and their successors and heirs; and (iii) inure to the benefit of the Secured Party and its successors and assigns. Notwithstanding the foregoing, this Agreement shall terminate immediately in the event the Company redeems, or the Secured Party shall have converted, all amounts due under the Convertible Debentures. Upon the termination of this Agreement, the Debtor shall be entitled to the return, at the Secured Party's expense, of such of the Pledged Property as shall not have been sold in accordance with Section 5.2 hereof or otherwise applied pursuant to the terms hereof.

     Section 8.6     Independent Representation.
                     --------------------------

     Each party hereto acknowledges and agrees that it has received or has had the opportunity to receive independent legal counsel of its own choice and that it has been sufficiently apprised of its rights and responsibilities with regard to the substance of this Agreement.

     Section 8.7     Applicable Law:  Jurisdiction.
                     -----------------------------

     The parties hereto acknowledge that the transactions contemplated by this Agreement and the exhibits hereto bear a reasonable relation to the State of New York. The parties hereto agree that the internal laws of the State of New York shall govern this Agreement and the exhibits hereto, including, but not limited to, all issues related to usury. Any action to enforce the terms of this Agreement or any of its exhibits shall be brought exclusively in the state and/or federal courts situated in the County and State of New York. Service of process in any action by the Secured Party to enforce the terms of this Agreement may be made by serving a copy of the summons and complaint, in addition to any other relevant documents, by commercial overnight courier to the Debtors at its principal address set forth in this Agreement.

     Section 8.8     Waiver of Jury Trial.
                     --------------------

     AS A FURTHER INDUCEMENT FOR THE SECURED PARTY TO ENTER INTO THIS AGREEMENT AND TO MAKE THE FINANCIAL ACCOMMODATIONS TO THE DEBTORS, THE DEBTORS HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATED IN ANY WAY TO THIS AGREEMENT AND/OR ANY AND ALL OTHER DOCUMENTS RELATED TO THIS TRANSACTION.

     Section 8.9     Entire Agreement.
                     ----------------

     This Agreement constitutes the entire agreement among the parties and supersedes any prior agreement or understanding among them with respect to the subject matter hereof.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                           COMPANY:
                                           CHARYS HOLDING COMPANY INC.

                                           By:
                                              ---------------------------------
                                           Name:  Billy Ray, Jr.
                                           Title:  Chief Executive Officer


                                           SECURED PARTY:
                                           HIGHGATE HOUSE FUNDS, LTD.

                                           By:
                                              ---------------------------------
                                           Name:  Adam S. Gottbetter
                                           Title:  Portfolio Manager

                                           SUBSIDIARIES:
                                           VIASYS NETWORK SERVICES, INC.

                                           By:
                                              ---------------------------------
                                           Name:
                                           Title:


                                           PERSONNEL RESOURCES OF GEORGIA, INC.

                                           By:
                                              ---------------------------------
                                           Name:
                                           Title:


                                           VIASYS SERVICES, INC.

                                           By:
                                              ---------------------------------
                                           Name:
                                           Title:

                                    EXHIBIT A
                         DEFINITION OF PLEDGED PROPERTY
                         ------------------------------

     For the purpose of securing prompt and complete payment and performance by the Debtors of all of the Obligations, the Debtors unconditionally and irrevocably hereby grants to the Secured Party a continuing security interest in and to, and lien upon, the following Pledged Property of the Debtors:

          (a) all goods of the Debtors, including, without limitation, machinery, equipment, furniture, furnishings, fixtures, signs, lights, tools, parts, supplies and motor vehicles of every kind and description, now or hereafter owned by the Debtors or in which the Debtors may have or may hereafter acquire any interest, and all replacements, additions, accessions, substitutions and proceeds thereof, arising from the sale or disposition thereof, and where applicable, the proceeds of insurance and of any tort claims involving any of the foregoing;

          (b) all inventory of the Debtors, including, but not limited to, all goods, wares, merchandise, parts, supplies, finished products, other tangible personal property, including such inventory as is temporarily out of Debtors' custody or possession and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing;

          (c) all contract rights and general intangibles of the Debtors, including, without limitation, goodwill, trademarks, trade styles, trade names, leasehold interests, partnership or joint venture interests, patents and patent applications, copyrights, deposit accounts whether now owned or hereafter created;

          (d) all documents, warehouse receipts, instruments and chattel paper of the Debtors whether now owned or hereafter created;

          (e) all accounts and other receivables, instruments or other forms of obligations and rights to payment of the Debtors (herein collectively referred to as "Accounts"), together with the proceeds thereof, all goods
                   --------
represented by such Accounts and all such goods that may be returned by the Debtors' customers, and all proceeds of any insurance thereon, and all guarantees, securities and liens which the Debtors may hold for the payment of any such Accounts including, without limitation, all rights of stoppage in transit, replevin and reclamation and as an unpaid vendor and/or lienor, all of which the Debtors represents and warrants will be bona fide and existing obligations of its respective customers, arising out of the sale of goods by the Debtors in the ordinary course of business;

          (f) to the extent assignable, all of the Debtors' rights under all present and future authorizations, permits, licenses and franchises issued or granted in connection with the operations of any of its facilities;


          (g) all products and proceeds (including, without limitation, insurance proceeds) from the above-described Pledged Property.


Notwithstanding the foregoing, the security interest granted by the Debtors in the following Pledged Property shall be subject to the prior security interests held or to be held by third parties as follows (the "Existing Liens"):

Upon the closing of the transaction contemplated by the Stock Purchase Agreement (the "Viasys Transaction") between Charys Holding Company Inc. and New Viasys Holdings, LLC ("Seller"), Charys will grant a security interest in the following assets to Seller: (i) that certain Facilities Maintenance Agreement, dated as of January 27, 1992, and as amended as of November 2, 2005, between Georgia Electric Company (n/k/a VSI) and Cooper Tire & Rubber Co.; (ii) gross revenues and receipts, money, securities and all proceeds derived from such contract;
(iii) all claims of VSI against Cooper Tire & Rubber Co. relating to or arising out of such contract; (iv) all of the issued and outstanding shares of capital stock of each of Viasys Services, Inc. and Viasys Network Services, Inc. (the "Shares") together with the certificates, if any, evidencing the Shares, and (v) all moneys, property or securities resulting from a reorganization, reclassification or other similar transaction or otherwise received in exchange for the Shares, and any warrants, rights or options issued to the holder of, or otherwise in respect of, the Shares; provided that the Seller's security interests are subordinate to those of the Secured Party in the amount of $2,200,000.

Notwithstanding the foregoing, no security interest shall be granted by the Debtors in the following (the "Excluded Assets"):

Upon the closing of the Viasys Transaction, Charys will grant a security interest in the following assets to Seller: (i) all contract and other rights in and to the VA Job; (ii) all general intangibles, including goodwill, relating to the VA Job; (iii) all accounts receivable relating to the VA Job; (iii) gross revenues and receipts, money, securities and all Proceeds derived from the VA Job; and (iv) all machinery, equipment, furniture, fixtures, motor vehicles (collectively "Tangible Assets") listed on Schedule 1 to the Security Agreement, and all Tangible Assets and all insurance proceeds and products thereof now owned or hereafter acquired and relating to the VA Job; (v) all claims of Debtor against third parties, including, without limitation, against the Commonwealth of Virginia Department of Transportation, relating to or arising out of the VA Job.

                                    EXHIBIT D

                         ESCROW SHARES ESCROW AGREEMENT
                         ------------------------------

                                    EXHIBIT E

                     IRREVOCABLE TRANSFER AGENT INSTRUCTIONS
                     ---------------------------------------

                     IRREVOCABLE TRANSFER AGENT INSTRUCTIONS


                                November 17, 2005

Fidelity Transfer Company
1800 S. West Temple, Suite 301
Salt Lake City, Utah 84115
Attention: Heidi Sadowski


     RE:     CHARYS  HOLDING  COMPANY  INC.

Ladies  and  Gentlemen:

Reference is made to that certain Securities Purchase Agreement (the "Securities
                                                                      ----------
Purchase  Agreement")  dated  November  16,  2005  by and between Charys Holding
-------------------
Company  Inc., a Delaware corporation (the "Company"), and Highgate House Funds,
                                            -------
Ltd.  (the "Buyer") and that certain Escrow Shares Escrow Agreement (the "Escrow
            -----                                                         ------
Agreement")  of even date herewith among the Company, the Buyer and Gottbetter &
---------
Partners, LLP, as escrow agent (the "Escrow Agent").  Pursuant to the Securities
                                     ------------
Purchase  Agreement,  the  Company  shall sell to the Buyer, and the Buyer shall purchase from the Company, one or more convertible debentures (collectively referred to herein as the "Debenture") in the aggregate principal amount of Four
                           ---------
Million Dollars ($4,000,000), plus accrued interest, which are convertible into shares of the Company's common stock, par value $0.001 per share (the "Common
                                                                          ------
Stock"),  at  the  Buyer's  discretion  unless  earlier  redeemed in full by the
-----
Company. These instructions relate to the following stock or proposed stock issuances or transfers:

     1. The Company has agreed to issue to the Buyer (i) up to 6,666,666 shares of Common Stock upon conversion of the Debenture ("Conversion
                                                                      ----------
          Shares")  including  the  shares  of  Common Stock to be issued to the
          ------
          Buyer upon conversion of accrued interest into Common Stock and (ii) 1,000,000 shares of Common Stock upon exercise of the Warrant (as defined in the Securities Purchase Agreement) (the "Warrant Shares")
                                                                --------------
          if and to the extent required under the Securities Purchase Agreement.

     2.   The  Company has issued 20,000,000 shares of Common Stock (the "Escrow
                                                                         -------
          Shares")  in the Buyer's name that have been or are being delivered to
          -----
          the Escrow Agent pursuant to the Securities Purchase Agreement and the Escrow Agreement.

This letter shall serve as our irrevocable authorization and direction to Fidelity Transfer Company (the "Transfer Agent") to do the following:
                                --------------

     1.   Conversion  Shares.

          a. Instructions Applicable to Transfer Agent. With respect to the Conversion Shares and the Warrant Shares, the Transfer Agent shall issue the Conversion Shares or the Warrant Shares to the Buyer from time to time upon delivery to the Transfer Agent of a properly completed and duly executed Conversion Notice (the "Conversion Notice"), in the form attached hereto as Exhibit I,
               -------------------                                    ---------
               delivered on behalf of the Company to the Transfer Agent by the Escrow Agent or a properly completed and duly executed notice of exercise substantially in the form attached to the Warrant (the "Exercise Notice"), respectively. Unless the Company shall have delivered in good faith its notice of objection only to the calculation of the Conversion Shares to the Transfer Agent and Escrow Agent within one (1) business day of its receipt of the Conversion Notice, upon receipt of a Conversion Notice or Exercise Notice, the Transfer Agent shall within three (3) Trading Days thereafter (i) issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice or Exercise Notice, a certificate or certificates, registered in the name of the Buyer or its designees, for the number of shares of Common Stock to which the Buyer shall be entitled as set forth in the Conversion Notice or Exercise Notice or (ii) provided that the Transfer Agent is participating in The Depository Trust Company ("DTC") Fast
                                                                     ---
               Automated Securities Transfer Program, upon the request of the Buyer, credit such aggregate number of shares of Common Stock to which the Buyer shall be entitled to the Buyer's or its designees' balance account with DTC through their Deposit Withdrawal At Custodian ("DWAC") system provided the Buyer causes
                                         ----
               its bank or broker to initiate the DWAC transaction. For purposes hereof "Trading Day" shall mean any day on which the Nasdaq
                        ------------
               National  Market  is  open  for  customary  trading.

          b. The Company hereby confirms to the Transfer Agent and the Buyer that certificates representing the Conversion Shares and Warrant Shares shall not bear any legend restricting transfer and should not be subject to any stop-transfer restrictions and shall otherwise be freely transferable on the books and records of the Company; provided that counsel to the Company delivers (i) the Notice of Effectiveness set forth in Exhibit II attached hereto
                                                      ----------
               and  (ii)  an opinion of counsel in the form set forth in Exhibit
                                                                         -------
               III  attached  hereto,  and that if the Conversion Shares and the
               ---
               Warrant Shares are not registered for resale under the Securities Act of 1933, as amended (the "Securities Act"), then the provisions of paragraph 1(a)(ii), above, shall not be applicable until such shares are registered, and the certificates for the Conversion Shares and Warrant Shares shall bear a legend in substantially the following form:

               "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR
               APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN

               THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT."

               In the event such number of Conversion Shares or Warrant Shares are issued to the Buyer such that the Buyer would be considered an "affiliate" of the Company as defined under Rule 144 of the Securities Act or in the event the Transfer Agent determines that the Buyer would otherwise be considered an affiliate of the Company under Rule 144 of the Securities Act, then the certificates for the Conversion Shares and/or Warrant Shares shall bear a legend in substantially the following form:

               THE REGISTERED HOLDER OF THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE AN AFFILIATE (AS SUCH TERM IS DEFINED BY RULE 144 ("RULE 144") PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT")) OF THE COMPANY. IF SUCH HOLDER IS AN AFFILIATE OF THE COMPANY, THESE SHARES MAY ONLY BE SOLD, TRANSFERRED OR ASSIGNED PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR IN ACCORDANCE WITH THE TERMS OF RULE 144 OR ANOTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.

               The Transfer Agent herby acknowledges that the Escrow Shares are not held by an affiliate, as defined under Rule 144 of the Securities Act, and that, as such, the foregoing legend will not be included on any certificate or certificates representing the Escrow Shares so long as such Escrow Shares are held in escrow by the Escrow Agent under the Escrow Agreement.

          c. In the event that counsel to the Company fails or refuses to render an opinion as required to issue the Conversion Shares or Warrant Shares in accordance with the preceding paragraph (either with or without restrictive legends, as applicable), then the Company irrevocably and expressly authorizes counsel to the Buyer to render such opinion. The Transfer Agent shall accept and be entitled to rely on such opinion for the purposes of issuing the Conversion Shares and Warrant Shares.

          d. Instructions Applicable to Escrow Agent. Upon the Escrow Agent's receipt of a properly completed Conversion Notice and/or the Exercise Notice, the Escrow Agent shall, within one (1) Trading Day thereafter, send to the Transfer Agent a Conversion Notice and/or the Exercise Notice in the form attached hereto as Exhibit
                                                                         -------
               I,  which  shall  constitute  an  irrevocable  instruction to the
               -
               Transfer Agent to process such Conversion Notice in accordance with the terms of these instructions. The Transfer Agent shall not process such Conversion Notice to the extent the Company has delivered a written objection delivered in good faith by the Company as to only the calculation of the Conversion Shares to the Transfer Agent and the Escrow Agent.

     2.   Escrow  Shares.

          a. If the Escrow Agent sends the Escrow Shares to the Transfer Agent for removal of the restrictive legend, the Company hereby confirms that the Transfer Agent shall reissue to the Escrow Agent the Escrow Shares which shall not bear any legend restricting transfer and should not be subject to any stop-transfer restrictions and shall otherwise be freely transferable on the books and records of the Company; provided that counsel to the Company delivers (i) the Notice of
               Effectiveness set forth in Exhibit II attached hereto and (ii) an
                                          ----------
               opinion  of counsel in the form set forth in Exhibit III attached
                                                            -----------
               hereto, or counsel to the Company shall issue a legal opinion to the Company's Transfer Agent that the legend shall be removed pursuant to Rule 144, Rule 144(k) or applicable requirements of the Securities Act.

          b. In the event that counsel to the Company fails or refuses to render an opinion as required to issue the Escrow Shares in accordance with the preceding paragraph (either with or without restrictive legends, as applicable), then the Company irrevocably and expressly authorizes counsel to the Buyer to render such opinion. The Transfer Agent shall accept and be entitled to rely on such opinion for the purposes of issuing the Escrow Shares without a legend.

     3.   All  Shares.

          a. The Transfer Agent shall reserve for issuance to the Buyer the Conversion Shares and Warrant Shares. All such shares shall remain in reserve with the Transfer Agent until the Buyer provides the Transfer Agent instructions that the shares or any part of them shall be taken out of reserve and shall no longer be subject to the terms of these instructions. Notwithstanding the foregoing, in the event the Company redeems the Convertible Debenture in full prior to any conversion thereof by the Buyer, the Conversion Shares shall be taken out of reserve upon receipt by the Transfer Agent of the Company's Redemption Notice and evidence of payment of the Redemption Price, whereupon the Conversion Shares shall no longer be subject to the terms of these instructions and the Escrow Agent shall deliver the certificates therefor to the Company for cancellation.

          b. Unless the Company has delivered its written objection in good faith as only to the calculation of the Conversion Shares under
               Section 1(a) above, the Transfer Agent shall rely exclusively on the Conversion Notice and Exercise Notice and shall have no liability for relying on such instructions. Any Conversion Notice delivered hereunder shall constitute an irrevocable instruction to the Transfer Agent to process such notice or notices in accordance with the terms thereof subject only to any written objection of the Company delivered to the Transfer Agent and the Escrow Agent. Such notice or notices may be transmitted to the Transfer Agent by facsimile or any commercially reasonable method.


          c. The Company hereby confirms to the Transfer Agent and the Buyer that no instructions other than as contemplated herein will be given to Transfer Agent by the Company with respect to the matters referenced herein. The Company hereby authorizes the Transfer Agent, and the Transfer Agent shall be obligated, to disregard any contrary instructions received by or on behalf of the Company; provided that the Transfer Agent shall not disregard any written notice delivered by the Company within one (1) business day of its receipt of the Conversion Notice objecting to only the calculation of the Conversion Shares and such shares shall not be issued until any dispute regarding the calculation of the Conversion Shares is resolved among the parties.

     Certain Notice Regarding the Escrow Agent. The Company and the Transfer Agent hereby acknowledge that the Escrow Agent is general counsel to the Buyer, the managing partner of the Escrow Agent is a director of the Buyer and counsel to the Buyer in connection with the transactions contemplated and referred herein. The parties agree that in the event of any dispute arising in connection with this Agreement or otherwise in connection with any transaction or agreement contemplated and referred herein, the Escrow Agent shall not be permitted to continue to represent the Buyer in any dispute between the Company and the Buyer.

     The Company hereby agrees that it shall not replace the Transfer Agent as the Company's Transfer Agent without the prior written consent of the Buyer unless otherwise permitted by the Securities Purchase Agreement.

     Any attempt by Transfer Agent to resign as the Company's transfer agent hereunder shall not be effective until such time as the Company provides to the Transfer Agent written notice that a suitable replacement has agreed to serve as transfer agent and to be bound by the terms and conditions of these Irrevocable Transfer Agent Instructions; provided, however, that if no such suitable replacement has so agreed within thirty (30) days following the date of the Transfer Agent's resignation, such resignation will be considered effective at midnight, Eastern Time, on such thirtieth (30th) day.

     The Company and the Transfer Agent hereby acknowledge and confirm that complying with the terms of this Agreement does not and shall not prohibit the Transfer Agent from satisfying any and all fiduciary responsibilities and duties it may owe to the Company.

     The Company and the Transfer Agent acknowledge that the Buyer is relying on the representations and covenants made by the Company and the Transfer Agent hereunder and such representations and covenants are a material inducement to the Buyer purchasing convertible debentures under the Securities Purchase Agreement. The Company and the Transfer Agent further acknowledge that without such representations and covenants of the Company and the Transfer Agent made hereunder, the Buyer would not purchase the Debentures.

     Each party hereto specifically acknowledges and agrees that in the event of a breach or threatened breach by a party hereto of any provision hereof, the Buyer will be irreparably damaged and that damages at law would be an inadequate remedy if these Irrevocable Transfer Agent Instructions were not specifically enforced. Therefore, in the event of a breach or threatened breach by a party hereto, including, without limitation, the attempted termination of the agency relationship created by this instrument, the Buyer shall be entitled, in addition to all other rights or remedies, to an injunction restraining such breach, without being required to show any actual damage or to post any bond or other security, and/or to a decree for specific performance of the provisions of these Irrevocable Transfer Agent Instructions.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have caused this letter agreement regarding Irrevocable Transfer Agent Instructions to be duly executed and delivered as of the date first written above.

                                                COMPANY:


                                                CHARYS HOLDING COMPANY INC.

                                                By:
                                                   ----------------------------
                                                Name:  Raymond J. Smith
                                                Title:  Chief Financial Officer


                                                GOTTBETTER & PARTNERS, LLP

                                                By:
                                                   ----------------------------
                                                Name:  Adam S. Gottbetter
                                                Title:    Managing Partner


                                                FIDELITY TRANSFER COMPANY, INC.


                                                By:
                                                   ----------------------------
                                                Name:
                                                     --------------------------
                                                Title:
                                                       ------------------------


                                                HIGHGATE HOUSE FUNDS, LTD

                                                By:
                                                   ----------------------------
                                                Name:  Adam S. Gottbetter
                                                Title:    Portfolio Manager

                                    EXHIBIT I
                                    ---------

                   TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS
                   ------------------------------------------

                            FORM OF CONVERSION NOTICE
                            -------------------------

Reference is made to the Securities Purchase Agreement (the "Securities Purchase
                                                             -------------------
Agreement")  between  Charys Holding Company Inc., (the "Company"), and Highgate
---------                                                -------
House Funds, Ltd. dated November 16, 2005. In accordance with and pursuant to the Securities Purchase Agreement, the undersigned hereby elects to convert convertible debentures into shares of common stock, par value $0.001 per share (the "Common Stock"), of the Company for the amount indicated below as of the
       -------------
date  specified  below.


Conversion Date:
                                                           -------------------------------

Amount to be converted:                                    $
                                                           -------------------------------

Conversion Price (indicate the basis therefor):            $
                                                           -------------------------------

Shares of Common Stock Issuable:
                                                           -------------------------------

Amount of Debenture unconverted:                           $
                                                           -------------------------------

Amount of Interest Converted:                              $
                                                           -------------------------------

Conversion Price of Interest (using same basis as above):  $
                                                           -------------------------------

Shares of Common Stock Issuable:


Total Number of shares of Common Stock to be issued:


Please issue the shares of Common Stock in the following name and to the following address:


Issue to:
                                                     -------------------------------------

Authorized Signature:
                                                     -------------------------------------

Name:
                                                     -------------------------------------

Title:
                                                     -------------------------------------

Phone #:
                                                     -------------------------------------


                                  EXHIBIT I-1

Broker DTC Participant Code:
                                                     -------------------------------------

Account Number*:
                                                     -------------------------------------


     * NOTE THAT RECEIVING BROKER MUST INITIATE TRANSACTION ON DWAC SYSTEM.


                                  EXHIBIT I-2

                                   EXHIBIT II
                                   ----------

                   TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS
                   ------------------------------------------

                         FORM OF NOTICE OF EFFECTIVENESS
                         -------------------------------
                            OF REGISTRATION STATEMENT
                            -------------------------


__________, 2006

Fidelity Transfer Company
1800 S. West Temple, Suite 301
Salt Lake City, Utah 84115
Attention:

RE:     CHARYS HOLDING COMPANY INC.

Ladies  and  Gentlemen:

     We  are  counsel  to Charys Holding Company Inc., (the "Company"), and have
                                                             -------
represented the Company in connection with that certain Securities Purchase Agreement, dated as of November 16, 2005 (the "Securities Purchase Agreement"),
                                                -----------------------------
entered into by and among the Company and Highgate House Funds, Ltd. (the "Buyer") pursuant to which the Company has agreed to sell to the Buyer (i) Four Million Dollars ($4,000,000) of secured convertible debentures (the "Convertible
                                                                     -----------
Debenture"), which shall be convertible into shares (the "Conversion Shares") of
---------                                                 -----------------
the  Company's  common  stock,  par value $0.001 per share (the "Common Stock"),
                                                                 ------------
(ii)  1,000,000 shares of Common Stock pursuant to a warrant (the "Warrants") in
                                                                   --------
accordance  with  the  terms  of the Securities Purchase Agreement (the "Warrant
                                                                         -------
Shares").  The  Company  has  delivered  to  the  Escrow  Agent  an aggregate of
------
20,000,000 shares of Common Stock to be held in escrow (the "Escrow Shares") for purposes of effectuating the delivery of the Conversation Shares and Warrants Shares upon conversion and/or exercise of the Convertible Debenture and Warrants, as the case may be. Pursuant to the Securities Purchase Agreement, the Company also has entered into a Registration Rights Agreement, dated as of November 16, 2005, with the Buyer (the "Investor Registration Rights Agreement")
                                        --------------------------------------
pursuant to which the Company agreed, among other things, to provide certain registration rights with respect to the Conversion Shares, the Escrow Shares and the Warrant Shares under the Securities Act of 1933, as amended (the "1933
                                                                            ----
Act").  In  connection  with  the  Company's  obligations  under  the Securities
---
Purchase Agreement and the Registration Rights Agreement, on _______, 2005, the Company filed a Registration Statement (File No. ___-_________) (the
"Registration  Statement")  with  the  Securities  and  Exchange Commission (the
------------------------
"SEC")  relating to the sale of the Conversion Shares, the Escrow Shares and the
 ---
Warrant  Shares.

     In connection with the foregoing, we advise the Transfer Agent that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at ____ P.M. on __________, 2006 and we


                                  EXHIBIT II-1
have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Conversion Shares and the Warrant Shares are available for sale under the 1933 Act pursuant to the Registration Statement.


     The Buyer has confirmed it shall comply with all securities laws and regulations applicable to it including applicable prospectus delivery requirements upon sale of the Conversion Shares and the Warrant Shares.


                                      Very  truly  yours,




                                      By:
                                          -----------------------------------


                                  EXHIBIT II-2

                                   EXHIBIT III
                                   -----------

                   TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS
                   ------------------------------------------

                FORM OF INSTRUCTIONS REGARDING REMOVAL OF LEGEND
                ------------------------------------------------


____________, 2006

VIA FACSIMILE AND REGULAR MAIL
------------------------------

Fidelity Transfer Company
1800 S. West Temple, Suite 301
Salt Lake City, Utah 84115
Attention:

     RE:     CHARYS HOLDING COMPANY INC.

Ladies and Gentlemen:

We  have  acted  as  counsel  to Charys Holding Company Inc. (the "Company"), in
                                                                   -------
connection  with  the  registration  of  ___________shares (the "Shares") of its
                                                                 ------
common  stock  with the Securities and Exchange Commission (the "SEC").  We have
                                                                 ---
not acted as your counsel. These instructions are given at the request and with the consent of the Company.

In rendering these instructions we have relied on the accuracy of the Company's Registration Statement on Form SB-2, as amended (the "Registration Statement"),
                                                       ----------------------
filed by the Company with the SEC on _________ ___, 2006. The Company filed the Registration Statement on behalf of certain selling stockholders (the "Selling
                                                                         -------
Stockholders").  These  instructions  relate  solely to the Selling Shareholders
------------
listed  on  Exhibit  "A"  hereto  and  number  of Shares set forth opposite such
 -          ------------
Selling Stockholders' names. The SEC declared the Registration Statement effective on __________ ___, 2006.

We understand that the Selling Stockholders acquired the Shares in a private offering exempt from registration under the Securities Act of 1933, as amended. Information regarding the Shares to be resold by the Selling Shareholders is contained under the heading "Selling Stockholders" in the Registration Statement, which information is incorporated herein by reference. These instructions do not relate to the issuance of the Shares to the Selling Stockholders. The instructions set forth herein relate solely to the resale or transfer by the Selling Stockholders pursuant to the Registration Statement under the Federal laws of the United States of America. We do not express any views concerning any law of any state or other jurisdiction.

In rendering these instructions we have relied upon the accuracy of the foregoing statements.


                                  EXHIBIT III-1

Based on the foregoing, you are advised that the Shares have been registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and that the Transfer Agent may issue the Shares without restrictive legends or the Transfer Agent may remove the restrictive legends contained on the Shares. These instructions relate solely to the number of Shares set forth opposite the Selling Stockholders listed on Exhibit "A" hereto.
                                                  ------------

These instructions are furnished to Transfer Agent specifically in connection with the issuance of the Shares, and solely for your information and benefit. This letter may not be relied upon by Transfer Agent in any other connection, and it may not be relied upon by any other person or entity for any purpose without our prior written consent. This letter may not be assigned, quoted or used without our prior written consent. The instructions set forth herein are rendered as of the date hereof and we will not supplement these instructions with respect to changes in the law or factual matters subsequent to the date hereof.

Very truly yours,


                                  EXHIBIT III-2

                                   EXHIBIT "A"
                                   -----------

                         (LIST OF SELLING STOCKHOLDERS)
                         ------------------------------


NAME:                                                NO. OF SHARES:
---------------------------------------------------  ---------------------------

                                    EXHIBIT F

                              CONVERSION PROCEDURES


     1.     At  any  time  following  one  hundred  twenty  (120)  days from the
Closing, and from time to time thereafter during the term of the Convertible Debenture, the Holder may deliver to the Escrow Agent written notice (a "Conversion Notice") that it has elected to convert the Convertible Debenture
 ------------------
registered in the name of such Holder in whole or in part in accordance with the terms of the Convertible Debenture and the Conversion Notice shall be in the form annexed as Exhibit A to the Convertible Debenture. A fee of $50, payable
                  ---------
by the Holder, shall accompany every Conversion Notice delivered to the Escrow Agent.

     2.     The  Holder  shall  send  by  fax  or e-mail the executed Conversion
Notice to the Escrow Agent (with a copy to the Company) by 4:00 p.m. New York time at least one business day prior to the Conversion Date (as defined in the Convertible Debenture). The Escrow Agent shall send the Conversion Notice by facsimile or e-mail address to the Company by the end of the business day on the day received, assuming received by 6:00 p.m. New York time and if thereafter on the next business day, at the facsimile telephone number or e-mail address, as the case may be, of the principal place of business of the Company. Each Company Conversion Notice price adjustment under Article V of the Convertible Debenture shall be given by facsimile addressed to the Holder of the Convertible Debenture at the facsimile telephone number of such Holder appearing on the books of the Company as provided to the Company by such Holder for the purpose of such Company Conversion Notice price adjustment, with a copy to the Escrow Agent. Any such notice shall be deemed given and effective upon the transmission of such facsimile or e-mail at the facsimile telephone number or e-mail address, as the case may be, specified in this paragraph 2 (with printed confirmation of transmission). In the event that the Escrow Agent receives the Conversion Notice after 4:00 p.m. New York time, the Conversion Notice shall be deemed to have been received on the next business day. In the event that the Company receives the Conversion Notice after the end of the business day, notice will be deemed to have been given the next business day.

     3. The Company shall have one (1) business day from transmission of the Conversion Notice by the Escrow Agent to object only to the calculation of the number of Conversion Shares to be released out of the Escrow Shares being held for such purpose. If the Company fails to object to the calculation of the number of Conversion Shares to be released out of the Escrow Shares within said time, then the Company shall be deemed to have waived any objections to said calculation. The Company's only basis for any objection hereunder shall be to the calculation of the number of Conversion Shares to be released out of the Escrow Shares. If the Escrow Agent does not receive said objection notice within the time period set forth above from the Company, and provided that the Purchaser does not revoke such conversion, the Escrow Agent shall release from escrow and deliver to the Holder certificates or instruments representing the number of Conversion Shares issuable to the Holder in accordance with such conversion on the second business day from the receipt by the Company of the Conversion Notice. In the event that the certificates evidencing the Conversion Shares held by the Escrow Agent are not in denominations appropriate for such delivery to the Holder, the Escrow Agent shall request the

Company to cause its transfer agent and registrar to reissue certificates in smaller denominations. The Escrow Agent shall, however, immediately release to the requesting Holder certificates representing such lesser number of shares as the denominations in its possession will allow that is closest to but no more than the actual number to be released to such Holder. Upon receipt of the reissued shares in lesser denominations from the Company's transfer agent, the Escrow Agent shall release to such Holder the balance of the shares due to such Holder.

     4. The Holder shall send the original Convertible Debenture and Conversion Notice to the Escrow Agent via FedEx or other commercial overnight courier, along with a fee of $50, instructions regarding names and amount of certificates for the issuance of the Conversion Shares, and, if conversion is not in full, instructions as to the re-issuance of the balance of the Convertible Debenture; provided, however, that if the Escrow Agent is holding
                         --------   -------
the Convertible Debenture, then the Conversion Notice may be faxed or e-mailed and the fee may be transmitted via wire transfer to the Escrow Agent. The Escrow Agent shall deliver the foregoing to the Company within one (1) business day of the Escrow Agent's receipt thereof. In the event that the Escrow Agent has custody of the Convertible Debenture, the Escrow Agent shall notify the Company and the Holder in writing of the balance of the Convertible Debenture remaining and the Company and the Holder shall acknowledge such notice in writing, in lieu of issuance of a new Convertible Debenture for the balance.

     5. If the Company will be issuing a new Convertible Debenture, it will send such new Convertible Debenture to the Escrow Agent by overnight courier within five (5) business days of its receipt of the original Convertible Debenture and Conversion Notice. The Escrow Agent shall send the Conversion Shares to the Holder in accordance with Holder's instructions within one (1) business day of receipt of the Conversion Notice and will send the new Convertible Debenture (if any) to the Holder upon receipt.

     6. The Escrow Agent agrees to notify the Company in writing by facsimile or e-mail each time the Escrow Agent releases Escrow Shares to the Holder, such notice to be given at least one (1) business day prior to such release.

     7. Notwithstanding any of the foregoing provisions to the contrary, in the event the Company shall have redeemed the Convertible Debenture in accordance with Section 1.04 thereof, the Escrow Agent shall release back to the Company all of the Escrow Shares otherwise held in the escrow account for the purpose of effectuating the conversion of the Convertible Debenture. Said Escrow Shares shall be distributed to the Company within one (1) business day of the Escrow Agent's receipt of a copy of the Redemption Notice delivered by the Company to the Holder together with evidence of payment of the Redemption Price. The Escrow Agent shall be permitted to retain an aggregate of 750,000 of the Escrow Shares for purposes of effectuating the exercise by the Holder of the First Warrants and, if applicable, an aggregate of 250,000 of the Escrow Shares for purposes of effectuating the exercise by the Holder of the Second Warrants.

     8. The procedures set forth in this Exhibit F shall be applicable to any exercise by the Holder of the Warrants and, in that regard, references to "Conversion Notice" shall mean "Notice of Exercise" in the form attached to the certificate for such Warrants and references to "Convertible Debenture" shall mean the Warrants.

                                    EXHIBIT G
                                    ---------

                                     WARRANT

               VOID AFTER 5:00 P.M., NEW YORK TIME ON NOVEMBER 17, 2008
                  WARRANT TO PURCHASE 200,000 SHARES OF COMMON STOCK


                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                           CHARYS HOLDING COMPANY INC.


THIS WARRANT, AND THE SECURITIES INTO WHICH IT IS EXERCISABLE (COLLECTIVELY, THE "SECURITIES"), HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
 ----------
AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE OFFERED OR SOLD UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT OR PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND THE COMPANY WILL BE PROVIDED WITH OPINION OF COUNSEL OR OTHER SUCH INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH EXEMPTIONS ARE AVAILABLE.

     FOR VALUE RECEIVED, Charys Holding Company Inc., a corporation organized under the laws of Delaware (the "Company"), grants the following rights to Highgate House Funds, Ltd, a Cayman Islands company and/or its assigns (the "Holder"):


                             ARTICLE 1.  DEFINITIONS

     Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Securities Purchase Agreement by and between the Company and the Holder and entered into on November 16, 2005 (the "Purchase Agreement"). As used in this Agreement, the following terms shall have the following meanings:

     "Corporate Office" shall mean the office of the Company (or its successor) at which at any particular time its principal business shall be administered.

     "Exercise Date" shall mean any date on which the Holder gives the Company a Notice of Exercise in the form attached hereto as Appendix I and in compliance with Exhibit F to the Purchase Agreement.

     "Exercise Price" shall mean the Fixed Price per share of Common Stock, subject to adjustment as provided herein.

     "Expiration  Date"  shall  mean  5:00  p.m. (New York time) on November 16,
2008.

     "Fair  Market  Value"  shall  have the meaning set forth in Section 2.2(b).

     "Fixed Price" shall mean US$0.25 or if the First Convertible Debenture (as defined in the Purchase Agreement) is not redeemed by the Exclusive Redemption Date (as defined in the Purchase Agreement) shall mean US$.01.

     "Market  Value"  shall  have  the  meaning  set  forth  in  Section 2.2(b).

     "SEC"  shall  mean  the  United  States Securities and Exchange Commission.

     "Warrant Shares" shall mean the shares of the Common Stock issuable upon exercise of this Warrant.


                       ARTICLE 2.  EXERCISE AND AGREEMENTS

     2.1     Exercise  of Warrant; Sale of Warrant and Warrant Shares.  (a) This
             --------------------------------------------------------
Warrant shall entitle the Holder to purchase, at the Exercise Price, 200,000 shares of Common Stock. This Warrant shall be exercisable at any time and from time to time from the date hereof and prior to the Expiration Date (the "Exercise Period"). This Warrant and the right to purchase Warrant Shares hereunder shall expire and become void on the Expiration Date.

     2.2     Manner of Exercise.
             ------------------

     (a) The Holder may exercise this Warrant at any time and from time to time during the Exercise Period, in whole or in part (but not in denominations of fewer than 10,000 Warrant Shares, except upon an exercise of this Warrant with respect to the remaining balance of Warrant Shares purchasable hereunder at the time of exercise), by delivering to the Escrow Agent pursuant to the Escrow Shares Escrow Agreement of even date herewith incorporated herein by reference
(i) a duly executed Notice of Exercise in substantially the form attached as Appendix I hereto, (ii) the certificate representing the Warrants and (iii) a bank cashier's or certified check for the aggregate Exercise Price of the Warrant Shares being purchased.

     (b) The Holder may, at its option, in lieu of paying cash for the Warrant Shares, exercise this Warrant by an exchange, in whole or in part (a "Warrant Exchange"), by delivery to the Escrow Agent of (i) a duly executed Notice of Exercise electing a Warrant Exchange and (ii) the certificate representing this Warrant. In connection with any Warrant Exchange, the Holder shall be deemed to have paid for the Warrant Shares an amount equal to the Fair Market Value of each Warrant delivered, and the Warrants shall be deemed exercised for the amount so paid. For this purpose, the Fair Market Value of each Warrant is the difference between the Market Value of a share of Common Stock and the Exercise Price on the Exercise Date. Market Value shall mean the average Closing Bid Price of a share of Common Stock during the ten (10) Trading Days ending on the Exercise Date.

     2.3     Termination.  All  rights  of  the  Holder  in this Warrant, to the
             -----------
extent  they  have  not  been exercised, shall terminate on the Expiration Date.

     2.4     No  Rights  Prior  to Exercise.  This Warrant shall not entitle the
             ------------------------------
Holder  to  any  voting  or  other  rights  as  a  stockholder  of  the Company.

     2.5     Fractional  Shares.  No  fractional  shares  shall be issuable upon
             ------------------
exercise of this Warrant, and the number of Warrant Shares to be issued shall be rounded up to the nearest whole number. If, upon exercise of this Warrant, the Holder hereof would be entitled to receive any fractional share, the Company shall issue to the Holder one additional share of Common Stock in lieu of such fractional share.

     2.6     Escrow.  The  Company agrees to enter into the Escrow Shares Escrow
             ------
Agreement and to deposit with the Escrow Agent thereunder stock certificates registered in the name of the Holder, each representing a number of shares of Common Stock (in denominations specified by the Purchaser) equal, in the aggregate, to the total number of Warrant Shares for which this Warrant is exercisable, assuming exercise of this Warrant in full on the date hereof. The Company shall deposit additional certificates for Warrant Shares upon request by the Escrow Agent pursuant to the Escrow Agreement and Exhibit F to the Purchase Agreement.

     2.7     Adjustments  to  Exercise  Price  and  Number  of  Securities.
             -------------------------------------------------------------
  (a)     Computation  of Adjusted Exercise Price.  In case the Company shall at
          ---------------------------------------
any time after the date hereof and until this Warrant is fully exercised issue or sell any shares of Common Stock (other than the issuances or sales referred to in Section 2.7 (f) hereof), including shares held in the Company's treasury and shares of Common Stock issued upon the exercise of any options, rights or warrants to subscribe for shares of Common Stock and shares of Common Stock issued upon the direct or indirect conversion or exchange of securities for shares of Common Stock (excluding shares of Common Stock issuable upon exercise of options, warrants or conversion rights granted as of the date hereof), for a consideration per share less than the Exercise Price on the date immediately prior to the issuance or sale of such shares, or without consideration, then forthwith upon such issuance or sale, the Exercise Price shall (until another such issuance or sale) be reduced to the price equal to the quotient derived by dividing (A) an amount equal to the sum of (X) the product of (a) the Exercise Price on the date immediately prior to the issuance or sale of such shares, multiplied by (b) the total number of shares of Common Stock outstanding immediately prior to such issuance or sale plus, (Y) the aggregate of the amount of all consideration, if any, received by the Company upon such issuance or sale, by (B) the total number of shares of Common Stock outstanding immediately after such issuance or sale; provided, however, that in no event shall the Exercise Price be adjusted pursuant to this computation to an amount in excess of the Exercise Price in effect immediately prior to such computation, except in the case of a combination of outstanding shares of Common Stock, as provided by
Section  2.7  (c)  hereof.

  For  the  purposes  of  any  computation  to  be  made in accordance with this
Section  2.7(a),  the  following  provisions  shall  be  applicable:

          (i) In case of the issuance or sale of shares of Common Stock for a consideration part or all of which shall be cash, the amount of cash consideration therefor shall be deemed to be the amount of cash received by the Company for such shares (or, if shares of Common Stock are offered by the Company for subscription, the subscription price, or if either of such securities shall be sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price) before deducting therefrom any compensation paid or discount allowed in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services, or any expenses incurred in connection therewith.

          (ii) In case of the issuance or sale (otherwise than as a dividend or other distribution on any stock of the Company) of shares of Common Stock for a consideration part or all of which shall be other than cash, the amount of the consideration therefor other than cash shall be deemed to be the value of such consideration as determined in good faith by the Board of Directors of the Company.

          (iii) Shares of Common Stock issuable by way of dividend or other distribution on any stock of the Company shall be deemed to have been issued immediately after the opening of business on the day following the record date for the determination of stockholders entitled to receive such dividend or other distribution and shall be deemed to have been issued without consideration.

          (iv) The reclassification of securities of the Company other than shares of the Common Stock into securities including shares of Common Stock shall be deemed to involve the issuance of such shares of Common Stock for a consideration other than cash immediately prior to the close of business on the date fixed for the determination of security holders entitled to receive such shares, and the value of the consideration allocable to such shares of Common Stock shall be determined as provided in subsection (ii) of this Section 2.7(a).

          (v) The number of shares of Common Stock at any one time outstanding shall include the aggregate number of shares issued or issuable (subject to readjustment upon the actual issuance thereof) upon the exercise of options, rights, warrants and upon the conversion or exchange of convertible or exchangeable securities; provided, however, that shares issuable upon the exercise of the Warrants shall not be included in such calculation.

     (b)     Options,  Rights,  Warrants  and  Convertible  and  Exchangeable
             ----------------------------------------------------------------
Securities.  In  case  the  Company  shall at any time after the date hereof and
----------
until this Warrant is fully exercised issue options, rights or warrants to subscribe for shares of Common Stock, or issue any securities convertible into or exchangeable for shares of Common Stock, for a consideration per share less than the Exercise Price immediately prior to the issuance of such options, rights or warrants (excluding shares of Common Stock issuable upon exercise of options, warrants or conversion rights granted as of the date hereof and shares of Common Stock issuable upon exercise of stock options at or above the closing market price per share of Common Stock under any stock option plan of the Company), or such convertible or exchangeable securities, or without consideration, the Exercise Price in effect immediately prior to the issuance of such options, rights or warrants, or such convertible or exchangeable securities, as the case may be, shall be reduced to a price determined by making a computation in accordance with the provision of Section 2.7(a) hereof, provided that:

          (i) The aggregate maximum number of shares of Common Stock, as the case may be, issuable under such options, rights or warrants shall be deemed to be issued and outstanding at the time such options, rights or warranties were issued, and for a consideration equal to the minimum purchase price per share provided for in such options, rights or warrants at the time of issuance, plus the consideration (determined in the same manner as consideration received on the issue or sale of shares in accordance with the terms of the Warrants), if any, received by the Company for such options, rights or warrants.

          (ii) The aggregate maximum number of shares of Common Stock issuable upon conversion or exchange of any convertible or exchangeable securities shall be deemed to be issued and outstanding at the time of issuance of such securities, and for a consideration equal to the consideration (determined in the same manner as consideration received on the issue or sale of shares of Common Stock in accordance with the terms of the Warrants) received by the Company for such securities, plus the minimum consideration, if any, receivable by the Company upon the conversion or exchange thereof.

          (iii) If any change shall occur in the price per share provided for in any of the options, rights or warrants referred to in subsection (a) of this Section 2.7, or in the price per share at which the securities referred to in subsection (b) of this Section 2.7 are convertible or exchangeable, such options, rights or warrants or conversion or exchange rights, as the case may be, shall be deemed to have expired or terminated on the date when such price change became effective in respect of shares not theretofore issued pursuant to the exercise or conversion or exchange thereof, and the Company shall be deemed to have issued upon such date new options, rights or warrants or convertible or exchangeable securities at the new price in respect of the number of shares issuable upon the exercise of such options, rights or warrants or the conversion or exchange of such convertible or exchangeable securities.

          (iv)     If  any options, rights or warrants referred to in subsection
     (a) of this Section 2.7, or any convertible or exchangeable securities referred to in subsection (b) of this Section 2.7, expire or terminate without exercise or conversion, as the case may be, then the Exercise Price of the remaining outstanding Warrant shall be readjusted as if such options, rights or warrants or convertible or exchangeable securities, as the case may be, had never been issued.

     (c)     Subdivision and Combination.  In case the Company shall at any time
             ---------------------------
subdivide or combine the outstanding shares of Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

     (d)     Adjustment  in  Number  of Securities.  Upon each adjustment of the
             -------------------------------------
Exercise Price pursuant to the provisions of this Section 2.7, the number of Warrant

Shares issuable upon the exercise of each Warrant shall be adjusted to the nearest whole number by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

     (e)     Merger  or  Consolidation.  In  case  of  any  consolidation of the
             -------------------------
Company with, or merger of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Stock), the corporation formed by such consolidation or merger shall execute and deliver to the Holder a supplemental warrant agreement providing that the Holder of each Warrant then outstanding or to be outstanding shall have the right thereafter (until the expiration of such Warrant) to receive, upon exercise of such Warrant, the kind and amount of shares of stock and other securities and property (except in the event the property is cash, then the Holder shall have the right to exercise the Warrant and receive cash in the same manner as other stockholders) receivable upon such consolidation or merger, by a holder of the number of shares of Common Stock of the Company for which such warrant might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental warrant agreement shall provide for adjustments which shall be identical to the adjustments provided in Section 2.7. The foregoing provisions of this paragraph (e) shall similarly apply to successive consolidations or mergers.

     (f)     No Adjustment of Exercise Price in Certain Cases.  No adjustment of
             ------------------------------------------------
the Exercise Price shall be made upon the issuance of any securities (i) under an Approved Stock Plan (as such term is defined in the Convertible Debenture dated as of the date hereof), (ii) that constitute Excluded Securities (as such term is defined in the Convertible Debenture dated as of the date hereof) and/or
(iii) that constitute Other Securities (as such term is defined in the Convertible Debenture dated as of the date hereof).

     (g)     Dividends  and  Other Distributions.  In the event that the Company
             -----------------------------------
shall at any time prior to the exercise of all Warrants declare a dividend (other than a dividend consisting solely of shares of Common Stock) or otherwise distribute to its stockholders any assets, property, rights, evidences of indebtedness, securities (other than shares of Common Stock), whether issued by the Company or by another, or any other thing of value, the Holders of the unexercised Warrants shall thereafter be entitled, in addition to the shares of Common Stock or other securities and property receivable upon the exercise thereof, to receive, upon the exercise of such Warrants, the same property, assets, rights, evidences of indebtedness, securities or any other thing of value that they would have been entitled to receive at the time of such dividend or distribution as if the Warrants had been exercised immediately prior to such dividend or distribution. At the time of any such dividend or distribution, the Company shall make appropriate reserves to ensure the timely performance of the provisions of this subsection 2.7 (g). Nothing contained herein shall provide for the receipt or accrual by a Holder of cash dividends prior to the exercise by such Holder of the Warrants.

     2.8     Registration Rights.  The Holder shall have the registration rights
             -------------------
set  forth  in  the  Investor  Registration  Rights  Agreement.

                            ARTICLE 3. MISCELLANEOUS

     3.1     Transfer.  This  Warrant  may  not  be  offered, sold, transferred,
             --------
pledged, assigned, hypothecated or otherwise disposed of, in whole or in part, at any time, except in compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of an investment representation letter and a legal opinion reasonably satisfactory to the Company).

     3.2     Transfer  Procedure.  Subject to the provisions of Section 3.1, the
             -------------------
Holder may transfer or assign this Warrant by giving the Company notice setting forth the name, address and taxpayer identification number of the transferee or assignee, if applicable (the "Transferee"), and surrendering this Warrant to the Company for reissuance to the Transferee and, in the event of a transfer or assignment of this Warrant in part, the Holder. (Each of the persons or entities in whose name any such new Warrant shall be issued are herein referred to as a "Holder").

     3.3     Loss,  Theft,  Destruction  or  Mutilation.  If  this Warrant shall
             ------------------------------------------
become mutilated or defaced or be destroyed, lost or stolen, the Company shall execute and deliver a new Warrant in exchange for and upon surrender and cancellation of such mutilated or defaced Warrant or, in lieu of and in substitution for such Warrant so destroyed, lost or stolen, upon the Holder filing with the Company an affidavit that such Warrant has been so mutilated, defaced, destroyed, lost or stolen. However, the Company shall be entitled, as a condition to the execution and delivery of such new Warrant, to demand reasonably acceptable indemnity to it and payment of the expenses and charges incurred in connection with the delivery of such new Warrant. Any Warrant so surrendered to the Company shall be canceled.

     3.4     Notices.  All  notices and other communications from the Company to
             -------
the Holder or vice versa shall be deemed delivered and effective when given personally, by facsimile transmission with confirmation sheet at such address and/or facsimile number as may have been furnished to the Company or the Holder, as the case may be, in writing by the Company or the Holder from time to time.

     3.5     Waiver.  This  Warrant  and any term hereof may be changed, waived,
             ------
or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

     3.6     Governing  Law.  This Warrant shall be governed by and construed in
             --------------
accordance with the laws of the State of New York, without giving effect to its principles regarding conflicts of law. Any action to enforce the terms of this Warrant shall be exclusively heard in the county, state and federal Courts of New York and Country of the United States of America.

     3.7     Signature.  In  the  event  that  any  signature on this Warrant is
             ---------
delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same, with the same force and effect as if such facsimile signature page were an original thereof.

     3.8     Legal  Fees.  In  the  event any Person commences a legal action or
             -----------
proceeding to enforce its rights under this Warrant, the non-prevailing party to such action or proceeding shall pay all reasonable and necessary costs and expenses (including reasonable and necessary attorney's fees) incurred in enforcing such rights.

Dated:   November  17,  2005

CHARYS  HOLDING  COMPANY  INC.


By:
       -----------------------------------------
      Name: Billy Ray, Jr.
      Title: Chief Executive Officer

Attest:

------------------------------------------------
Name:
Title:

                                   APPENDIX I

                               NOTICE OF EXERCISE
                               ------------------

1. The undersigned hereby elects (please check the appropriate box and fill in the blank spaces):

     [_] purchase ______ shares of Common Stock, $.001 par value per share, of Charys Holding Company Inc. at [$.25] [$.01] per share for a total of $______ and pursuant to the terms of the attached Warrant, and tenders herewith payment of the aggregate Exercise Price of such Warrant Shares in full; or

     [_] purchase _______ shares of Common Stock, $.001 par value per share, of Charys Holding Company Inc. pursuant to the cashless exercise provision under Section 2.2 (b) of the attached Warrant, and tenders herewith the number of Warrant Shares to purchase such Warrant Shares based upon the formula set forth in Section 2.2 (b).

2. Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:


Dated:                                      By:
      --------------------------------          --------------------------------
                                            Name:
                                                  ------------------------------

Title:
      --------------------------------

            VOID AFTER 5:00 P.M., NEW YORK TIME ON NOVEMBER 17, 2008
               WARRANT TO PURCHASE 400,000 SHARES OF COMMON STOCK


                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                          CHARYS HOLDING COMPANY INC.


THIS WARRANT, AND THE SECURITIES INTO WHICH IT IS EXERCISABLE (COLLECTIVELY, THE "SECURITIES"), HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
 ----------
AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE OFFERED OR SOLD UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT OR PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND THE COMPANY WILL BE PROVIDED WITH OPINION OF COUNSEL OR OTHER SUCH INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH EXEMPTIONS ARE AVAILABLE.

     FOR VALUE RECEIVED, Charys Holding Company Inc., a corporation organized under the laws of Delaware (the "Company"), grants the following rights to Highgate House Funds, Ltd, a Cayman Islands company and/or its assigns (the "Holder"):



                             ARTICLE 1.  DEFINITIONS

     Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Securities Purchase Agreement by and between the Company and the Holder and entered into on November 16, 2005 (the "Purchase Agreement"). As used in this Agreement, the following terms shall have the following meanings:

     "Corporate Office" shall mean the office of the Company (or its successor) at which at any particular time its principal business shall be administered.

     "Exercise Date" shall mean any date on which the Holder gives the Company a Notice of Exercise in the form attached hereto as Appendix I and in compliance with Exhibit F to the Purchase Agreement.

     "Exercise Price" shall mean the Fixed Price per share of Common Stock, subject to adjustment as provided herein.

     "Expiration  Date"  shall  mean  5:00  p.m. (New York time) on November 16,
2008.

     "Fair  Market  Value"  shall  have the meaning set forth in Section 2.2(b).

     "Fixed  Price"  shall  mean  US$0.50.

     "Market  Value"  shall  have  the  meaning  set  forth  in  Section 2.2(b).

     "SEC"  shall  mean  the  United  States Securities and Exchange Commission.

     "Warrant Shares" shall mean the shares of the Common Stock issuable upon exercise of this Warrant.


                       ARTICLE 2. EXERCISE AND AGREEMENTS

     2.1     Exercise  of Warrant; Sale of Warrant and Warrant Shares.  (a) This
             --------------------------------------------------------
Warrant shall entitle the Holder to purchase, at the Exercise Price, 400,000 shares of Common Stock. This Warrant shall be exercisable at any time and from time to time from the date hereof and prior to the Expiration Date (the "Exercise Period"). This Warrant and the right to purchase Warrant Shares hereunder shall expire and become void on the Expiration Date.

     2.2     Manner of Exercise.
             ------------------

     (a) The Holder may exercise this Warrant at any time and from time to time during the Exercise Period, in whole or in part (but not in denominations of fewer than 10,000 Warrant Shares, except upon an exercise of this Warrant with respect to the remaining balance of Warrant Shares purchasable hereunder at the time of exercise), by delivering to the Escrow Agent pursuant to the Escrow Shares Escrow Agreement of even date herewith incorporated herein by reference
(i) a duly executed Notice of Exercise in substantially the form attached as Appendix I hereto, (ii) the certificate representing the Warrants and (iii) a bank cashier's or certified check for the aggregate Exercise Price of the Warrant Shares being purchased.

     (b) The Holder may, at its option, in lieu of paying cash for the Warrant Shares, exercise this Warrant by an exchange, in whole or in part (a "Warrant Exchange"), by delivery to the Escrow Agent of (i) a duly executed Notice of Exercise electing a Warrant Exchange and (ii) the certificate representing this Warrant. In connection with any Warrant Exchange, the Holder shall be deemed to have paid for the Warrant Shares an amount equal to the Fair Market Value of each Warrant delivered, and the Warrants shall be deemed exercised for the amount so paid. For this purpose, the Fair Market Value of each Warrant is the difference between the Market Value of a share of Common Stock and the Exercise Price on the Exercise Date. Market Value shall mean the average Closing Bid Price of a share of Common Stock during the ten (10) Trading Days ending on the Exercise Date.

     2.3     Termination.  All  rights  of  the  Holder  in this Warrant, to the
             -----------
extent  they  have  not  been exercised, shall terminate on the Expiration Date.

     2.4     No  Rights  Prior  to Exercise.  This Warrant shall not entitle the
             ------------------------------
Holder  to  any  voting  or  other  rights  as  a  stockholder  of  the Company.

     2.5     Fractional  Shares.  No  fractional  shares  shall be issuable upon
             ------------------
exercise of this Warrant, and the number of Warrant Shares to be issued shall be rounded up to the nearest whole number. If, upon exercise of this Warrant, the Holder hereof would be entitled to receive any fractional share, the Company shall issue to the Holder one additional share of Common Stock in lieu of such fractional share.

     2.6     Escrow.  The  Company agrees to enter into the Escrow Shares Escrow
             ------
Agreement and to deposit with the Escrow Agent thereunder stock certificates registered in the name of the Holder, each representing a number of shares of Common Stock (in denominations specified by the Purchaser) equal, in the aggregate, to the total number of Warrant Shares for which this Warrant is exercisable, assuming exercise of this Warrant in full on the date hereof. The Company shall deposit additional certificates for Warrant Shares upon request by the Escrow Agent pursuant to the Escrow Agreement and Exhibit F to the Purchase Agreement.

     2.7     Adjustments  to  Exercise  Price  and  Number  of  Securities.
             -------------------------------------------------------------
  (a)     Computation  of Adjusted Exercise Price.  In case the Company shall at
          ---------------------------------------
any time after the date hereof and until this Warrant is fully exercised issue or sell any shares of Common Stock (other than the issuances or sales referred to in Section 2.7 (f) hereof), including shares held in the Company's treasury and shares of Common Stock issued upon the exercise of any options, rights or warrants to subscribe for shares of Common Stock and shares of Common Stock issued upon the direct or indirect conversion or exchange of securities for shares of Common Stock (excluding shares of Common Stock issuable upon exercise of options, warrants or conversion rights granted as of the date hereof), for a consideration per share less than the Exercise Price on the date immediately prior to the issuance or sale of such shares, or without consideration, then forthwith upon such issuance or sale, the Exercise Price shall (until another such issuance or sale) be reduced to the price equal to the quotient derived by dividing (A) an amount equal to the sum of (X) the product of (a) the Exercise Price on the date immediately prior to the issuance or sale of such shares, multiplied by (b) the total number of shares of Common Stock outstanding immediately prior to such issuance or sale plus, (Y) the aggregate of the amount of all consideration, if any, received by the Company upon such issuance or sale, by (B) the total number of shares of Common Stock outstanding immediately after such issuance or sale; provided, however, that in no event shall the Exercise Price be adjusted pursuant to this computation to an amount in excess of the Exercise Price in effect immediately prior to such computation, except in the case of a combination of outstanding shares of Common Stock, as provided by
Section  2.7  (c)  hereof.

  For  the  purposes  of  any  computation  to  be  made in accordance with this
Section  2.7(a),  the  following  provisions  shall  be  applicable:

          (i) In case of the issuance or sale of shares of Common Stock for a consideration part or all of which shall be cash, the amount of cash consideration therefor shall be deemed to be the amount of cash received by the Company for such shares (or, if shares of Common Stock are offered by the Company for subscription, the subscription price, or if either of such securities shall be sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price) before deducting therefrom any compensation paid or discount allowed in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services, or any expenses incurred in connection therewith.

          (ii) In case of the issuance or sale (otherwise than as a dividend or other distribution on any stock of the Company) of shares of Common Stock for a consideration part or all of which shall be other than cash, the amount of the consideration therefor other than cash shall be deemed to be the value of such consideration as determined in good faith by the Board of Directors of the Company.

          (iii) Shares of Common Stock issuable by way of dividend or other distribution on any stock of the Company shall be deemed to have been issued immediately after the opening of business on the day following the record date for the determination of stockholders entitled to receive such dividend or other distribution and shall be deemed to have been issued without consideration.

          (iv) The reclassification of securities of the Company other than shares of the Common Stock into securities including shares of Common Stock shall be deemed to involve the issuance of such shares of Common Stock for a consideration other than cash immediately prior to the close of business on the date fixed for the determination of security holders entitled to receive such shares, and the value of the consideration allocable to such shares of Common Stock shall be determined as provided in subsection (ii) of this Section 2.7(a).

          (v) The number of shares of Common Stock at any one time outstanding shall include the aggregate number of shares issued or issuable (subject to readjustment upon the actual issuance thereof) upon the exercise of options, rights, warrants and upon the conversion or exchange of convertible or exchangeable securities; provided, however, that shares issuable upon the exercise of the Warrants shall not be included in such calculation.

     (b)     Options,  Rights,  Warrants  and  Convertible  and  Exchangeable
             ----------------------------------------------------------------
Securities.  In  case  the  Company  shall at any time after the date hereof and
----------
until this Warrant is fully exercised issue options, rights or warrants to subscribe for shares of Common Stock, or issue any securities convertible into or exchangeable for shares of Common Stock, for a consideration per share less than the Exercise Price immediately prior to the issuance of such options, rights or warrants (excluding shares of Common Stock issuable upon exercise of options, warrants or conversion rights granted as of the date hereof and shares of Common Stock issuable upon exercise of stock options at or above the closing market price per share of Common Stock under any stock option plan of the Company), or such convertible or exchangeable securities, or without consideration, the Exercise Price in effect immediately prior to the issuance of such options, rights or warrants, or such convertible or exchangeable securities, as the case may be, shall be reduced to a price determined by making a computation in accordance with the provision of Section 2.7(a) hereof, provided that:

          (i) The aggregate maximum number of shares of Common Stock, as the case may be, issuable under such options, rights or warrants shall be deemed to be issued and outstanding at the time such options, rights or warranties were issued, and for a consideration equal to the minimum purchase price per share provided for in such options, rights or warrants at the time of issuance, plus the consideration (determined in the same manner as consideration received on the issue or sale of shares in accordance with the terms of the Warrants), if any, received by the Company for such options, rights or warrants.

          (ii) The aggregate maximum number of shares of Common Stock issuable upon conversion or exchange of any convertible or exchangeable securities shall be deemed to be issued and outstanding at the time of issuance of such securities, and for a consideration equal to the consideration (determined in the same manner as consideration received on the issue or sale of shares of Common Stock in accordance with the terms of the Warrants) received by the Company for such securities, plus the minimum consideration, if any, receivable by the Company upon the conversion or exchange thereof.

          (iii) If any change shall occur in the price per share provided for in any of the options, rights or warrants referred to in subsection (a) of this Section 2.7, or in the price per share at which the securities referred to in subsection (b) of this Section 2.7 are convertible or exchangeable, such options, rights or warrants or conversion or exchange rights, as the case may be, shall be deemed to have expired or terminated on the date when such price change became effective in respect of shares not theretofore issued pursuant to the exercise or conversion or exchange thereof, and the Company shall be deemed to have issued upon such date new options, rights or warrants or convertible or exchangeable securities at the new price in respect of the number of shares issuable upon the exercise of such options, rights or warrants or the conversion or exchange of such convertible or exchangeable securities.

          (iv)     If  any options, rights or warrants referred to in subsection
     (a) of this Section 2.7, or any convertible or exchangeable securities referred to in subsection (b) of this Section 2.7, expire or terminate without exercise or conversion, as the case may be, then the Exercise Price of the remaining outstanding Warrant shall be readjusted as if such options, rights or warrants or convertible or exchangeable securities, as the case may be, had never been issued.

     (c)     Subdivision and Combination.  In case the Company shall at any time
             ---------------------------
subdivide or combine the outstanding shares of Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

     (d)     Adjustment  in  Number  of Securities.  Upon each adjustment of the
             -------------------------------------
Exercise Price pursuant to the provisions of this Section 2.7, the number of Warrant

Shares issuable upon the exercise of each Warrant shall be adjusted to the nearest whole number by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

     (e)     Merger  or  Consolidation.  In  case  of  any  consolidation of the
             -------------------------
Company with, or merger of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Stock), the corporation formed by such consolidation or merger shall execute and deliver to the Holder a supplemental warrant agreement providing that the Holder of each Warrant then outstanding or to be outstanding shall have the right thereafter (until the expiration of such Warrant) to receive, upon exercise of such Warrant, the kind and amount of shares of stock and other securities and property (except in the event the property is cash, then the Holder shall have the right to exercise the Warrant and receive cash in the same manner as other stockholders) receivable upon such consolidation or merger, by a holder of the number of shares of Common Stock of the Company for which such warrant might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental warrant agreement shall provide for adjustments which shall be identical to the adjustments provided in Section 2.7. The foregoing provisions of this paragraph (e) shall similarly apply to successive consolidations or mergers.

     (f)     No Adjustment of Exercise Price in Certain Cases.  No adjustment of
             ------------------------------------------------
the Exercise Price shall be made upon the issuance of any securities (i) under an Approved Stock Plan (as such term is defined in the Convertible Debenture dated as of the date hereof), (ii) that constitute Excluded Securities (as such term is defined in the Convertible Debenture dated as of the date hereof) and/or
(iii) that constitute Other Securities (as such term is defined in the Convertible Debenture dated as of the date hereof).

     (g)     Dividends  and  Other Distributions.  In the event that the Company
             -----------------------------------
shall at any time prior to the exercise of all Warrants declare a dividend (other than a dividend consisting solely of shares of Common Stock) or otherwise distribute to its stockholders any assets, property, rights, evidences of indebtedness, securities (other than shares of Common Stock), whether issued by the Company or by another, or any other thing of value, the Holders of the unexercised Warrants shall thereafter be entitled, in addition to the shares of Common Stock or other securities and property receivable upon the exercise thereof, to receive, upon the exercise of such Warrants, the same property, assets, rights, evidences of indebtedness, securities or any other thing of value that they would have been entitled to receive at the time of such dividend or distribution as if the Warrants had been exercised immediately prior to such dividend or distribution. At the time of any such dividend or distribution, the Company shall make appropriate reserves to ensure the timely performance of the provisions of this subsection 2.7 (g). Nothing contained herein shall provide for the receipt or accrual by a Holder of cash dividends prior to the exercise by such Holder of the Warrants.

     2.8     Registration Rights.  The Holder shall have the registration rights
             -------------------
set  forth  in  the  Investor  Registration  Rights  Agreement.

                            ARTICLE 3.  MISCELLANEOUS

     3.1     Transfer.  This  Warrant  may  not  be  offered, sold, transferred,
             --------
pledged, assigned, hypothecated or otherwise disposed of, in whole or in part, at any time, except in compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of an investment representation letter and a legal opinion reasonably satisfactory to the Company).

     3.2     Transfer  Procedure.  Subject to the provisions of Section 3.1, the
             -------------------
Holder may transfer or assign this Warrant by giving the Company notice setting forth the name, address and taxpayer identification number of the transferee or assignee, if applicable (the "Transferee"), and surrendering this Warrant to the Company for reissuance to the Transferee and, in the event of a transfer or assignment of this Warrant in part, the Holder. (Each of the persons or entities in whose name any such new Warrant shall be issued are herein referred to as a "Holder").

     3.3     Loss,  Theft,  Destruction  or  Mutilation.  If  this Warrant shall
             ------------------------------------------
become mutilated or defaced or be destroyed, lost or stolen, the Company shall execute and deliver a new Warrant in exchange for and upon surrender and cancellation of such mutilated or defaced Warrant or, in lieu of and in substitution for such Warrant so destroyed, lost or stolen, upon the Holder filing with the Company an affidavit that such Warrant has been so mutilated, defaced, destroyed, lost or stolen. However, the Company shall be entitled, as a condition to the execution and delivery of such new Warrant, to demand reasonably acceptable indemnity to it and payment of the expenses and charges incurred in connection with the delivery of such new Warrant. Any Warrant so surrendered to the Company shall be canceled.

     3.4     Notices.  All  notices and other communications from the Company to
             -------
the Holder or vice versa shall be deemed delivered and effective when given personally, by facsimile transmission with confirmation sheet at such address and/or facsimile number as may have been furnished to the Company or the Holder, as the case may be, in writing by the Company or the Holder from time to time.

     3.5     Waiver.  This  Warrant  and any term hereof may be changed, waived,
             ------
or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

     3.6     Governing  Law.  This Warrant shall be governed by and construed in
             --------------
accordance with the laws of the State of New York, without giving effect to its principles regarding conflicts of law. Any action to enforce the terms of this Warrant shall be exclusively heard in the county, state and federal Courts of New York and Country of the United States of America.

     3.7     Signature.  In  the  event  that  any  signature on this Warrant is
             ---------
delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same, with the same force and effect as if such facsimile signature page were an original thereof.

     3.8     Legal  Fees.  In  the  event any Person commences a legal action or
             -----------
proceeding to enforce its rights under this Warrant, the non-prevailing party to such action or proceeding shall pay all reasonable and necessary costs and expenses (including reasonable and necessary attorney's fees) incurred in enforcing such rights.

Dated:   November  17,  2005

CHARYS  HOLDING  COMPANY  INC.


By:
       -----------------------------------------
     Name: Billy Ray, Jr.
     Title: Chief Executive Officer

Attest:

------------------------------------------------
Name:
Title:

                                   APPENDIX I

                               NOTICE OF EXERCISE
                               ------------------

1. The undersigned hereby elects (please check the appropriate box and fill in the blank spaces):

     [_] to purchase ______ shares of Common Stock, $.001 par value per share, of Charys Holding Company Inc. at $.50 per share for a total of $______ and pursuant to the terms of the attached Warrant, and tenders herewith payment of the aggregate Exercise Price of such Warrant Shares in full; or

     [_] to purchase _______ shares of Common Stock, $.001 par value per share, of Charys Holding Company Inc. pursuant to the cashless exercise provision under Section 2.2 (b) of the attached Warrant, and tenders herewith the number of Warrant Shares to purchase such Warrant Shares based upon the formula set forth in Section 2.2 (b).

2. Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:


Dated:                                      By:
      --------------------------------          --------------------------------
                                            Name:
                                                  ------------------------------

Title:
      --------------------------------

            VOID AFTER 5:00 P.M., NEW YORK TIME ON NOVEMBER 17, 2008
               WARRANT TO PURCHASE 200,000 SHARES OF COMMON STOCK


                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                           CHARYS HOLDING COMPANY INC.


THIS WARRANT, AND THE SECURITIES INTO WHICH IT IS EXERCISABLE (COLLECTIVELY, THE "SECURITIES"), HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
 ----------
AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE OFFERED OR SOLD UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT OR PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND THE COMPANY WILL BE PROVIDED WITH OPINION OF COUNSEL OR OTHER SUCH INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH EXEMPTIONS ARE AVAILABLE.

     FOR VALUE RECEIVED, Charys Holding Company Inc., a corporation organized under the laws of Delaware (the "Company"), grants the following rights to Highgate House Funds, Ltd, a Cayman Islands company and/or its assigns (the "Holder"):



                             ARTICLE 1.  DEFINITIONS

     Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Securities Purchase Agreement by and between the Company and the Holder and entered into on November 16, 2005 (the "Purchase Agreement"). As used in this Agreement, the following terms shall have the following meanings:

     "Corporate Office" shall mean the office of the Company (or its successor) at which at any particular time its principal business shall be administered.

     "Exercise Date" shall mean any date on which the Holder gives the Company a Notice of Exercise in the form attached hereto as Appendix I and in compliance with Exhibit F to the Purchase Agreement.

     "Exercise Price" shall mean the Fixed Price per share of Common Stock, subject to adjustment as provided herein.

     "Expiration  Date"  shall  mean  5:00  p.m. (New York time) on November 16,
2008.

     "Fair  Market  Value"  shall  have the meaning set forth in Section 2.2(b).

     "Fixed Price" shall mean US$0.75 or if the First Convertible Debenture (as defined in the Purchase Agreement) is not redeemed by the Exclusive Redemption Date (as defined in the Purchase Agreement) shall mean US$.01.

     "Market  Value"  shall  have  the  meaning  set  forth  in  Section 2.2(b).

     "SEC"  shall  mean  the  United  States Securities and Exchange Commission.

     "Warrant Shares" shall mean the shares of the Common Stock issuable upon exercise of this Warrant.


                       ARTICLE 2.  EXERCISE AND AGREEMENTS

     2.1     Exercise  of Warrant; Sale of Warrant and Warrant Shares.  (a) This
             --------------------------------------------------------
Warrant shall entitle the Holder to purchase, at the Exercise Price, 200,000 shares of Common Stock. This Warrant shall be exercisable at any time and from time to time from the date hereof and prior to the Expiration Date (the "Exercise Period"). This Warrant and the right to purchase Warrant Shares hereunder shall expire and become void on the Expiration Date.

     2.2     Manner of Exercise.
             ------------------

     (a) The Holder may exercise this Warrant at any time and from time to time during the Exercise Period, in whole or in part (but not in denominations of fewer than 10,000 Warrant Shares, except upon an exercise of this Warrant with respect to the remaining balance of Warrant Shares purchasable hereunder at the time of exercise), by delivering to the Escrow Agent pursuant to the Escrow Shares Escrow Agreement of even date herewith incorporated herein by reference
(i) a duly executed Notice of Exercise in substantially the form attached as Appendix I hereto, (ii) the certificate representing the Warrants and (iii) a bank cashier's or certified check for the aggregate Exercise Price of the Warrant Shares being purchased.

     (b) The Holder may, at its option, in lieu of paying cash for the Warrant Shares, exercise this Warrant by an exchange, in whole or in part (a "Warrant Exchange"), by delivery to the Escrow Agent of (i) a duly executed Notice of Exercise electing a Warrant Exchange and (ii) the certificate representing this Warrant. In connection with any Warrant Exchange, the Holder shall be deemed to have paid for the Warrant Shares an amount equal to the Fair Market Value of each Warrant delivered, and the Warrants shall be deemed exercised for the amount so paid. For this purpose, the Fair Market Value of each Warrant is the difference between the Market Value of a share of Common Stock and the Exercise Price on the Exercise Date. Market Value shall mean the average Closing Bid Price of a share of Common Stock during the ten (10) Trading Days ending on the Exercise Date.

     2.3     Termination.  All  rights  of  the  Holder  in this Warrant, to the
             -----------
extent  they  have  not  been exercised, shall terminate on the Expiration Date.

     2.4     No  Rights  Prior  to Exercise.  This Warrant shall not entitle the
             ------------------------------
Holder  to  any  voting  or  other  rights  as  a  stockholder  of  the Company.

     2.5     Fractional  Shares.  No  fractional  shares  shall be issuable upon
             ------------------
exercise of this Warrant, and the number of Warrant Shares to be issued shall be rounded up to the nearest whole number. If, upon exercise of this Warrant, the Holder hereof would be entitled to receive any fractional share, the Company shall issue to the Holder one additional share of Common Stock in lieu of such fractional share.

     2.6     Escrow.  The  Company agrees to enter into the Escrow Shares Escrow
             ------
Agreement and to deposit with the Escrow Agent thereunder stock certificates registered in the name of the Holder, each representing a number of shares of Common Stock (in denominations specified by the Purchaser) equal, in the aggregate, to the total number of Warrant Shares for which this Warrant is exercisable, assuming exercise of this Warrant in full on the date hereof. The Company shall deposit additional certificates for Warrant Shares upon request by the Escrow Agent pursuant to the Escrow Agreement and Exhibit F to the Purchase Agreement.

     2.7     Adjustments  to  Exercise  Price  and  Number  of  Securities.
             -------------------------------------------------------------
  (a)     Computation  of Adjusted Exercise Price.  In case the Company shall at
          ---------------------------------------
any time after the date hereof and until this Warrant is fully exercised issue or sell any shares of Common Stock (other than the issuances or sales referred to in Section 2.7 (f) hereof), including shares held in the Company's treasury and shares of Common Stock issued upon the exercise of any options, rights or warrants to subscribe for shares of Common Stock and shares of Common Stock issued upon the direct or indirect conversion or exchange of securities for shares of Common Stock (excluding shares of Common Stock issuable upon exercise of options, warrants or conversion rights granted as of the date hereof), for a consideration per share less than the Exercise Price on the date immediately prior to the issuance or sale of such shares, or without consideration, then forthwith upon such issuance or sale, the Exercise Price shall (until another such issuance or sale) be reduced to the price equal to the quotient derived by dividing (A) an amount equal to the sum of (X) the product of (a) the Exercise Price on the date immediately prior to the issuance or sale of such shares, multiplied by (b) the total number of shares of Common Stock outstanding immediately prior to such issuance or sale plus, (Y) the aggregate of the amount of all consideration, if any, received by the Company upon such issuance or sale, by (B) the total number of shares of Common Stock outstanding immediately after such issuance or sale; provided, however, that in no event shall the Exercise Price be adjusted pursuant to this computation to an amount in excess of the Exercise Price in effect immediately prior to such computation, except in the case of a combination of outstanding shares of Common Stock, as provided by
Section  2.7  (c)  hereof.

  For  the  purposes  of  any  computation  to  be  made in accordance with this
Section  2.7(a),  the  following  provisions  shall  be  applicable:

          (i) In case of the issuance or sale of shares of Common Stock for a consideration part or all of which shall be cash, the amount of cash consideration therefor shall be deemed to be the amount of cash received by the Company for such shares (or, if shares of Common Stock are offered by the Company for subscription, the subscription price, or if either of such securities shall be sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price) before deducting therefrom any compensation paid or discount allowed in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services, or any expenses incurred in connection therewith.

          (ii) In case of the issuance or sale (otherwise than as a dividend or other distribution on any stock of the Company) of shares of Common Stock for a consideration part or all of which shall be other than cash, the amount of the consideration therefor other than cash shall be deemed to be the value of such consideration as determined in good faith by the Board of Directors of the Company.

          (iii) Shares of Common Stock issuable by way of dividend or other distribution on any stock of the Company shall be deemed to have been issued immediately after the opening of business on the day following the record date for the determination of stockholders entitled to receive such dividend or other distribution and shall be deemed to have been issued without consideration.

          (iv) The reclassification of securities of the Company other than shares of the Common Stock into securities including shares of Common Stock shall be deemed to involve the issuance of such shares of Common Stock for a consideration other than cash immediately prior to the close of business on the date fixed for the determination of security holders entitled to receive such shares, and the value of the consideration allocable to such shares of Common Stock shall be determined as provided in subsection (ii) of this Section 2.7(a).

          (v) The number of shares of Common Stock at any one time outstanding shall include the aggregate number of shares issued or issuable (subject to readjustment upon the actual issuance thereof) upon the exercise of options, rights, warrants and upon the conversion or exchange of convertible or exchangeable securities; provided, however, that shares issuable upon the exercise of the Warrants shall not be included in such calculation.

     (b)     Options,  Rights,  Warrants  and  Convertible  and  Exchangeable
             ----------------------------------------------------------------
Securities.  In  case  the  Company  shall at any time after the date hereof and
----------
until this Warrant is fully exercised issue options, rights or warrants to subscribe for shares of Common Stock, or issue any securities convertible into or exchangeable for shares of Common Stock, for a consideration per share less than the Exercise Price immediately prior to the issuance of such options, rights or warrants (excluding shares of Common Stock issuable upon exercise of options, warrants or conversion rights granted as of the date hereof and shares of Common Stock issuable upon exercise of stock options at or above the closing market price per share of Common Stock under any stock option plan of the Company), or such convertible or exchangeable securities, or without consideration, the Exercise Price in effect immediately prior to the issuance of such options, rights or warrants, or such convertible or exchangeable securities, as the case may be, shall be reduced to a price determined by making a computation in accordance with the provision of Section 2.7(a) hereof, provided that:

          (i) The aggregate maximum number of shares of Common Stock, as the case may be, issuable under such options, rights or warrants shall be deemed to be issued and outstanding at the time such options, rights or warranties were issued, and for a consideration equal to the minimum purchase price per share provided for in such options, rights or warrants at the time of issuance, plus the consideration (determined in the same manner as consideration received on the issue or sale of shares in accordance with the terms of the Warrants), if any, received by the Company for such options, rights or warrants.

          (ii) The aggregate maximum number of shares of Common Stock issuable upon conversion or exchange of any convertible or exchangeable securities shall be deemed to be issued and outstanding at the time of issuance of such securities, and for a consideration equal to the consideration (determined in the same manner as consideration received on the issue or sale of shares of Common Stock in accordance with the terms of the Warrants) received by the Company for such securities, plus the minimum consideration, if any, receivable by the Company upon the conversion or exchange thereof.

          (iii) If any change shall occur in the price per share provided for in any of the options, rights or warrants referred to in subsection (a) of this Section 2.7, or in the price per share at which the securities referred to in subsection (b) of this Section 2.7 are convertible or exchangeable, such options, rights or warrants or conversion or exchange rights, as the case may be, shall be deemed to have expired or terminated on the date when such price change became effective in respect of shares not theretofore issued pursuant to the exercise or conversion or exchange thereof, and the Company shall be deemed to have issued upon such date new options, rights or warrants or convertible or exchangeable securities at the new price in respect of the number of shares issuable upon the exercise of such options, rights or warrants or the conversion or exchange of such convertible or exchangeable securities.

          (iv)     If  any options, rights or warrants referred to in subsection
     (a) of this Section 2.7, or any convertible or exchangeable securities referred to in subsection (b) of this Section 2.7, expire or terminate without exercise or conversion, as the case may be, then the Exercise Price of the remaining outstanding Warrant shall be readjusted as if such options, rights or warrants or convertible or exchangeable securities, as the case may be, had never been issued.

     (c)     Subdivision and Combination.  In case the Company shall at any time
             ---------------------------
subdivide or combine the outstanding shares of Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

     (d)     Adjustment  in  Number  of Securities.  Upon each adjustment of the
             -------------------------------------
Exercise Price pursuant to the provisions of this Section 2.7, the number of Warrant

Shares issuable upon the exercise of each Warrant shall be adjusted to the nearest whole number by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

     (e)     Merger  or  Consolidation.  In  case  of  any  consolidation of the
             -------------------------
Company with, or merger of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Stock), the corporation formed by such consolidation or merger shall execute and deliver to the Holder a supplemental warrant agreement providing that the Holder of each Warrant then outstanding or to be outstanding shall have the right thereafter (until the expiration of such Warrant) to receive, upon exercise of such Warrant, the kind and amount of shares of stock and other securities and property (except in the event the property is cash, then the Holder shall have the right to exercise the Warrant and receive cash in the same manner as other stockholders) receivable upon such consolidation or merger, by a holder of the number of shares of Common Stock of the Company for which such warrant might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental warrant agreement shall provide for adjustments which shall be identical to the adjustments provided in Section 2.7. The foregoing provisions of this paragraph (e) shall similarly apply to successive consolidations or mergers.

     (f)     No Adjustment of Exercise Price in Certain Cases.  No adjustment of
             ------------------------------------------------
the Exercise Price shall be made upon the issuance of any securities (i) under an Approved Stock Plan (as such term is defined in the Convertible Debenture dated as of the date hereof), (ii) that constitute Excluded Securities (as such term is defined in the Convertible Debenture dated as of the date hereof) and/or
(iii) that constitute Other Securities (as such term is defined in the Convertible Debenture dated as of the date hereof).

     (g)     Dividends  and  Other Distributions.  In the event that the Company
             -----------------------------------
shall at any time prior to the exercise of all Warrants declare a dividend (other than a dividend consisting solely of shares of Common Stock) or otherwise distribute to its stockholders any assets, property, rights, evidences of indebtedness, securities (other than shares of Common Stock), whether issued by the Company or by another, or any other thing of value, the Holders of the unexercised Warrants shall thereafter be entitled, in addition to the shares of Common Stock or other securities and property receivable upon the exercise thereof, to receive, upon the exercise of such Warrants, the same property, assets, rights, evidences of indebtedness, securities or any other thing of value that they would have been entitled to receive at the time of such dividend or distribution as if the Warrants had been exercised immediately prior to such dividend or distribution. At the time of any such dividend or distribution, the Company shall make appropriate reserves to ensure the timely performance of the provisions of this subsection 2.7 (g). Nothing contained herein shall provide for the receipt or accrual by a Holder of cash dividends prior to the exercise by such Holder of the Warrants.

     2.8     Registration Rights.  The Holder shall have the registration rights
             -------------------
set  forth  in  the  Investor  Registration  Rights  Agreement.

                            ARTICLE 3.  MISCELLANEOUS

     3.1     Transfer.  This  Warrant  may  not  be  offered, sold, transferred,
             --------
pledged, assigned, hypothecated or otherwise disposed of, in whole or in part, at any time, except in compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of an investment representation letter and a legal opinion reasonably satisfactory to the Company).

     3.2     Transfer  Procedure.  Subject to the provisions of Section 3.1, the
             -------------------
Holder may transfer or assign this Warrant by giving the Company notice setting forth the name, address and taxpayer identification number of the transferee or assignee, if applicable (the "Transferee"), and surrendering this Warrant to the Company for reissuance to the Transferee and, in the event of a transfer or assignment of this Warrant in part, the Holder. (Each of the persons or entities in whose name any such new Warrant shall be issued are herein referred to as a "Holder").

     3.3     Loss,  Theft,  Destruction  or  Mutilation.  If  this Warrant shall
             ------------------------------------------
become mutilated or defaced or be destroyed, lost or stolen, the Company shall execute and deliver a new Warrant in exchange for and upon surrender and cancellation of such mutilated or defaced Warrant or, in lieu of and in substitution for such Warrant so destroyed, lost or stolen, upon the Holder filing with the Company an affidavit that such Warrant has been so mutilated, defaced, destroyed, lost or stolen. However, the Company shall be entitled, as a condition to the execution and delivery of such new Warrant, to demand reasonably acceptable indemnity to it and payment of the expenses and charges incurred in connection with the delivery of such new Warrant. Any Warrant so surrendered to the Company shall be canceled.

     3.4     Notices.  All  notices and other communications from the Company to
             -------
the Holder or vice versa shall be deemed delivered and effective when given personally, by facsimile transmission with confirmation sheet at such address and/or facsimile number as may have been furnished to the Company or the Holder, as the case may be, in writing by the Company or the Holder from time to time.

     3.5     Waiver.  This  Warrant  and any term hereof may be changed, waived,
             ------
or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

     3.6     Governing  Law.  This Warrant shall be governed by and construed in
             --------------
accordance with the laws of the State of New York, without giving effect to its principles regarding conflicts of law. Any action to enforce the terms of this Warrant shall be exclusively heard in the county, state and federal Courts of New York and Country of the United States of America.

     3.7     Signature.  In  the  event  that  any  signature on this Warrant is
             ---------
delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same, with the same force and effect as if such facsimile signature page were an original thereof.

     3.8     Legal  Fees.  In  the  event any Person commences a legal action or
             -----------
proceeding to enforce its rights under this Warrant, the non-prevailing party to such action or proceeding shall pay all reasonable and necessary costs and expenses (including reasonable and necessary attorney's fees) incurred in enforcing such rights.

Dated:   November  17,  2005

CHARYS  HOLDING  COMPANY  INC.


By:
       -----------------------------------------
     Name: Billy Ray, Jr.
     Title: Chief Executive Officer

Attest:

------------------------------------------------
Name:
Title:

                                   APPENDIX I

                               NOTICE OF EXERCISE
                               ------------------

1. The undersigned hereby elects (please check the appropriate box and fill in the blank spaces):

     [_] to purchase ______ shares of Common Stock, $.001 par value per share, of Charys Holding Company Inc. at [$.75] [$.01] per share for a total of $______ and pursuant to the terms of the attached Warrant, and tenders herewith payment of the aggregate Exercise Price of such Warrant Shares in full; or

     [_] to purchase _______ shares of Common Stock, $.001 par value per share, of Charys Holding Company Inc. pursuant to the cashless exercise provision under Section 2.2 (b) of the attached Warrant, and tenders herewith the number of Warrant Shares to purchase such Warrant Shares based upon the formula set forth in Section 2.2 (b).

2. Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:



Dated:                                      By:
      --------------------------------          --------------------------------
                                            Name:
                                                  ------------------------------

Title:
      --------------------------------

            VOID AFTER 5:00 P.M., NEW YORK TIME ON NOVEMBER 17, 2008
               WARRANT TO PURCHASE 200,000 SHARES OF COMMON STOCK


                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                           CHARYS HOLDING COMPANY INC.


THIS WARRANT, AND THE SECURITIES INTO WHICH IT IS EXERCISABLE (COLLECTIVELY, THE "SECURITIES"), HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
 ----------
AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE OFFERED OR SOLD UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT OR PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND THE COMPANY WILL BE PROVIDED WITH OPINION OF COUNSEL OR OTHER SUCH INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH EXEMPTIONS ARE AVAILABLE.

     FOR VALUE RECEIVED, Charys Holding Company Inc., a corporation organized under the laws of Delaware (the "Company"), grants the following rights to Highgate House Funds, Ltd, a Cayman Islands company and/or its assigns (the "Holder"):


                             ARTICLE 1.  DEFINITIONS

     Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Securities Purchase Agreement by and between the Company and the Holder and entered into on November 16, 2005 (the "Purchase Agreement"). As used in this Agreement, the following terms shall have the following meanings:

     "Corporate Office" shall mean the office of the Company (or its successor) at which at any particular time its principal business shall be administered.

     "Exercise Date" shall mean any date on which the Holder gives the Company a Notice of Exercise in the form attached hereto as Appendix I and in compliance with Exhibit F to the Purchase Agreement.

     "Exercise Price" shall mean the Fixed Price per share of Common Stock, subject to adjustment as provided herein.

     "Expiration  Date"  shall  mean  5:00  p.m. (New York time) on November 16,
2008.

     "Fair  Market  Value"  shall  have the meaning set forth in Section 2.2(b).

     "Fixed Price" shall mean US$1.00 or if the First Convertible Debenture (as defined in the Purchase Agreement) is not redeemed by the Exclusive Redemption Date (as defined in the Purchase Agreement) shall mean US$.01.

     "Market  Value"  shall  have  the  meaning  set  forth  in  Section 2.2(b).

     "SEC"  shall  mean  the  United  States Securities and Exchange Commission.

     "Warrant Shares" shall mean the shares of the Common Stock issuable upon exercise of this Warrant.


                       ARTICLE 2.  EXERCISE AND AGREEMENTS

     2.1     Exercise  of Warrant; Sale of Warrant and Warrant Shares.  (a) This
             --------------------------------------------------------
Warrant shall entitle the Holder to purchase, at the Exercise Price, 200,000 shares of Common Stock. This Warrant shall be exercisable at any time and from time to time from the date hereof and prior to the Expiration Date (the "Exercise Period"). This Warrant and the right to purchase Warrant Shares hereunder shall expire and become void on the Expiration Date.

     2.2     Manner of Exercise.
             ------------------

     (a) The Holder may exercise this Warrant at any time and from time to time during the Exercise Period, in whole or in part (but not in denominations of fewer than 10,000 Warrant Shares, except upon an exercise of this Warrant with respect to the remaining balance of Warrant Shares purchasable hereunder at the time of exercise), by delivering to the Escrow Agent pursuant to the Escrow Shares Escrow Agreement of even date herewith incorporated herein by reference
(i) a duly executed Notice of Exercise in substantially the form attached as Appendix I hereto, (ii) the certificate representing the Warrants and (iii) a bank cashier's or certified check for the aggregate Exercise Price of the Warrant Shares being purchased.

     (b) The Holder may, at its option, in lieu of paying cash for the Warrant Shares, exercise this Warrant by an exchange, in whole or in part (a "Warrant Exchange"), by delivery to the Escrow Agent of (i) a duly executed Notice of Exercise electing a Warrant Exchange and (ii) the certificate representing this Warrant. In connection with any Warrant Exchange, the Holder shall be deemed to have paid for the Warrant Shares an amount equal to the Fair Market Value of each Warrant delivered, and the Warrants shall be deemed exercised for the amount so paid. For this purpose, the Fair Market Value of each Warrant is the difference between the Market Value of a share of Common Stock and the Exercise Price on the Exercise Date. Market Value shall mean the average Closing Bid Price of a share of Common Stock during the ten (10) Trading Days ending on the Exercise Date.

     2.3     Termination.  All  rights  of  the  Holder  in this Warrant, to the
             -----------
extent  they  have  not  been exercised, shall terminate on the Expiration Date.

     2.4     No  Rights  Prior  to Exercise.  This Warrant shall not entitle the
             ------------------------------
Holder  to  any  voting  or  other  rights  as  a  stockholder  of  the Company.

     2.5     Fractional  Shares.  No  fractional  shares  shall be issuable upon
             ------------------
exercise of this Warrant, and the number of Warrant Shares to be issued shall be rounded up to the nearest whole number. If, upon exercise of this Warrant, the Holder hereof would be entitled to receive any fractional share, the Company shall issue to the Holder one additional share of Common Stock in lieu of such fractional share.

     2.6     Escrow.  The  Company agrees to enter into the Escrow Shares Escrow
             ------
Agreement and to deposit with the Escrow Agent thereunder stock certificates registered in the name of the Holder, each representing a number of shares of Common Stock (in denominations specified by the Purchaser) equal, in the aggregate, to the total number of Warrant Shares for which this Warrant is exercisable, assuming exercise of this Warrant in full on the date hereof. The Company shall deposit additional certificates for Warrant Shares upon request by the Escrow Agent pursuant to the Escrow Agreement and Exhibit F to the Purchase Agreement.

     2.7     Adjustments  to  Exercise  Price  and  Number  of  Securities.
             -------------------------------------------------------------
  (a)     Computation  of Adjusted Exercise Price.  In case the Company shall at
          ---------------------------------------
any time after the date hereof and until this Warrant is fully exercised issue or sell any shares of Common Stock (other than the issuances or sales referred to in Section 2.7 (f) hereof), including shares held in the Company's treasury and shares of Common Stock issued upon the exercise of any options, rights or warrants to subscribe for shares of Common Stock and shares of Common Stock issued upon the direct or indirect conversion or exchange of securities for shares of Common Stock (excluding shares of Common Stock issuable upon exercise of options, warrants or conversion rights granted as of the date hereof), for a consideration per share less than the Exercise Price on the date immediately prior to the issuance or sale of such shares, or without consideration, then forthwith upon such issuance or sale, the Exercise Price shall (until another such issuance or sale) be reduced to the price equal to the quotient derived by dividing (A) an amount equal to the sum of (X) the product of (a) the Exercise Price on the date immediately prior to the issuance or sale of such shares, multiplied by (b) the total number of shares of Common Stock outstanding immediately prior to such issuance or sale plus, (Y) the aggregate of the amount of all consideration, if any, received by the Company upon such issuance or sale, by (B) the total number of shares of Common Stock outstanding immediately after such issuance or sale; provided, however, that in no event shall the Exercise Price be adjusted pursuant to this computation to an amount in excess of the Exercise Price in effect immediately prior to such computation, except in the case of a combination of outstanding shares of Common Stock, as provided by
Section  2.7  (c)  hereof.

  For the purposes of any computation to be made in accordance with this Section 2.7(a), the following provisions shall be applicable:

          (i) In case of the issuance or sale of shares of Common Stock for a consideration part or all of which shall be cash, the amount of cash consideration therefor shall be deemed to be the amount of cash received by the Company for such shares (or, if shares of Common Stock are offered by the Company for subscription, the subscription price, or if either of such securities shall be sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price) before deducting therefrom any compensation paid or discount allowed in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services, or any expenses incurred in connection therewith.

          (ii) In case of the issuance or sale (otherwise than as a dividend or other distribution on any stock of the Company) of shares of Common Stock for a consideration part or all of which shall be other than cash, the amount of the consideration therefor other than cash shall be deemed to be the value of such consideration as determined in good faith by the Board of Directors of the Company.

          (iii) Shares of Common Stock issuable by way of dividend or other distribution on any stock of the Company shall be deemed to have been issued immediately after the opening of business on the day following the record date for the determination of stockholders entitled to receive such dividend or other distribution and shall be deemed to have been issued without consideration.

          (iv) The reclassification of securities of the Company other than shares of the Common Stock into securities including shares of Common Stock shall be deemed to involve the issuance of such shares of Common Stock for a consideration other than cash immediately prior to the close of business on the date fixed for the determination of security holders entitled to receive such shares, and the value of the consideration allocable to such shares of Common Stock shall be determined as provided in subsection (ii) of this Section 2.7(a).

          (v) The number of shares of Common Stock at any one time outstanding shall include the aggregate number of shares issued or issuable (subject to readjustment upon the actual issuance thereof) upon the exercise of options, rights, warrants and upon the conversion or exchange of convertible or exchangeable securities; provided, however, that shares issuable upon the exercise of the Warrants shall not be included in such calculation.

     (b)     Options,  Rights,  Warrants  and  Convertible  and  Exchangeable
             ----------------------------------------------------------------
Securities.  In  case  the  Company  shall at any time after the date hereof and
----------
until this Warrant is fully exercised issue options, rights or warrants to subscribe for shares of Common Stock, or issue any securities convertible into or exchangeable for shares of Common Stock, for a consideration per share less than the Exercise Price immediately prior to the issuance of such options, rights or warrants (excluding shares of Common Stock issuable upon exercise of options, warrants or conversion rights granted as of the date hereof and shares of Common Stock issuable upon exercise of stock options at or above the closing market price per share of Common Stock under any stock option plan of the Company), or such convertible or exchangeable securities, or without consideration, the Exercise Price in effect immediately prior to the issuance of such options, rights or warrants, or such convertible or exchangeable securities, as the case may be, shall be reduced to a price determined by making a computation in accordance with the provision of Section 2.7(a) hereof, provided that:

          (i) The aggregate maximum number of shares of Common Stock, as the case may be, issuable under such options, rights or warrants shall be deemed to be issued and outstanding at the time such options, rights or warranties were issued, and for a consideration equal to the minimum purchase price per share provided for in such options, rights or warrants at the time of issuance, plus the consideration (determined in the same manner as consideration received on the issue or sale of shares in accordance with the terms of the Warrants), if any, received by the Company for such options, rights or warrants.

          (ii) The aggregate maximum number of shares of Common Stock issuable upon conversion or exchange of any convertible or exchangeable securities shall be deemed to be issued and outstanding at the time of issuance of such securities, and for a consideration equal to the consideration (determined in the same manner as consideration received on the issue or sale of shares of Common Stock in accordance with the terms of the Warrants) received by the Company for such securities, plus the minimum consideration, if any, receivable by the Company upon the conversion or exchange thereof.

          (iii) If any change shall occur in the price per share provided for in any of the options, rights or warrants referred to in subsection (a) of this Section 2.7, or in the price per share at which the securities referred to in subsection (b) of this Section 2.7 are convertible or exchangeable, such options, rights or warrants or conversion or exchange rights, as the case may be, shall be deemed to have expired or terminated on the date when such price change became effective in respect of shares not theretofore issued pursuant to the exercise or conversion or exchange thereof, and the Company shall be deemed to have issued upon such date new options, rights or warrants or convertible or exchangeable securities at the new price in respect of the number of shares issuable upon the exercise of such options, rights or warrants or the conversion or exchange of such convertible or exchangeable securities.

          (iv)     If  any options, rights or warrants referred to in subsection
     (a) of this Section 2.7, or any convertible or exchangeable securities referred to in subsection (b) of this Section 2.7, expire or terminate without exercise or conversion, as the case may be, then the Exercise Price of the remaining outstanding Warrant shall be readjusted as if such options, rights or warrants or convertible or exchangeable securities, as the case may be, had never been issued.

     (c)     Subdivision and Combination.  In case the Company shall at any time
             ---------------------------
subdivide or combine the outstanding shares of Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

     (d)     Adjustment  in  Number  of Securities.  Upon each adjustment of the
             -------------------------------------
Exercise Price pursuant to the provisions of this Section 2.7, the number of Warrant

Shares issuable upon the exercise of each Warrant shall be adjusted to the nearest whole number by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

     (e)     Merger  or  Consolidation.  In  case  of  any  consolidation of the
             -------------------------
Company with, or merger of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Stock), the corporation formed by such consolidation or merger shall execute and deliver to the Holder a supplemental warrant agreement providing that the Holder of each Warrant then outstanding or to be outstanding shall have the right thereafter (until the expiration of such Warrant) to receive, upon exercise of such Warrant, the kind and amount of shares of stock and other securities and property (except in the event the property is cash, then the Holder shall have the right to exercise the Warrant and receive cash in the same manner as other stockholders) receivable upon such consolidation or merger, by a holder of the number of shares of Common Stock of the Company for which such warrant might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental warrant agreement shall provide for adjustments which shall be identical to the adjustments provided in Section 2.7. The foregoing provisions of this paragraph (e) shall similarly apply to successive consolidations or mergers.

     (f)     No Adjustment of Exercise Price in Certain Cases.  No adjustment of
             ------------------------------------------------
the Exercise Price shall be made upon the issuance of any securities (i) under an Approved Stock Plan (as such term is defined in the Convertible Debenture dated as of the date hereof), (ii) that constitute Excluded Securities (as such term is defined in the Convertible Debenture dated as of the date hereof) and/or
(iii) that constitute Other Securities (as such term is defined in the Convertible Debenture dated as of the date hereof).

     (g)     Dividends  and  Other Distributions.  In the event that the Company
             -----------------------------------
shall at any time prior to the exercise of all Warrants declare a dividend (other than a dividend consisting solely of shares of Common Stock) or otherwise distribute to its stockholders any assets, property, rights, evidences of indebtedness, securities (other than shares of Common Stock), whether issued by the Company or by another, or any other thing of value, the Holders of the unexercised Warrants shall thereafter be entitled, in addition to the shares of Common Stock or other securities and property receivable upon the exercise thereof, to receive, upon the exercise of such Warrants, the same property, assets, rights, evidences of indebtedness, securities or any other thing of value that they would have been entitled to receive at the time of such dividend or distribution as if the Warrants had been exercised immediately prior to such dividend or distribution. At the time of any such dividend or distribution, the Company shall make appropriate reserves to ensure the timely performance of the provisions of this subsection 2.7 (g). Nothing contained herein shall provide for the receipt or accrual by a Holder of cash dividends prior to the exercise by such Holder of the Warrants.

     2.8     Registration Rights.  The Holder shall have the registration rights
             -------------------
set  forth  in  the  Investor  Registration  Rights  Agreement.

                            ARTICLE 3.  MISCELLANEOUS

     3.1     Transfer.  This  Warrant  may  not  be  offered, sold, transferred,
             --------
pledged, assigned, hypothecated or otherwise disposed of, in whole or in part, at any time, except in compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of an investment representation letter and a legal opinion reasonably satisfactory to the Company).

     3.2     Transfer  Procedure.  Subject to the provisions of Section 3.1, the
             -------------------
Holder may transfer or assign this Warrant by giving the Company notice setting forth the name, address and taxpayer identification number of the transferee or assignee, if applicable (the "Transferee"), and surrendering this Warrant to the Company for reissuance to the Transferee and, in the event of a transfer or assignment of this Warrant in part, the Holder. (Each of the persons or entities in whose name any such new Warrant shall be issued are herein referred to as a "Holder").

     3.3     Loss,  Theft,  Destruction  or  Mutilation.  If  this Warrant shall
             ------------------------------------------
become mutilated or defaced or be destroyed, lost or stolen, the Company shall execute and deliver a new Warrant in exchange for and upon surrender and cancellation of such mutilated or defaced Warrant or, in lieu of and in substitution for such Warrant so destroyed, lost or stolen, upon the Holder filing with the Company an affidavit that such Warrant has been so mutilated, defaced, destroyed, lost or stolen. However, the Company shall be entitled, as a condition to the execution and delivery of such new Warrant, to demand reasonably acceptable indemnity to it and payment of the expenses and charges incurred in connection with the delivery of such new Warrant. Any Warrant so surrendered to the Company shall be canceled.

     3.4     Notices.  All  notices and other communications from the Company to
             -------
the Holder or vice versa shall be deemed delivered and effective when given personally, by facsimile transmission with confirmation sheet at such address and/or facsimile number as may have been furnished to the Company or the Holder, as the case may be, in writing by the Company or the Holder from time to time.

     3.5     Waiver.  This  Warrant  and any term hereof may be changed, waived,
             ------
or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

     3.6     Governing  Law.  This Warrant shall be governed by and construed in
             --------------
accordance with the laws of the State of New York, without giving effect to its principles regarding conflicts of law. Any action to enforce the terms of this Warrant shall be exclusively heard in the county, state and federal Courts of New York and Country of the United States of America.

     3.7     Signature.  In  the  event  that  any  signature on this Warrant is
             ---------
delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same, with the same force and effect as if such facsimile signature page were an original thereof.

     3.8     Legal  Fees.  In  the  event any Person commences a legal action or
             -----------
proceeding to enforce its rights under this Warrant, the non-prevailing party to such action or proceeding shall pay all reasonable and necessary costs and expenses (including reasonable and necessary attorney's fees) incurred in enforcing such rights.

Dated:   November  17,  2005

CHARYS  HOLDING  COMPANY  INC.


By:
       -----------------------------------------
     Name: Billy Ray, Jr.
     Title: Chief Executive Officer

Attest:

------------------------------------------------
Name:
Title:

                                   APPENDIX I

                               NOTICE OF EXERCISE
                               ------------------

1. The undersigned hereby elects (please check the appropriate box and fill in the blank spaces):

     [_] to purchase ______ shares of Common Stock, $.001 par value per share, of Charys Holding Company Inc. at [$1.00] [$.01] per share for a total of $______ and pursuant to the terms of the attached Warrant, and tenders herewith payment of the aggregate Exercise Price of such Warrant Shares in full; or

     [_] to purchase _______ shares of Common Stock, $.001 par value per share, of Charys Holding Company Inc. pursuant to the cashless exercise provision under Section 2.2 (b) of the attached Warrant, and tenders herewith the number of Warrant Shares to purchase such Warrant Shares based upon the formula set forth in Section 2.2 (b).

2. Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:



Dated:                                      By:
      --------------------------------          --------------------------------
                                            Name:
                                                  ------------------------------

Title:
      --------------------------------

                                   SCHEDULE I
                                   ----------


                               SCHEDULE OF BUYERS
                               ------------------



                                ADDRESS/FACSIMILE       PRINCIPAL AMOUNT OF
           NAME                  NUMBER OF BUYER             DEBENTURES
--------------------------  --------------------------  --------------------

Highgate House Funds, Ltd.  488 Madison Avenue                    $3,000,000
                            New York, NY 10022                    $1,000,000
                            Telephone:  (212) 400-6990
                            Facsimile:  (212) 400-6901


With a copy to:             Jason M. Rimland, Esq.
                            Gottbetter & Partners, LLP
                            488 Madison Avenue
                            New York, NY 10022
                            Telephone:  (212) 400-6900
                            Facsimile:  (212) 400-6901

                                   SCHEDULE II
                                   -----------

                               SHARE DENOMINATIONS
                               -------------------

NAME OF INVESTOR

Highgate House Funds, Ltd.

Stock Certificate Denominations for the Escrow Shares in the name of Highgate House Funds, Ltd.:

10 certificates each for 500 shares
10 certificates each for 1,000 shares
10 certificates each for 2,500 shares
10 certificates each for 5,000 shares
11 certificates each for 10,000 shares
10 certificates each for 25,000 shares
12 certificates each for 50,000 shares
12 certificates each for 100,000 shares
11 certificates each for 250,000 shares
10 certificates each for 500,000 shares
10 certificates each for 1,000,000 shares